                                 MORGAN STANLEY
                      SELECT DIMENSIONS INVESTMENT SERIES

                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                               DECEMBER 31, 2001

Morgan Stanley Select Dimensions Investment Series
TABLE OF CONTENTS

Letter to the Shareholders........................    1
Portfolio of Investments:
    Money Market..................................   22
    North American Government Securities..........   24
    Diversified Income............................   26
    Balanced Growth...............................   43
    Utilities.....................................   51
    Dividend Growth...............................   55
    Value-Added Market............................   58
    Growth........................................   70
    American Opportunities........................   73
    Mid-Cap Equity................................   80
    Global Equity.................................   82
    Developing Growth.............................   87
    Emerging Markets..............................   92
Financial Statements:
    Statements of Assets and Liabilities..........   98
    Statements of Operations......................  100
    Statements of Changes in Net Assets...........  102
Notes to Financial Statements.....................  112
Financial Highlights..............................  124
Independent Auditors' Report......................  134
Trustee and Officer Information...................  135

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001

Dear Shareholder:
In 2001 the U.S. economy experienced its first recession since 1990, while the stock market extended its decline that began in 2000. The September 11 terrorist attacks exacerbated the decline in economic activity and created a low point from which the economy could potentially rebound.

Both U.S. monetary and fiscal policy during the year aimed to stimulate economic growth. The Federal Reserve Board cut the benchmark federal funds rate by 475 basis points (4.75 percent) during the period. This was the Fed's most aggressive monetary policy adjustment since 1984. As for fiscal policy, Congress passed reductions in personal tax rates as well as a number of economically stimulative spending initiatives after the September attacks.

The recession of 2001 was an unusual one along several lines. First, it was led by a downturn in business spending. Investment-led declines have occurred only once before in the postwar era. Also unusual was the fact that consumer spending on such durable goods as housing and autos remained relatively robust -- something that has not occurred in previous recessions. By the end of the year, it appeared that the economy was stabilizing.

Equity Overview
The U.S. equity markets continued deeper into negative territory as 2001 advanced. By March, the Nasdaq composite index, the Dow Jones Industrial Average and the Standard & Poor's 500 Index (S&P 500) had all crossed the threshold into bear-market territory. Poor performance was heavily concentrated in technology stocks, resulting from companies trimming their spending on information technology. Early in the year, the turmoil spread to old-economy stalwarts as well, leaving very few places in the market to hide. In the second and third quarters, growth began to outpace value for the first time since early 2000. Then the terrorist attacks of September 11 significantly damaged market returns, dragging most sectors down in a relatively uniform fashion.

The S&P 500 rebounded in the fourth quarter of 2001, advancing 10.69 percent. Despite this strong rebound the Index finished its second consecutive year of double-digit losses, down 11.88 percent. This is only the fourth time since the Depression that the U.S. equity markets had two consecutive annual losses. All sectors in the S&P 500, with the exception of consumer discretionary and materials, which combined represent only 15 percent of the Index, had negative returns.

Despite fears to the contrary, market psychology actually improved during the fourth quarter, as news on the progress of the war in Afghanistan remained positive. By late December, this growing optimism was confirmed by surprisingly high consumer confidence numbers. Other economic data such as new home
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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

sales and leading economic indicators also suggest that the U.S. economy has maintained its underlying strength.

Fixed-Income Overview
The U.S. Treasury market responded positively as the economy slowed. With a sharp further drop in interest rates following the attacks, the market reached lower levels than were consistent with an eventual recovery in the economy. Consequently, the market became vulnerable to a decline during the last several weeks of the year as rates rose to levels that anticipated an improving economic outlook.

On balance, short-term yields fell sharply while long-term yields were little changed. The 2-year Treasury note yield fell by 207 basis points, to
3.03 percent, as the Fed's easing pulled short-term interest rates lower. With many analysts anticipating an economic recovery, the net change in 30-year yields was a scant one-basis-point increase, to 5.47 percent for the year.

At the beginning of the period, yields on mortgage-backed securities and corporate securities were near their highest levels relative to Treasury yields in 15 years. These securities performed well relative to Treasuries in the period through September 10, underperformed amidst the uncertainty following the attacks, and again performed well as the economic outlook became clearer. The high-yield sector's performance was especially uneven. The economy adversely affected high-yield issuers' business plans and their access to capital markets. We believe that most sectors of the bond market still remain attractively valued relative to Treasury securities.

International Overview
International stock markets followed the U.S. market to a second year of negative equity returns. The slumping global economy caused markets to decline for most of the year, with the events of September 11th resulting in a turbulent sell-off. Against this uncertain backdrop, markets staged a strong fourth-quarter recovery from their September lows.

The European equity markets were negatively influenced by the ongoing deterioration in the performance of the world's economies. The sharp slowdown in the U.S. economy and near-recessionary conditions in much of Asia weighted heavily on the European economies, which began to slow sharply during the year. The monetary stimulus provided by the U.S. Federal Reserve Board was copied, albeit more moderately, by the European Central Bank and the Bank of England. The combination of this economic environment and the terrorist attacks of September 11 created a very poor environment for corporate earnings, which

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

suffered sharp deterioration during the second half of the year. Good pieces of news were the continued currency stability in the U.S. dollar/euro exchange rate, falling inflation and the problem-free progression to the successful introduction of euro notes and coins in the eurozone economies, which occurred on January 1, 2002.

Japan slid back into recession for the third time in a decade, as third-quarter gross domestic product shrank 0.5 percent. A record high unemployment rate of
5.4 percent dampened consumer spending and the global slowdown sapped exports. The combination of a weak economy and a fragile banking system put pressure on the yen, which has been falling. The confluence of these factors made the year a challenging one for equities in Japan. Despite showing relatively strong balance sheets and attractive valuations, international blue-chip companies domiciled in Japan were affected negatively by both investor sentiment and perceptions that a slowdown in consumption in the United States and Europe would likely hamper prospects for growth. On a positive note, enthusiastic public support for Prime Minister Junichiro Koizumi has opened an entirely new path for policymaking in Japan. In short, Koizumi's radical plans for the Japanese economy, if successfully implemented, would transform a mercantilist state-centered economy into a new capitalist-based economy promoting individuals over big groups, and encourage the creation of new companies over the protection of existing big industries. This could provide the foundation for Japanese stocks to make a significant rebound after a decade of stagnation, particularly as valuations there are near 17-year lows.

Despite improving liquidity conditions driven by central bank easings, the Asia ex-Japan region fell sharply during the year, partly as a result of concerns over slowing global economic growth and diminishing corporate profits. A prolonged weakness in global demand exacerbated the market decline, specifically for technology-related products, which weighed heavily on Asian export-oriented economies for much of the year. Asia has experienced its worst export slowdown in well over a decade. September, in the wake of the September 11 attacks, marked the low point for most Asian ex-Japan equities, driven by heightened risk aversion and a further deterioration in the global economic outlook. Asia ex-Japan equities rebounded strongly in the fourth quarter, led by strong country returns in South Korea, Taiwan, and Singapore. This surge was driven largely by anticipation of a U.S.-led economic recovery in 2002.

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

American Opportunities Portfolio
For the 12-month period ended December 31, 2001, American Opportunities Portfolio's Class X shares produced a total return of -29.47 percent versus -11.88 percent for the Standard & Poor's 500 Stock Index (S&P 500). For the same period, the Portfolio's Class Y shares returned -29.67 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

The Portfolio was positioned away from economically sensitive groups during the year, we believed these sectors would lag in terms of relative earnings performance when the economy entered recession. Historically this has been the case. This cycle, basic commodities and capital goods stocks had underperformed compared with technology, telecom and media for so long that the sectors were quite undervalued when economic activity began to slide. As a result, while their earnings declined substantially, the stocks actually outperformed the market.
For the first time in any postwar recession, consumer spending on durables did not decline. Instead consumer spending in this area remained steadfast despite record high debt levels and record low savings levels. Even a ratcheting up of unemployment did not deter this spending. As a result, the consumer cyclical area uncharacteristically led both the economy and the stock market in performance. We did not anticipate this rare development and therefore were underweighted in this leading sector.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: AMERICAN OPPORTUNITIES -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994      $9,880      $9,773
Dec. 1994     $10,069      $9,918
Mar. 1995     $10,625     $10,883
Jun. 1995     $11,772     $11,922
Sep. 1995     $13,294     $12,870
Dec. 1995     $13,991     $13,644
Mar. 1996     $14,354     $14,377
Jun. 1996     $14,985     $15,022
Sep. 1996     $15,306     $15,486
Dec. 1996     $15,803     $16,776
Mar. 1997     $15,464     $17,227
Jun. 1997     $17,781     $20,232
Sep. 1997     $20,747     $21,748
Dec. 1997     $20,848     $22,373
Mar. 1998     $23,615     $25,495
Jun. 1998     $25,030     $26,336
Sep. 1998     $23,231     $23,716
Dec. 1998     $27,266     $28,765
Mar. 1999     $29,953     $30,198
Jun. 1999     $31,198     $32,327
Sep. 1999     $30,435     $30,308
Dec. 1999     $42,482     $34,818
Mar. 2000     $44,697     $35,616
Jun. 2000     $42,154     $34,670
Sep. 2000     $46,219     $34,331
Dec. 2000     $40,605     $31,644
Mar. 2001     $31,694     $27,893
Jun. 2001     $31,638     $29,526
Sep. 2001     $26,900     $25,192
Dec. 2001  $28,639(2)     $27,886


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR     5 YEARS   SINCE INCEPTION
CLASS X                       -29.47%(1)  12.63%(1)        15.87%(1)
CLASS Y                       -29.67%(1)                  -24.18%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

We believe that close attention to absolute and relative valuation analysis will be key in 2002, given that the stock market has bottomed at higher valuations than average. We also believe that identifying earnings opportunities relating to economic, industry or company-specific situations will be a necessary strategy. As a general guide in the first half of the year, we plan to focus our selections on sectors that are more economically sensitive in light of an expected economic rebound. Areas of emphasis will include

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

technology, transportation and basic materials. Because we expect it will become apparent later in the year that the economic recovery will be sub par, we will also maintain exposure to select stable growth areas like drugs, health-care services, medical devices, consumer and business services. Positions will be adjusted as valuations or earnings outlooks change.

Balanced Growth Portfolio
For the 12-month period ended December 31, 2001, Balanced Growth Portfolio's Class X shares produced a total return of 1.21 percent versus -11.88 percent for the S&P 500 and 8.44 percent for the Lehman Brothers U.S. Aggregate Index. For the same period, the Portfolio's Class Y shares returned 0.86 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

On December 31, 2001, approximately 65 percent of the Portfolio's assets were allocated to equities and 35 percent to high-quality fixed-income securities. The Portfolio's equity component, which consists of 25 common stocks spread among 20 different industry groups, was relatively fully invested. During the fiscal year, the Portfolio's equity component maintained its underexposure to high-technology and high price-to-earnings (p/e) stocks, many of which underperformed during the period. Instead, the Portfolio's screening process led to overweightings in basic materials, capital goods, energy and utilities, which enjoyed strong cash flows and attractive dividend yields. In addition, many of these sectors had positive earnings compared with year-earlier results.

At the beginning of the period, yields for most U.S. fixed-income securities were the most generous relative to U.S. Treasury and agency securities that they had been in more than 15 years. We believed that this represented an unusual opportunity to build positions in mortgage-backed securities and investment-grade

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: BALANCED GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)  LEHMAN(4)
Nov. 1994     $10,000     $10,000    $10,000
Nov. 1994     $10,000      $9,773    $10,025
Dec. 1994     $10,060      $9,918    $10,094
Mar. 1995     $10,498     $10,883    $10,603
Jun. 1995     $11,453     $11,922    $11,249
Sep. 1995     $11,942     $12,870    $11,470
Dec. 1995     $12,359     $13,644    $11,959
Mar. 1996     $12,670     $14,377    $11,747
Jun. 1996     $13,090     $15,022    $11,813
Sep. 1996     $13,538     $15,486    $12,032
Dec. 1996     $14,033     $16,776    $12,393
Mar. 1997     $13,705     $17,227    $12,323
Jun. 1997     $15,411     $20,232    $12,776
Sep. 1997     $16,312     $21,748    $13,201
Dec. 1997     $16,542     $22,373    $13,589
Mar. 1998     $18,156     $25,495    $13,801
Jun. 1998     $18,332     $26,336    $14,123
Sep. 1998     $16,894     $23,716    $14,720
Dec. 1998     $18,926     $28,765    $14,770
Mar. 1999     $19,355     $30,198    $14,697
Jun. 1999     $20,547     $32,327    $14,567
Sep. 1999     $18,984     $30,308    $14,666
Dec. 1999     $19,591     $34,818    $14,648
Mar. 2000     $19,236     $35,616    $14,972
Jun. 2000     $18,346     $34,670    $15,232
Sep. 2000     $19,581     $34,331    $15,691
Dec. 2000     $20,839     $31,644    $16,351
Mar. 2001     $20,664     $27,893    $16,848
Jun. 2001     $21,536     $29,526    $16,943
Sep. 2001     $19,796     $25,192    $17,724
Dec. 2001  $21,090(2)     $27,886    $17,732


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR   5 YEARS   SINCE INCEPTION
CLASS X                       1.21%(1)  8.49%(1)        11.01%(1)
CLASS Y                       0.86%(1)                   7.87%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers U.S Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

corporate issues. Consequently, we increased the Portfolio's allocations to both sectors, with mortgage-backed securities representing 41.6 percent of the Portfolio's fixed-income component and corporate and other nongovernmental investments representing 30.1 percent at the end of the period. The remaining
28.3 percent of the Portfolio was invested in government securities and cash or other short-term investments. Despite a sharp increase in yields on non-government securities relative to Treasury securities immediately following the September 11 attacks, these sectors performed relatively well. By the end of the period, Treasury note yields had risen back toward fair value, while nongovernmental security yields continued to offer good value relative to Treasury securities.

Developing Growth Portfolio
For the 12-month period ended December 31, 2001, Developing Growth Portfolio's Class X shares produced a total return of -25.49 percent versus 2.49 percent for the Russell 2000 Index. For the same period, the Portfolio's Class Y shares returned -25.67 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

The Portfolio's underperformance relative to its benchmark during this period was attributable to the Portfolio's overweighting of telephone services and technology, the two worst-performing sectors, and its underweighting of such defensive sectors as financial services, consumer durables and basic resources, which performed well during the period. However, stock selection was the primary driver of underperformance during 2001. Stock selection was particularly weak in technology, heavy industry and telephone services. All three sectors were negatively affected by the year's dramatic economic slowdown and decrease in capital spending. In addition, telephone services companies, particularly competitive local exchange carriers, were hurt by their lack of access to the capital markets. Consumer services was a bright spot for stock selection, however, as a number of the Portfolio's entertainment and leisure holdings performed well.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DEVELOPING GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     RUSSELL 2000(3)
Nov. 1994     $10,000          $10,000
Nov. 1994     $10,070           $9,716
Dec. 1994     $10,158           $9,977
Mar. 1995     $10,702          $10,438
Jun. 1995     $12,648          $11,417
Sep. 1995     $14,746          $12,544
Dec. 1995     $15,365          $12,816
Mar. 1996     $16,213          $13,470
Jun. 1996     $17,564          $14,144
Sep. 1996     $17,982          $14,192
Dec. 1996     $17,355          $14,930
Mar. 1997     $15,540          $14,158
Jun. 1997     $17,861          $16,453
Sep. 1997     $21,093          $18,902
Dec. 1997     $19,745          $18,269
Mar. 1998     $22,254          $20,106
Jun. 1998     $21,615          $19,169
Sep. 1998     $17,203          $15,307
Dec. 1998     $21,530          $17,804
Mar. 1999     $22,794          $16,838
Jun. 1999     $26,078          $19,456
Sep. 1999     $27,153          $18,226
Dec. 1999     $41,449          $21,588
Mar. 2000     $45,800          $23,117
Jun. 2000     $38,331          $22,244
Sep. 2000     $36,577          $22,489
Dec. 2000     $32,492          $20,936
Mar. 2001     $24,222          $19,574
Jun. 2001     $26,781          $22,371
Sep. 2001     $20,157          $17,720
Dec. 2001  $24,210(2)          $21,456


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    5 YEARS   SINCE INCEPTION
CLASS X                       -25.49%(1)  6.88%(1)        13.18%(1)
CLASS Y                       -25.67%(1)                 -26.20%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Russell 2000 Index is a capitalization-weighted index, which is comprised of the 2000 smallest stocks included in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

During the first quarter of 2001, we shifted from an investment posture that was tilted slightly toward aggressive growth companies to one that favored more stable growth issues. We remained somewhat cautious throughout the second and third quarters, despite the strong run-up in the equity markets during April and May. We took advantage of market weakness during the summer and fall to do some selective buying in more aggressive areas, such as semiconductors, broadcasting and biotechnology. Nevertheless, at year-end the Portfolio continued to hold a good number of stable growth stocks. While we do anticipate an economic recovery in 2002, its timing and magnitude are by no means certain. Accordingly, we intend to maintain flexibility in order to position the Portfolio appropriately for whatever economic recovery scenario may unfold.

Diversified Income Portfolio
For the 12-month period ended December 31, 2001, Diversified Income Portfolio's Class X shares produced a total return of -4.06 percent versus 8.96 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned -4.41 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

The Portfolio's negative return can be attributed primarily to the poor performance of its high-yield component. The Portfolio's holdings in the B-rated sector of the high-yield market, in particular, significantly underperformed securities at the higher-quality end of the fixed-income market. The global securities portion also performed poorly as non-U.S. bond markets showed lackluster results and nondollar currencies fell relative to the U.S. dollar.

HIGH-YIELD SECURITIES COMPONENT. The past three years have been one of the most difficult periods for the high-yield market. As a result of substantial weakness in the market, we have seen high-yield bond prices decline sharply and yields rise correspondingly over this period. The Portfolio's core position in the

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVERSIFIED INCOME -- CLASS X SHARES
($ in Thousands)

              FUND     LEHMAN(3)
Nov. 1994     $10,000    $10,000
Nov. 1994     $10,030     $9,987
Dec. 1994     $10,076    $10,022
Mar. 1995     $10,222    $10,462
Jun. 1995     $10,336    $10,984
Sep. 1995     $10,469    $11,166
Dec. 1995     $10,777    $11,559
Mar. 1996     $11,027    $11,462
Jun. 1996     $11,304    $11,534
Sep. 1996     $11,501    $11,739
Dec. 1996     $11,806    $12,026
Mar. 1997     $11,820    $12,013
Jun. 1997     $12,221    $12,367
Sep. 1997     $12,639    $12,701
Dec. 1997     $12,788    $12,973
Mar. 1998     $13,010    $13,175
Jun. 1998     $13,181    $13,423
Sep. 1998     $13,310    $14,026
Dec. 1998     $13,328    $14,067
Mar. 1999     $13,175    $14,041
Jun. 1999     $13,232    $13,985
Sep. 1999     $13,191    $14,114
Dec. 1999     $13,084    $14,122
Mar. 2000     $13,167    $14,334
Jun. 2000     $13,110    $14,576
Sep. 2000     $12,701    $14,996
Dec. 2000     $12,463    $15,550
Mar. 2001     $12,340    $16,077
Jun. 2001     $11,890    $16,185
Sep. 2001     $11,915    $16,930
Dec. 2001  $11,957(2)    $16,944


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR    5 YEARS   SINCE INCEPTION
CLASS X                       -4.06%(1)  0.25%(1)         2.53%(1)
CLASS Y                       -4.41%(1)                  -6.27%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

B-rated sector was adversely affected. The Portfolio's holdings in the fixed-line communications industry and to a lesser extent in wireless communications, were the major reasons for its disappointing performance. Fixed-line telecom was the worst-performing industry within the telecommunications sector during the past 12 months. This industry experienced a high default rate and many ratings downgrades, which led investors to sell the sector and pushed prices down for most telecom-related bonds. The Portfolio's management team has been working to reposition the high-yield portion of the Portfolio, to better enable its high-yield investments to provide competitive long-term returns with less overall volatility.

GLOBAL SECURITIES COMPONENT. Throughout the period under review, the Portfolio continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income levels. The global portion benefited from a change in investment guidelines that now allow investments in BBB-rated and A-rated securities and in securities with maturities in excess of three years. These securities performed relatively well. However, most non-U.S. bond markets failed to match the positive results seen in the U.S. market and most investment-grade, nondollar currencies fell.

U.S. GOVERNMENT AND MORTGAGE-BACKED SECURITIES COMPONENT. At the beginning of the year, mortgage-backed security yields were at their highest levels relative to Treasury securities in nearly 15 years. Consequently, the Portfolio's mortgage-backed position was increased during the early portion of the year. By the end of the fiscal year, the mortgage position was pared back as investment opportunities became more limited. Timely adjustments in the Portfolio's interest-rate sensitivity also contributed to performance.

Dividend Growth Portfolio
For the 12-month period ended December 31, 2001, Dividend Growth Portfolio's Class X shares returned -5.45 percent to shareholders versus -11.88 percent for the S&P 500. For the same period, the Portfolio's

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVIDEND GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994      $9,880      $9,773
Dec. 1994      $9,995      $9,918
Mar. 1995     $10,947     $10,883
Jun. 1995     $12,113     $11,922
Sep. 1995     $12,859     $12,870
Dec. 1995     $14,005     $13,644
Mar. 1996     $15,432     $14,377
Jun. 1996     $15,791     $15,022
Sep. 1996     $16,363     $15,486
Dec. 1996     $17,435     $16,776
Mar. 1997     $17,896     $17,227
Jun. 1997     $20,639     $20,232
Sep. 1997     $21,908     $21,748
Dec. 1997     $21,990     $22,373
Mar. 1998     $24,979     $25,495
Jun. 1998     $25,037     $26,336
Sep. 1998     $23,306     $23,716
Dec. 1998     $26,329     $28,765
Mar. 1999     $26,526     $30,198
Jun. 1999     $29,700     $32,327
Sep. 1999     $26,447     $30,308
Dec. 1999     $26,468     $34,818
Mar. 2000     $24,834     $35,616
Jun. 2000     $24,087     $34,670
Sep. 2000     $25,440     $34,331
Dec. 2000     $27,886     $31,644
Mar. 2001     $26,598     $27,893
Jun. 2001     $28,204     $29,526
Sep. 2001     $24,206     $25,192
Dec. 2001  $26,367(2)     $27,886


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR    5 YEARS   SINCE INCEPTION
CLASS X                       -5.45%(1)  8.62%(1)        14.54%(1)
CLASS Y                       -5.71%(1)                   4.53%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group presentation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Class Y shares returned -5.71 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

The Portfolio's performance outpaced that of the S&P 500, due in part to its low exposure to high technology and other stocks with high price-to-earnings ratios, many of which underperformed during the period. The Portfolio's screening process led to overweightings in basic materials, capital goods, energy and utilities, which currently enjoy strong cash flows and attractive dividend yields.

On December 31, 2001, the Portfolio was relatively fully invested. We maintained the Portfolio's stated intention of focusing its investments on traditional companies with viable e-commerce strategies. Portfolio transactions during the period included a reallocation of assets to reflect a more accurate use of the dividend-growth discipline. As a result, holdings in Ryder, Aetna, Phelps Dodge, Enron and Zimmer Holdings (a spinoff from Bristol-Myers Squibb) were liquidated. Additionally, the acquisition of GPU by First Energy was completed. At the end of December, the Portfolio was invested in 67 common stocks spread among 35 different industry groups.

Emerging Markets Portfolio
For the 12-month period ended December 31, 2001, Emerging Markets Portfolio returned -3.38 percent compared to 1.76 percent for the S&P/IFCI Emerging Markets Index.

The emerging equity markets went through another volatile period during 2001. After having rallied sharply early in the year, these stocks fell on concerns that interest-rate cuts by the U.S. Federal Reserve would prove inadequate to stave off a hard landing of the domestic economy. Further, the maxi-devaluation of the Turkish lira and financial meltdown in Argentina sent tremors through the emerging debt markets, hurting the risk profile for equities. With

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: EMERGING MARKETS
($ in Thousands)

              FUND     IFCI(3)
Nov. 1994     $10,000  $10,000
Nov. 1994     $10,020   $9,782
Dec. 1994     $10,057   $8,741
Mar. 1995     $10,181   $7,454
Jun. 1995      $9,980   $8,107
Sep. 1995     $10,120   $8,078
Dec. 1995     $10,000   $8,004
Mar. 1996     $10,882   $8,606
Jun. 1996     $11,510   $8,979
Sep. 1996     $11,320   $8,778
Dec. 1996     $11,768   $8,754
Mar. 1997     $12,693   $9,589
Jun. 1997     $14,431  $10,168
Sep. 1997     $13,583   $9,246
Dec. 1997     $11,918   $7,464
Mar. 1998     $11,882   $7,985
Jun. 1998      $9,518   $6,291
Sep. 1998      $7,398   $4,930
Dec. 1998      $8,458   $5,821
Mar. 1999      $9,164   $6,455
Jun. 1999     $11,592   $7,990
Sep. 1999     $11,517   $7,739
Dec. 1999     $15,523   $9,728
Mar. 2000     $16,370   $9,859
Jun. 2000     $15,116   $8,849
Sep. 2000     $12,459   $7,700
Dec. 2000     $11,088   $6,638
Mar. 2001     $10,145   $6,317
Jun. 2001     $10,938   $6,772
Sep. 2001      $8,613   $5,257
Dec. 2001  $10,713(2)   $6,756

AVERAGE ANNUAL TOTAL RETURNS
           1 YEAR              5 YEARS   SINCE INCEPTION
-3.38%(1)                     -1.86%(1)         0.97%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The S&P/IFCI Emerging Markets Index is a broad, neutral and historically consistent benchmark for the emerging markets. The Index includes Latin America, East Asia, South Asia, Europe, the Mideast and Africa, reflecting restrictions on foreign investments, market capitalization, and liquidity. The Index does not include any expenses, fees or charges. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

global equity markets already under substantial pressure from slower world growth, the September 11 terrorist attacks in the United States dealt a sharp blow to investor confidence. However, emerging stock markets staged a healthy rebound during the final months of the year as the result of diminished aversion toward riskier asset classes as well as investors' perception that the downturn in the United States would be less severe than initially feared.

Following global trends, Asian equity markets posted mixed performances during 2001. Moreover, the variation in market performance across countries became quite significant as the country effect continued to outweigh the sector effect. South Korean equities posted very strong gains throughout most of the year as its relatively diversified economy bolstered the country's resilience to the global slowdown. Stock prices in Taiwan also held up relatively well, due to an improvement in the political climate and supportive measures from that government. The economies of both Korea and Taiwan surged during the fourth quarter of the year, fueled by an improving outlook for semiconductor manufacturers. In Southeast Asia, events in Malaysia, Indonesia and Thailand are certainly positive at the margin. On a negative note, China posted the region's steepest declines, falling sharply after the government hinted that measures to curb excessive speculation would be implemented if stock prices continued to rise. Hong Kong, traditionally seen as a safe haven in Asia, weakened substantially in 2001.

Latin American equity markets had a difficult start in 2001 as the decline in global equity markets exacerbated the ongoing economic crisis in Argentina. After falling sharply in the wake of the September 11 attacks on the United States, Latin American stocks rebounded sharply in the final months of the year as the markets improved in line with global equity markets. Mexican equities posted strong gains in 2001 and the peso remained strong throughout most of the year.

With the exception of Russia, all of the major equity markets in the EMEA region (emerging Europe, Middle East and Africa) posted declines during 2001.

As of December 31, 2001, the Portfolio's largest country weightings were South Korea (23.9 percent), Mexico (12.1 percent), China and Hong Kong
(11.4 percent), Brazil (10.1 percent), South Africa (10.0 percent), Taiwan
(7.8 percent) and Israel (4.3 percent). The Fund also held smaller positions in India, Turkey, Poland, Chile, Hungary, Russia and Venezuela. At the end of the quarter, the Portfolio held a cash position of 5.7 percent.

The outlook for emerging markets will depend to a large extent on the timing and strength of the expected economic recovery in the United States. In addition, further improvement in the relative performance of

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

the technology sector will be of particular benefit to the Asian equity markets. In Latin America it is too early to judge the impact of Argentina's collapse on the other markets in the region, but the steady improvement in the prospects for a global economic recovery remains supportive of the markets in general. Central Europe will be driven by any economic recovery in western Europe (in particular Germany) and any further interest-rate declines as a result of inflation being brought under control.

Global Equity Portfolio
For the 12-month period ended December 31, 2001, Global Equity Portfolio's
Class X shares produced a total return of -17.22 percent, compared to -16.82 percent for the Morgan Stanley Capital International (MSCI) World Index. For the same period, the Portfolio's Class Y shares returned -17.38 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

On December 31, 2001, the Portfolio's regional weighting targets were 53 percent in North America (underweighted relative to the MSCI World Index), 31 percent in Europe (overweighted), 10 percent in Japan (overweighted) and 2 percent in Asia (overweighted). The remaining 4 percent was held in cash and cash equivalents.

Throughout the period, the Portfolio maintained overweightings in health care, energy and materials. The Portfolio's top holdings as of December 31, 2001, were Lockheed Martin (aerospace and defense), Gilead Sciences (biotechnology), General Mills (food products), Baxter International (healthcare equipment), Forest Laboratories (biotechnology), Applied Materials (semiconductor

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GLOBAL EQUITY -- CLASS X SHARES
($ in Thousands)

              FUND     MSCI WORLD IX(3)
Nov. 1994     $10,000           $10,000
Nov. 1994      $9,930            $9,762
Dec. 1994      $9,970            $9,855
Mar. 1995     $10,028           $10,316
Jun. 1995     $10,679           $10,756
Sep. 1995     $11,136           $11,356
Dec. 1995     $11,342           $11,896
Mar. 1996     $11,900           $12,380
Jun. 1996     $12,292           $12,738
Sep. 1996     $12,278           $12,908
Dec. 1996     $12,639           $13,500
Mar. 1997     $12,795           $13,538
Jun. 1997     $14,275           $15,576
Sep. 1997     $14,535           $16,021
Dec. 1997     $13,733           $15,627
Mar. 1998     $15,467           $17,865
Jun. 1998     $15,589           $18,229
Sep. 1998     $13,514           $16,044
Dec. 1998     $15,809           $19,431
Mar. 1999     $16,148           $20,124
Jun. 1999     $17,250           $21,085
Sep. 1999     $17,198           $20,772
Dec. 1999     $21,205           $24,081
Mar. 2000     $22,009           $24,525
Jun. 2000     $21,624           $23,655
Sep. 2000     $21,023           $22,467
Dec. 2000     $19,948           $21,077
Mar. 2001     $17,255           $18,370
Jun. 2001     $17,946           $18,854
Sep. 2001     $14,861           $16,144
Dec. 2001  $16,513(2)           $17,531


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    5 YEARS   SINCE INCEPTION
CLASS X                       -17.22%(1)  5.49%(1)         7.27%(1)
CLASS Y                       -17.38%(1)                 -17.71%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

equipment) and Bed Bath & Beyond Inc. (specialty stores) and Edwards Life Sciences Corp. (medical specialties) in the United States.

Growth Portfolio
For the 12-month period ended December 31, 2001, Growth Portfolio's Class X shares posted a total return of -15.23 percent versus -11.88 percent for the S&P
500. For the same period, the Portfolio's Class Y shares returned -15.46 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

During a period in which investors heavily favored value stocks over growth-oriented issues, the Portfolio underperformed the S&P 500. However, the Portfolio's performance relative to its own growth universe was more favorable. The Portfolio's performance was also hindered by its overweighting of technology stocks, which was the second worst performing sector. Stock selection in the first quarter lagged the index materially and the Portfolio ended the year behind the index return despite its outperformance in both the second and fourth quarters.
Morgan Stanley Investment Management Inc., the Portfolio's sub-advisor, increased its emphasis on larger, more-established companies that dominate their respective industries. These are companies with longer histories as publicly traded companies that have cash on their balance sheets and have weathered prior economic downturns, such as Microsoft and Cisco. While the Portfolio underweighted telecom equipment, it did not escape the severe declines suffered by that sector. Several other bellwether names, including EMC, the leader in storage technology, and Oracle detracted from the Portfolio's performance. Both were hurt by a lack of demand and fierce price competition from rivals seeking to gain market share.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994     $10,020      $9,773
Dec. 1994     $10,067      $9,918
Mar. 1995     $10,194     $10,883
Jun. 1995     $10,710     $11,922
Sep. 1995     $11,381     $12,870
Dec. 1995     $11,405     $13,644
Mar. 1996     $12,199     $14,377
Jun. 1996     $12,835     $15,022
Sep. 1996     $13,402     $15,486
Dec. 1996     $14,091     $16,776
Mar. 1997     $13,624     $17,227
Jun. 1997     $16,004     $20,232
Sep. 1997     $17,210     $21,748
Dec. 1997     $17,343     $22,373
Mar. 1998     $19,416     $25,495
Jun. 1998     $19,184     $26,336
Sep. 1998     $16,060     $23,716
Dec. 1998     $19,636     $28,765
Mar. 1999     $21,059     $30,198
Jun. 1999     $22,596     $32,327
Sep. 1999     $22,408     $30,308
Dec. 1999     $27,314     $34,818
Mar. 2000     $29,991     $35,616
Jun. 2000     $29,030     $34,670
Sep. 2000     $28,434     $34,331
Dec. 2000     $24,123     $31,644
Mar. 2001     $19,664     $27,893
Jun. 2001     $21,506     $29,526
Sep. 2001     $18,124     $25,192
Dec. 2001  $20,449(2)     $27,886


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    5 YEARS   SINCE INCEPTION
CLASS X                       -15.23%(1)  7.73%(1)        10.53%(1)
CLASS Y                       -15.46%(1)                 -23.04%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

The Portfolio was also overweighted in health care. Large-cap pharmaceuticals did not perform as well as expected, given the earnings visibility the sector had relative to other areas of the market. The industry was hurt by a number of company-specific events, including patent expirations and the rapid success that generic replacements had in gaining market share. Biotechnology stocks benefited from increased attention to the approval and release of potential blockbuster drugs. The Portfolio also had some exposure to stable growth health-care services companies, including Tenet Healthcare, Quest Diagnostics and Laboratory Company of America.

Within the consumer discretionary sector, the sub-advisor favored discount retailers such as Home Depot, which benefited from a robust housing market and consumer interest in cocooning following September 11. Other retail names that performed well were Dollar Tree Stores, Wal-Mart and Costco. The Portfolio was roughly market weighted in consumer staples and underweighted in financials, where it maintained exposure to both high- and low-beta names. Freddie Mac was the largest holding within this sector. Citigroup, one of the higher-beta financials, was a top-10 holding with a positive return for the year.

Tyco, the Portfolio's largest holding during the fiscal year, exceeded earnings expectations in each quarter, produced more than $4 billion in free cash flow and made acquisitions in each of its major divisions. In January, however, the company announced its intention of breaking up into four separate companies. This announcement contributed to the sub-advisor's decision to eliminate the holding from the portfolio.

The largest acquisition was CIT Financial, which created a new line of business for the company. General Dynamics was built into a top-10 position early in the year, based on its earnings growth track record and strong business visibility. The holding was trimmed back after a strong run-up in defense stocks post September 11 and as the company announced there was some likelihood next year's earnings-per-share numbers would be reduced. General Electric, another top-10 holding, struggled last year as a series of negative events hit the company. From the rejection of the Honeywell merger by the European Union Commission to the effects of September 11, the stock struggled.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Mid-Cap Equity Portfolio
For the 12-month period ended December 31, 2001, Mid-Cap Equity Portfolio's Class X shares produced a total return of -36.39 percent versus -0.58 percent for the S&P MidCap 400 Index. For the same period, the Portfolio's Class Y shares returned -36.56 percent. The performance of the Portfolio's two share classes varies because of differing expenses.
According to TCW Investment Management Company (TCW), the Portfolio's sub-advisor, the Portfolio's underperformance relative to its benchmark resulted primarily from its significant overweighting in technology. The rapid slowing of the economy and a significant reduction in capital spending on technology by corporate America contributed to the sector's sharp decline. However, the sub-advisor continues to expect technology to be one of the most fertile areas for investment. Currently, TCW believes there are few compelling investments in the telecommunications equipment industry, where it expects spending by customers (telecommunications carriers) to continue falling for some time. In contrast, TCW sees signs of improvement in the noncommodity portions of the semiconductor industry. TCW seeks to identify areas within technology where the greatest innovation is being created and where the next large, profitable growth companies may be emerging.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: MID-CAP EQUITY -- CLASS X SHARES
($ in Thousands)

              FUND     S&P MID-CAP(3)
21-Jan-97     $10,000         $10,000
31-Jan-97     $10,010          $9,954
31-Mar-97      $9,400          $9,452
30-Jun-97     $10,361         $10,841
30-Sep-97     $11,739         $12,583
31-Dec-97     $11,584         $12,688
31-Mar-98     $12,737         $14,085
30-Jun-98     $12,679         $13,784
30-Sep-98      $9,875         $11,790
31-Dec-98     $12,241         $15,114
31-Mar-99     $12,861         $14,149
30-Jun-99     $13,961         $16,153
30-Sep-99     $14,687         $14,795
31-Dec-99     $23,516         $17,338
31-Mar-00     $27,532         $19,538
30-Jun-00     $25,866         $18,894
30-Sep-00     $27,194         $21,189
31-Dec-00     $17,034         $20,373
31-Mar-01     $10,935         $18,179
30-Jun-01     $13,315         $20,572
30-Sep-01      $7,847         $17,165
31-Dec-01  $10,836(2)         $20,255


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    SINCE INCEPTION
CLASS X                       -36.39%(1)         1.64%(1)
CLASS Y                       -36.56%(1)       -47.07%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's MidCap 400 Index (S&P 400) is a market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The U.S. equity markets bounced back impressively in October and November, suggesting that investors were beginning to discount a recovery. TCW was particularly encouraged by the Portfolio's 38.08 percent return over the fourth quarter (relative to 18 percent for the S&P MidCap 400).

Despite the negative forces that currently plague the markets and the economy, TCW is optimistic about the long-term prospects for the equity markets. The sub-advisor believes that the foundation of the resilient

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

U.S. economy is intact and maintains its confidence that corporate revenue growth will return. It is TCW's belief that over a complete market cycle, the returns to equity investors are driven not by emotional reactions to extraordinary events but rather by earnings. Consequently, the sub-advisor seeks to own companies that it believes can quickly grow earnings through a complete economic cycle.

Money Market Portfolio
As of December 31, 2001, Money Market Portfolio had net assets in excess of $207 million, with an average life of 47 days. For the seven-day period ended December 31, 2001, the Portfolio provided an effective yield of 1.78 percent and a current yield of 1.75 percent, while its 30-day moving average yield for December was 1.87 percent. For the 12-month period ended December 31, 2001, the Portfolio's Class X shares provided a total return of 3.88 percent.

For the seven-day period ended December 31, 2001, the Portfolio's Class Y shares provided an effective yield of 1.53 percent and a current yield of 1.50 percent, while their 30-day moving average yield for December was 1.62 percent. For the 12-month period ended December 31, 2002, the Portfolio's Class Y shares provided a total return of 3.62 percent. The performance of the Portfolio's two share classes varies because of differing expenses.

On December 31, 2001, approximately 59 percent of the Portfolio was invested in high-quality commercial paper, 33 percent in federal agency obligations and the remaining 8 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 92 percent of the Portfolio's holdings were due to mature in less than four months. We believe that the Portfolio is well positioned for stability of value with a high degree of liquidity.

As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second half of 2002.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

North American Government Securities Portfolio
For the 12-month period ended December 31, 2001, North American Government Securities Portfolio produced a total return of 4.91 percent versus 8.64 percent for the Lehman Brothers U.S. Government Index (1 - 5 Year).

As of December 31, 2001, 100 percent of the portfolio's assets were invested in the United States. The Portfolio's sub-advisor, TCW Investment Management Company (TCW), continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Portfolio is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor those sectors for investment opportunities that it believes would be attractive relative to those in the United States.

TCW's outlook for the mortgage sector is favorable. The Federal Reserve is expected to maintain its accommodative stance in early 2002, with one more quarter-point rate cut not out of the question. Inflationary pressures are minimal, and the Fed is unlikely to reverse its position before an economic recovery is well under way. Volatility is expected to decline. Prepayment risk is also on the decline, following the recent rise in interest rates. Spreads between mortgages and Treasuries remain above historical norms. Demand for mortgage product is expected to stay strong. TCW's continued focus on call protection should reduce the Portfolio's exposure to prepayment risk. TCW is looking for well-structured call-protected securities, with the vast majority of its holdings having been issued by the U.S. government and its agencies and instrumentalities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: NORTH AMERICAN GOVERNMENT SECURITIES
($ in Thousands)

              FUND     LEHMAN(3)
Nov. 1994     $10,000    $10,000
Nov. 1994     $10,020    $10,000
Dec. 1994     $10,061    $10,022
Mar. 1995     $10,182    $10,404
Jun. 1995     $10,349    $10,814
Sep. 1995     $10,503    $10,975
Dec. 1995     $10,705    $11,291
Mar. 1996     $10,711    $11,281
Jun. 1996     $10,764    $11,377
Sep. 1996     $10,952    $11,571
Dec. 1996     $11,171    $11,810
Mar. 1997     $11,235    $11,851
Jun. 1997     $11,462    $12,144
Sep. 1997     $11,713    $12,416
Dec. 1997     $11,831    $12,651
Mar. 1998     $11,941    $12,837
Jun. 1998     $12,097    $13,050
Sep. 1998     $12,263    $13,549
Dec. 1998     $12,337    $13,618
Mar. 1999     $12,467    $13,656
Jun. 1999     $12,530    $13,689
Sep. 1999     $12,649    $13,848
Dec. 1999     $12,756    $13,885
Mar. 2000     $12,914    $14,073
Jun. 2000     $13,096    $14,323
Sep. 2000     $13,330    $14,674
Dec. 2000     $13,606    $15,148
Mar. 2001     $13,855    $15,593
Jun. 2001     $14,009    $15,734
Sep. 2001     $14,221    $16,397
Dec. 2001  $14,274(2)    $16,457

AVERAGE ANNUAL TOTAL RETURNS
           1 YEAR             5 YEARS   SINCE INCEPTION
4.91%(1)                      5.02%(1)         5.11%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturiites of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Utilities Portfolio
For the 12-month period ended December 31, 2001, Utilities Portfolio's Class X shares produced a total return of -25.51 percent versus -11.88 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -25.69 percent. The performance of the Portfolio's two share classes varies because of differing expenses.
The primary reason for the Portfolio's underperformance relative to that of the S&P 500 was weakness in the energy sector, particularly among natural gas companies, which declined 28.93 percent (as measured by the AMEX Natural Gas Index). In addition, uncertainty surrounding the California power situation, Enron and the tempering of overly enthusiastic earnings projections weighed on the power sector as a whole. For reference, the Dow Jones Utilities Average posted a return of -26.25 percent for the calendar year. As a result, many utility and utility-related companies did not display their traditional defensive characteristics, because these events affected investor confidence.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: UTILITIES -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994     $10,020      $9,773
Dec. 1994     $10,065      $9,918
Mar. 1995     $10,508     $10,883
Jun. 1995     $11,128     $11,922
Sep. 1995     $12,124     $12,870
Dec. 1995     $12,888     $13,644
Mar. 1996     $13,072     $14,377
Jun. 1996     $13,621     $15,022
Sep. 1996     $13,298     $15,486
Dec. 1996     $13,981     $16,776
Mar. 1997     $13,729     $17,227
Jun. 1997     $15,031     $20,232
Sep. 1997     $16,102     $21,748
Dec. 1997     $17,679     $22,373
Mar. 1998     $19,996     $25,495
Jun. 1998     $19,786     $26,336
Sep. 1998     $18,602     $23,716
Dec. 1998     $21,609     $28,765
Mar. 1999     $21,918     $30,198
Jun. 1999     $24,729     $32,327
Sep. 1999     $24,475     $30,308
Dec. 1999     $31,056     $34,818
Mar. 2000     $35,987     $35,616
Jun. 2000     $32,123     $34,670
Sep. 2000     $32,899     $34,331
Dec. 2000     $30,463     $31,644
Mar. 2001     $26,843     $27,893
Jun. 2001     $26,206     $29,526
Sep. 2001     $22,448     $25,192
Dec. 2001  $22,692(2)     $27,886


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR     5 YEARS   SINCE INCEPTION
CLASS X                       -25.51%(1)  10.17%(1)        12.16%(1)
CLASS Y                       -25.69%(1)                  -22.82%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

During the year, the Portfolio maintained a prudent, defensive strategy focusing mainly on more-traditional electric utilities with attractive dividend yields. While electric utilities performed admirably during the frequent periods of severe market volatility, the performance of the power sector overall was hindered by concerns surrounding California's flawed deregulation plan. In addition, widespread fears of industry reregulation and electric power overcapacity contributed to the group's lagging performance. Furthermore, the wholesale power companies, or independent power producers (IPPs), suffered from exposure to the California crisis and debt downgrades by Moody's, as well as from the impact of a weak economy that crimped power prices and sales. Despite the difficulties of the past year, we believe that many utility and

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

IPP companies are now positioned to benefit as electric power fundamentals strengthen within a revitalizing economy.

With respect to integrated gas companies, 2001 was very challenging as demand and commodity prices softened and the industry's largest player, Enron, fell under intense investor and regulatory scrutiny related to company-specific financial disclosures. The Portfolio's gas portfolio remains balanced between larger integrated services players and local distribution companies. The latter group displayed solid relative performance during the year. We believe that local distribution companies currently offer attractive dividend-income characteristics and a more conservative growth platform for investors.

Within the telecommunications sector, the Portfolio avoided much of the downturn in the manufacturing companies that resulted from lower capital expenditures by the carriers. Instead, the Portfolio favored both the Regional Bell Operating Companies and selective independent telephone service providers. The telecom services component of the Portfolio performed well on a relative basis, given its emphasis on companies with defensive qualities and attractive local telecom assets. We believe that when the economy begins to regain momentum the telecom market will likely benefit from an acceleration in both wireless and data usage as well as subscriber growth.

On December 31, 2001, 89 percent of the Portfolio's net assets were allocated to utility and utility-related equities, 7 percent to high-quality fixed-income securities and the remaining 4 percent to cash and cash equivalents. Within the equity component, 50 percent was allocated to electric power, 25 percent to telecommunications and 25 percent to natural gas. Adding a further degree of diversification to the Portfolio were selective international securities
(7 percent of its net assets), which focused on telecommunications holdings. The fixed-income portion of the Portfolio remains well diversified, with a weighted average credit rating on December 31, 2001, of A3 and A-, as measured by Moody's Investors Service and Standard & Poor's, respectively.

While challenges abound for the economy, the broad market and the utilities sector, we believe that a more favorable investment climate should materialize during 2002 as investors anticipate and benefit from a long-awaited economic recovery. In an effort to capitalize on several attractively valued growth situations within the United States, we expect to expand the Portfolio's communications component while maintaining a prudent complement of electric power and energy-related equities. In addition, we expect widespread consolidation across virtually every utility sector in the near future, which could provide a meaningful catalyst for positive share-price performance in 2002.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Going forward, the Portfolio will continue to invest prudently while seeking to provide competitive total returns for shareholders. Additionally, in a continuing effort to mitigate risk and maximize investment return, we anticipate maintaining a widely diversified, high-quality portfolio of electric, energy and communications companies that we believe have clearly defined growth strategies and good earnings visibility. Finally, we believe that the Portfolio is positioned to meet its long-term objectives of providing shareholders with relatively low volatility, above-average income and attractive long-term growth.

Value-Added Market Portfolio
For the 12-month period ended December 31, 2001, Value-Added Market Portfolio's Class X shares produced a total return of -1.83 percent, compared to -11.88 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -2.04 percent. The performance of the Portfolio's two share classes varies because of differing expenses.
The Portfolio invests in substantially all the stocks included in the S&P 500. Unlike that index, however, the Portfolio equally weights all the stock positions, thereby emphasizing the stocks of small- and mid-cap companies. The Portfolio's investment approach results in overweightings in the cyclical and utilities sectors and underweightings in health care and technology relative to the capitalization-weighted S&P 500. Consequently, the Portfolio significantly outperformed its benchmark for the period under review, buoyed by the strong performance of basic materials, consumer discretionary and industrial stocks as well as small- and mid-caps. The Portfolio's performance was also helped by its underweighting in the technology and telecommunications sectors, which continued to underperform the broader market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: VALUE-ADDED MARKET -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Nov. 1994     $10,000     $10,000
Nov. 1994      $9,830      $9,773
Dec. 1994      $9,924      $9,918
Mar. 1995     $10,752     $10,883
Jun. 1995     $11,483     $11,922
Sep. 1995     $12,157     $12,870
Dec. 1995     $12,617     $13,644
Mar. 1996     $13,343     $14,377
Jun. 1996     $13,765     $15,022
Sep. 1996     $14,051     $15,486
Dec. 1996     $14,861     $16,776
Mar. 1997     $15,075     $17,227
Jun. 1997     $17,086     $20,232
Sep. 1997     $18,744     $21,748
Dec. 1997     $18,743     $22,373
Mar. 1998     $21,028     $25,495
Jun. 1998     $20,834     $26,336
Sep. 1998     $17,959     $23,716
Dec. 1998     $21,028     $28,765
Mar. 1999     $21,273     $30,198
Jun. 1999     $24,047     $32,327
Sep. 1999     $21,944     $30,308
Dec. 1999     $23,583     $34,818
Mar. 2000     $23,578     $35,616
Jun. 2000     $23,443     $34,670
Sep. 2000     $24,995     $34,331
Dec. 2000     $26,408     $31,644
Mar. 2001     $24,957     $27,893
Jun. 2001     $26,657     $29,526
Sep. 2001     $22,888     $25,192
Dec. 2001  $25,925(2)     $27,886


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR     5 YEARS   SINCE INCEPTION
CLASS X                       -1.83%(1)  11.77%(1)        14.27%(1)
CLASS Y                       -2.04%(1)                    5.71%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard and Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Looking Ahead
Recent evidence suggests that the economic recession has ended and recovery from it has begun. The challenge now becomes one of assessing how much vigor the recovery will have. In our estimation the economic rebound will be less than that of prior recoveries, because of the continued headwinds that face the economy. It is true that very strong fiscal and monetary stimuli have been applied to the economy and have together caused it to bottom sooner than expected and will perhaps lead to more vibrancy than expected in the first half of 2002. This impetus, together with an anticipated swing in inventories from liquidation to accumulation and along with strong government spending, should spur growth early in the year.

However, we believe that during the second half of the year the effects of monetary stimulus will begin to wane and the extended position of consumers and difficult earnings comparisons will weigh on consumer cyclical earnings. By the second part of the year, it may become more apparent that excess corporate manufacturing capacity and relatively new capital stock will restrain a material capital spending recovery until 2003.

As to the domestic stock market, there are both positive and negative considerations. The good news is that we believe the economy has bottomed and that earnings comparisons are the easiest to make in fifty years. The problematic side is that while stocks have bottomed, valuations remain near record levels relative to very depressed earnings. Relative to interest rates, stocks are only modestly overvalued at the time of this writing. As a result, stock returns are likely to be average at best. At the same time, fixed-income instruments, with their very low current yields, are unlikely to provide much competition.

Our outlook for European equities remains mixed given the ongoing weakness in the region's economies and the lack of visibility on corporate earnings. However, the central banks in the United States, United Kingdom and Europe appear to stand ready to respond to any further economic weakness with additional cuts in interest rates. Moreover, the effects of the substantial easing of monetary policy around the world should become evident in the coming quarters.

In Japan, we are encouraged by signs that restructuring is gaining momentum, as evidenced by announcements of substantial job cuts in the second half of 2001. Although the next several months may produce headline-worthy business failures, we believe important steps are being taken by the Koizumi administration to revitalize the economy. Elsewhere in Asia, we anticipate that the pace of the recent rally

Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

will slow, and potentially even reverse, as stock prices fall in line with fundamentals. Nevertheless, this near-term trading environment does not change our positive long-term outlook on this region.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo                 /s/ Mitchell M. Merin
Charles A. Fiumefreddo                     Mitchell M. Merin
CHAIRMAN OF THE BOARD                      PRESIDENT

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

                                             ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                    ON DATE OF          MATURITY
THOUSANDS                                     PURCHASE             DATE             VALUE

---------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (59.6%)
           BANKING (2.2%)
 $ 4,500   J.P. Morgan Chase &
            Co., Inc.....................  2.00% - 2.05%   01/15/02 - 01/23/02   $  4,495,929
                                                                                 ------------
           COMPUTER PROCESSING HARDWARE (1.4%)
   3,000   IBM Credit Corp...............       2.10             01/02/02           2,999,825
                                                                                 ------------
           FINANCE - AUTOMOTIVE (3.7%)
   7,680   American Honda Finance
            Corp.........................   1.90 - 2.06    01/17/02 - 01/29/02      7,670,915
                                                                                 ------------
           FINANCE - CONSUMER (7.7%)
  10,450   FCAR Owner Trust..............   1.82 - 2.35    01/07/02 - 02/11/02     10,438,845
   5,500   New Center Asset Trust........   1.81 - 1.84    01/09/02 - 03/21/02      5,486,947
                                                                                 ------------
                                                                                   15,925,792
                                                                                 ------------
           FINANCE - CORPORATE (2.4%)
   5,000   Ciesco, L.P...................   1.85 - 2.23    01/08/02 - 02/07/02      4,991,607
                                                                                 ------------
           FINANCIAL CONGLOMERATES (4.9%)
  10,235   General Electric Capital
            Corp.........................   1.83 - 2.47    01/04/02 - 03/25/02     10,209,867
                                                                                 ------------
           INSURANCE (2.2%)
   2,500   AIG Funding Inc...............       1.90             01/10/02           2,498,813
   2,000   American General Corp.........       2.08             01/22/02           1,997,585
                                                                                 ------------
                                                                                    4,496,398
                                                                                 ------------
           INTEGRATED OIL (4.6%)
   2,000   BP America Inc................       2.10             01/02/02           1,999,883
   7,500   ChevronTexaco Corp............   1.80 - 1.84    02/06/02 - 02/20/02      7,483,014
                                                                                 ------------
                                                                                    9,482,897
                                                                                 ------------
           INTERNATIONAL BANKS (22.5%)
   1,500   A N Z (Delaware) Inc..........       1.76             03/11/02           1,494,969
  10,070   Abbey National North America
            Corp.........................   1.75 - 2.26    01/02/02 - 02/15/02     10,058,209
   1,900   ABN AMRO N.A.
            Finance, Inc.................       1.81             03/20/02           1,892,590
   4,075   Barclays U.S. Funding Corp....   2.05 - 2.10    01/07/02 - 02/04/02      4,070,304
   1,520   CBA (Delaware) Finance Inc....       2.04             02/15/02           1,516,143
   3,000   Deutsche Bank Financial
            LLC..........................       2.04             01/24/02           2,996,109
   6,550   Dresdner U.S. Finance Inc.....   2.04 - 2.27    01/11/02 - 02/05/02      6,539,764
   4,600   Halifax PLC...................   1.76 - 1.92    03/12/02 - 03/28/02      4,582,491
   5,000   KFW International Finance
            Inc..........................   1.84 - 2.20    02/13/02 - 03/05/02      4,984,473
   4,230   UBS Finance (Delaware) LLC....   1.78 - 2.08    02/11/02 - 03/26/02      4,218,939
   4,200   Westpac Capital Corp..........       1.88             02/12/02           4,190,837
                                                                                 ------------
                                                                                   46,544,828
                                                                                 ------------
           INVESTMENT BANKS/BROKERS (3.2%)
   6,805   Goldman Sachs Group Inc.......   1.96 - 2.05    01/03/02 - 01/14/02      6,801,595
                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                                            ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                   ON DATE OF          MATURITY
THOUSANDS                                    PURCHASE             DATE              VALUE

---------------------------------------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (3.1%)
 $ 6,440   Verizon Network Funding.......  1.85% - 2.13%   01/08/02 - 02/26/02   $  6,430,879
                                                                                 ------------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
   1,300   Pitney Bowes Inc..............       1.90             01/04/02           1,299,794
                                                                                 ------------
           PHARMACEUTICALS: MAJOR (1.1%)
   2,200   Merck & Co., Inc..............       1.83             03/08/02           2,192,619
                                                                                 ------------
           TOTAL COMMERCIAL PAPER
            (COST $123,542,945)................................................   123,542,945
                                                                                 ------------
           CERTIFICATES OF DEPOSIT (7.5%)
   2,000   Bank of America, N.A..........       2.47             01/04/02           2,000,000
   2,000   Chase Manhattan Bank (USA)
            N.A..........................       1.75             03/13/02           2,000,000
   7,500   La Salle Bank N.A.............   2.08 - 2.53    01/16/02 - 02/19/02      7,500,000
   4,000   U.S. Bank Cincinnati N.A......       2.25       01/29/02 - 01/30/02      4,000,000
                                                                                 ------------
           TOTAL CERTIFICATES OF DEPOSIT
            (COST $15,500,000).................................................    15,500,000
                                                                                 ------------
           U.S. GOVERNMENT AGENCIES (32.9%)
   5,377   Federal Farm Credit Bank......       2.01             05/14/02           5,337,384
   7,010   Federal Home Loan Banks.......   1.82 - 3.63    01/02/02 - 07/11/02      6,972,394
  33,701   Federal Home Loan Mortgage
            Corp.........................   1.51 - 3.63    01/02/02 - 06/20/02     33,541,863
  22,385   Federal National Mortgage
            Assoc........................   1.73 - 4.11    01/11/02 - 07/26/02     22,247,885
                                                                                 ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $68,099,526).................................................    68,099,526
                                                                                 ------------

           TOTAL INVESTMENTS
            (COST $207,142,471) (a)......                                100.0%   207,142,471
           OTHER ASSETS IN EXCESS OF
            LIABILITIES..................                                  0.0          3,178
                                                                         -----   ------------
           NET ASSETS....................                                100.0%  $207,145,649
                                                                         =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                  COUPON         MATURITY
THOUSANDS                                   RATE            DATE              VALUE

---------------------------------------------------------------------------------------

           MORTGAGE-BACKED SECURITIES (34.7%)
  $ 86     Federal Home Loan Mortgage
            Corp.........................   7.176%        04/01/26          $   87,411
           Federal Home Loan Mortgage Corp. PC Gold
   344     ..............................   7.00    09/01/17 - 02/01/28        351,979
    57     ..............................   7.50     05/01/11 - 8/01/11         59,963
           Federal National Mortgage Assoc.
   353     ..............................   5.954         11/01/25             360,127
     3     ..............................   6.42          09/01/26               3,005
     3     ..............................   6.50          07/01/02               3,319
     3     ..............................   6.575         07/01/24               2,950
   327     ..............................   7.00    06/01/02 - 07/01/03        340,293
     2     ..............................   7.10          04/01/27               1,641
   269     ..............................   7.359         12/01/27             272,689
    57     ..............................   7.572         12/01/26              58,375
    57     ..............................   8.375         01/01/22              58,898
    43     ..............................   8.489         03/01/27              43,651
           Government National Mortgage Assoc. II
    85     ..............................   6.375   02/20/23 - 05/20/26         86,804
    83     ..............................   6.75    07/20/27 - 08/20/27         84,926
   223     ..............................   7.50          12/20/28             229,643
                                                                            ----------
           TOTAL MORTGAGE-BACKED SECURITIES
            (COST $2,025,124)............................................    2,045,674
                                                                            ----------
           U.S. GOVERNMENT OBLIGATIONS (44.0%)
   500     Federal Farm Credit Bank......   6.25          12/02/02             518,149
   500     Federal National Mortgage
            Assoc........................   3.58          12/04/03             501,262
           U.S. Treasury Notes
   500     ..............................   5.375         06/30/03             520,742
   500     ..............................   5.625         12/31/02             517,558
   500     ..............................   5.875         11/15/04             529,414
                                                                            ----------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $2,558,268)............................................    2,587,125
                                                                            ----------
           SHORT-TERM INVESTMENTS (20.5%)
           U.S. GOVERNMENT AGENCIES (16.9%) (a)
   193     Federal Farm Credit Bank......   1.75          01/03/02             192,981
   600     Federal Home Loan Banks.......   1.71    01/10/02 - 01/25/02        599,672
   200     Federal Home Mortgage Corp....   1.66          01/08/02             199,937
                                                                            ----------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $992,588)..............................................      992,590
                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

North American Government Securities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON       MATURITY
THOUSANDS                                  RATE           DATE               VALUE

---------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (3.6%)
  $210     The Bank of New York (dated
            12/31/01; proceeds $210,248)
            (b)
            (COST $210,238)..............   0.875%        01/02/02          $  210,238
                                                                            ----------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $1,202,826)............................................    1,202,828
                                                                            ----------

           TOTAL INVESTMENTS
            (COST $5,786,218) (c)........   99.2%    5,835,627
           OTHER ASSETS IN EXCESS OF
            LIABILITIES..................    0.8        44,252
                                           -----    ----------
           NET ASSETS....................  100.0%   $5,879,879
                                           =====    ==========

---------------------

 PC   PARTICIPATION CERTIFICATE.
 (a) SECURITIES WERE PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $214,443.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $57,985 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,576, RESULTING IN NET UNREALIZED APPRECIATION OF $49,409.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

-------------------------------------------------------------------------------------

            GOVERNMENT & CORPORATE BONDS (88.6%)
            FOREIGN (28.0%)
            AUSTRALIA (0.4%)
            CABLE/SATELLITE TV (0.0%)
$   1,300   Australis Holdings Property
             Ltd. (a)(c)..................  15.00 %       11/01/02            --
        3   Australis Media Ltd. (a)(c)...  15.75         05/15/03            --
                                                                          -----------
                                                                              --
                                                                          -----------
            FOREIGN GOVERNMENT OBLIGATION (0.3%)
 AUD  375   Australian Government Bond....   9.00         09/15/04        $   210,324
                                                                          -----------
            OTHER METALS/MINERALS (0.1%)
$      70   Murrin Murrin Holdings
             Property Ltd.................   9.375        08/31/07             51,100
                                                                          -----------
            TOTAL AUSTRALIA.............................................      261,424
                                                                          -----------
            BERMUDA (0.0%)
            SPECIALTY TELECOMMUNICATIONS
      250   Global Crossing Holdings,
             Ltd..........................   8.70         08/01/07             22,500
       55   Global Crossing Holdings,
             Ltd..........................   9.50         11/15/09              6,050
                                                                          -----------
            TOTAL BERMUDA...............................................       28,550
                                                                          -----------
            CANADA (4.0%)
            AIRLINES (0.2%)
      180   Air Canada....................  10.25         03/15/11            114,975
                                                                          -----------
            CHEMICAL SPECIALTY (0.1%)
       45   Acetex Corp. - 144A*..........  10.875        08/01/09             45,000
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.3%)
      195   Quebecor Media, Inc...........  11.125        07/15/11            208,163
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.2%)
      150   MDC Communication Corp........  10.50         12/01/06            109,500
                                                                          -----------
            ELECTRONICS/APPLIANCES (0.0%)
      750   International Semi-Tech
             Microelectronics, Inc.
             (a)(c).......................  11.50         08/15/03                469
                                                                          -----------
            FOREIGN GOVERNMENT OBLIGATION (2.3%)
CAD 2,175   Canada Government Bond........   5.50         06/01/09          1,389,727
                                                                          -----------
            FOREST PRODUCTS (0.3%)
$     200   Tembec Industries, Inc........   8.50         02/01/11            207,000
                                                                          -----------
            MOVIES/ENTERTAINMENT (0.3%)
      175   Alliance Atlantis
             Communications Inc...........  13.00         12/15/09            189,000
                                                                          -----------
            PULP & PAPER (0.2%)
      100   Norske Skog - 144A*...........   8.625        06/15/11            103,750
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            SPECIALTY TELECOMMUNICATIONS (0.1%)
$     460   GT Group Telecom, Inc.........  13.25++%      02/01/10        $    59,800
      200   Worldwide Fiber, Inc.
             (a)(c).......................  12.00         08/01/09                250
                                                                          -----------
                                                                               60,050
                                                                          -----------
            TOTAL CANADA................................................    2,427,634
                                                                          -----------
            FINLAND (2.2%)
            FOREIGN GOVERNMENT OBLIGATION
 GBP  900   Finland (Republic of).........   8.00         04/07/03          1,357,255
                                                                          -----------
            FRANCE (3.7%)
            FOREIGN GOVERNMENT OBLIGATIONS (3.6%)
 EUR  490   France (Republic of)..........   5.25         04/25/08            448,707
      160   France (Republic of)..........   8.50         10/25/19            194,243
      925   France (Republic of)..........   4.50         07/12/03            835,816
      675   France (Republic of)..........   6.50         04/25/11            670,363
                                                                          -----------
                                                                            2,149,129
                                                                          -----------
            TELECOMMUNICATIONS (0.1%)
       50   France Telecom................   6.75         03/14/08             46,342
                                                                          -----------
            TOTAL FRANCE................................................    2,195,471
                                                                          -----------
            GERMANY (8.9%)
            CABLE/SATELLITE TV (0.2%)
$     225   Callahan Nordhein Westfalen...  14.00         07/15/10            148,500
                                                                          -----------
            FOREIGN GOVERNMENT OBLIGATIONS (8.7%)
 EUR  715   Deutscheland Republic (b).....   4.50         07/04/09            624,113
    1,900   Deutscheland Republic.........   6.00         09/15/03          1,754,547
      500   Deutscheland Republic.........   8.00         07/22/02            456,290
    2,450   Deutscheland Republic.........   6.25         01/04/24          2,403,476
                                                                          -----------
                                                                            5,238,426
                                                                          -----------
            TOTAL GERMANY...............................................    5,386,926
                                                                          -----------
            ITALY (3.1%)
            FOREIGN GOVERNMENT OBLIGATION
    2,240   Italy (Republic of)...........   4.25         11/01/09          1,892,855
                                                                          -----------
            LUXEMBOURG (0.4%)
            CHEMICALS: AGRICULTURAL (0.1%).
       65   Sygenta Lux Finance...........   5.50         07/10/06             58,320
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES (0.3%)
$     200   Tyco International Group
             S.A..........................   6.375%       10/15/11        $   195,386
                                                                          -----------
            TOTAL LUXEMBOURG............................................      253,706
                                                                          -----------
            MEXICO (0.1%)
            FOREIGN GOVERNMENT OBLIGATION
       45   United Mexican States Corp....   8.375        01/14/11             46,688
                                                                          -----------
            NETHERLANDS (0.6%)
            CABLE/SATELLITE TV (0.1%)
      305   United Pan-Europe
             Communications NV............  10.875        08/01/09             39,650
                                                                          -----------
            MAJOR TELECOMMUNICATIONS (0.1%)
 EUR  100   Olivetti Finance NV...........   6.125        07/30/09             86,603
                                                                          -----------
            OTHER TRANSPORTATION (0.1%)
       50   Fixed-Link Finance BV.........   5.75         02/02/09             45,492
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.1%)
$     200   Versatel Telecom International
             NV...........................  13.25         05/15/08             70,000
                                                                          -----------
            TELECOMMUNICATIONS (0.2%)
       85   Deutsche Telekom International
             Finance BV...................   8.00         06/15/10             93,023
                                                                          -----------
            TOTAL NETHERLANDS...........................................      334,768
                                                                          -----------
            NORWAY (1.7%)
            FOREIGN GOVERNMENT OBLIGATION
NOK 8,730   Norwegian Government (b)......   9.50         10/31/02          1,001,697
                                                                          -----------
            QATAR (0.1%)
            GAS DISTRIBUTORS
$      65   Ras Laffan Liquid Natural
             Gas - 144A*..................   8.294        03/15/14             66,300
                                                                          -----------
            SWEDEN (1.3%)
            FOREIGN GOVERNMENT OBLIGATION (1.2%)
SEK 7,320   Swedish Government Bond.......   5.50         04/12/02            703,434
                                                                          -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
 EUR   95   Securitas AB..................   6.125        03/14/08             85,598
                                                                          -----------
            TOTAL SWEDEN................................................      789,032
                                                                          -----------
            UNITED KINGDOM (1.5%)
            ADVERTISING/MARKETING SERVICES (0.1%)
       90   WPP Group PLC.................   6.00         06/18/08             77,080
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            AEROSPACE & DEFENSE (0.0%)
 EUR   25   Rolls-Royce PLC...............   6.375%       06/14/07        $    22,098
                                                                          -----------
            CABLE/SATELLITE TV (1.0%)
$     125   British Sky Broadcasting Group
             PLC..........................   6.875        02/23/09            119,719
      225   British Sky Broadcasting Group
             PLC..........................   8.20         07/15/09            231,562
       50   ONO Finance PLC...............  13.00         05/01/09             37,938
      115   ONO Finance PLC...............  14.00         02/15/11             90,706
      205   Telewest Communications PLC...   9.875        02/01/10            143,500
                                                                          -----------
                                                                              623,425
                                                                          -----------
            CELLULAR TELEPHONE (0.0%)
      600   Dolphin Telecom PLC (a).......  14.00++       05/15/09                 60
                                                                          -----------
            MISCELLANEOUS MANUFACTURING (0.1%)
 EUR   30   FKI PLC.......................   6.625        02/22/10             24,429
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
       75   Hammerson PLC.................   6.25         06/20/08             66,853
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
$     200   Esprit Telecom Group PLC
             (c)..........................  11.50         12/15/07                500
      400   Esprit Telecom Group PLC
             (c)..........................  10.875        06/15/08              1,000
                                                                          -----------
                                                                                1,500
                                                                          -----------
            TOBACCO (0.2%)
 EUR   40   Imperial Tobacco Finance
             PLC..........................   6.375        09/27/06             36,542
      100   BAT International Finance
             PLC..........................   4.875        02/25/09             83,640
                                                                          -----------
                                                                              120,182
                                                                          -----------
            TOTAL UNITED KINGDOM........................................      935,627
                                                                          -----------
            TOTAL FOREIGN
             (COST $20,169,956).........................................   16,977,933
                                                                          -----------
            UNITED STATES (60.6%)
            CORPORATE BONDS (23.0%)
            ADVERTISING/MARKETING SERVICES (0.2%)
$     165   Interep National Radio Sales
             Inc..........................  10.00         07/01/08            107,250
                                                                          -----------
            AEROSPACE & DEFENSE (0.4%)
       35   Lockheed Martin Corp..........   7.75         05/01/26             37,751
      200   Loral Space & Communications
             Ltd..........................   9.50         01/15/06            110,000
       80   Raytheon Co...................   8.20         03/01/06             86,714
                                                                          -----------
                                                                              234,465
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            ALTERNATIVE POWER GENERATION (0.3%)
$     210   Calpine Corp..................   8.50 %       02/15/11        $   191,093
                                                                          -----------
            AUTO PARTS: OEM (0.4%)
       20   Collins & Aikman Products
             Co...........................  11.50         04/15/06             19,500
       65   Collins & Aikman Products
             Co. - 144A*..................  10.75         12/31/11             65,163
      105   Dana Corp. - 144A*............   9.00         08/15/11             97,627
      150   Hayes Lemmerz
             International, Inc.
             (Series B) (a)(c)............   8.25         12/15/08              6,750
      105   Hayes Wheels
             International, Inc.
             (Series B) (a)(c)............   9.125        07/15/07              4,725
       35   TRW Inc.......................   7.625        03/15/06             36,046
                                                                          -----------
                                                                              229,811
                                                                          -----------
            BROADCASTING (0.6%)
 EUR   50   Clear Channel
             Communications, Inc..........   6.50         07/07/05             44,477
$      65   Radio One, Inc................   8.875        07/01/11             67,113
      120   Salem Communications Holding
             Corp.........................   9.00         07/01/11            124,050
       70   XM Satellite Radio Holdings
             Inc..........................  14.00         03/15/10             55,387
      105   Young Broadcasting, Inc.......  10.00         03/01/11             97,650
                                                                          -----------
                                                                              388,677
                                                                          -----------
            BROADCAST/MEDIA (0.3%)
      250   Tri-State Outdoor Media
             Group, Inc. (c)..............  11.00         05/15/08            175,312
                                                                          -----------
            CABLE/SATELLITE TV (1.9%)
      210   Adelphia Communications Corp.
             (Series B)...................  10.50         07/15/04            210,788
      175   Adelphia Communications Corp.
             (Series B)...................   7.75         01/15/09            159,469
      120   CSC Holdings, Inc.............   7.625        04/01/11            120,165
      390   Charter Communications
             Holdings LLC.................  11.75++       05/15/11            239,850
       60   Comcast Cable
             Communications...............   8.375        05/01/07             66,156
      165   Echostar DBS Corp. - 144A*....   9.125        01/15/09            165,413
      300   Knology Holdings Inc..........  11.875++      10/15/07            134,250
       25   Pegasus Communications
             Corp.........................   9.625        10/15/05             22,500
       25   Pegasus Communications
             Corp.........................  12.50         08/01/07             25,250
                                                                          -----------
                                                                            1,143,841
                                                                          -----------
            CASINO/GAMBLING (0.7%)
      840   Aladdin Gaming
             Holdings/Capital Corp. LLC
             (Series B)...................  13.50++       03/01/10             26,250
       75   Harrah's Operating
             Co., Inc.....................   7.875        12/15/05             77,813
       50   Harrah's Operating
             Co., Inc.....................   8.00         02/01/11             51,506
      299   Resort Summerlin/Ras Co.
             (Series B) (c)...............  13.00         12/15/07            --
      120   Station Casinos, Inc..........   8.375        02/15/08            121,800
      140   Station Casinos, Inc..........   9.875        07/01/10            142,275
                                                                          -----------
                                                                              419,644
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            CELLULAR TELEPHONE (0.7%)
$      70   Dobson/Sygnet
             Communications...............  12.25 %       12/15/08        $    74,900
      500   McCaw International Ltd.......  13.00++       04/15/07             25,000
      225   Nextel
             Communications, Inc..........  10.65++       09/15/07            172,125
      180   Tritel PCS Inc................  12.75++       05/15/09            153,000
                                                                          -----------
                                                                              425,025
                                                                          -----------
            CHEMICALS: MAJOR DIVERSIFIED (0.1%)
       56   Equistar Chemical Funding.....  10.125        09/01/08             56,280
                                                                          -----------
            CHEMICALS: SPECIALTY (0.3%)
       15   ISP Chemco - 144A*............  10.25         07/01/11             15,675
      120   ISP Holdings Inc. - 144A*.....  10.625        12/15/09            120,000
       35   Millennium America, Inc.......   9.25         06/15/08             35,700
       35   OM Group, Inc. - 144A*........   9.25         12/15/11             35,700
                                                                          -----------
                                                                              207,075
                                                                          -----------
            COMMERCIAL PRINTING/FORMS (0.0%)
      300   Premier Graphics Inc.
             (a)(c).......................  11.50         12/01/05              9,375
                                                                          -----------
            CONSUMER/BUSINESS SERVICES (0.8%)
      100   Anacomp, Inc. (Series B)
             (a)(c).......................  10.875        04/01/04             22,000
      200   Anacomp, Inc. (Series D)
             (a)(c).......................  10.875        04/01/04             44,000
      340   Comforce Operating, Inc.......  12.00         12/01/07            251,600
      160   Muzak LLC.....................   9.875        03/15/09            140,800
                                                                          -----------
                                                                              458,400
                                                                          -----------
            CONTAINERS/PACKAGING (0.5)
      290   Owens-Illinois, Inc...........   7.80         05/15/18            250,850
       45   Riverwood International
             Corp.........................  10.875        04/01/08             45,675
                                                                          -----------
                                                                              296,525
                                                                          -----------
            DIVERSIFIED (0.3%)
      275   Eagle-Picher
             Industries, Inc..............   9.375        03/01/08            151,250
                                                                          -----------
            DRUGSTORE CHAINS (0.3%)
      225   Rite Aid Corp.................   7.70         02/15/27            155,250
                                                                          -----------
            ELECTRIC UTILITIES (0.2%)
       10   CMS Energy Corp...............   7.50         01/15/09              9,789
       75   PG&E National Energy Group....  10.375        05/16/11             79,080
                                                                          -----------
                                                                               88,869
                                                                          -----------
            ELECTRONIC COMPONENTS (0.0%)
       15   Flextronics International
             Ltd..........................   9.875        07/01/10             15,750
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            ELECTRONIC DISTRIBUTORS (0.2%)
$     105   BRL Universal Equipment.......   8.875%       02/15/08        $   109,200
      400   CHS Electronics, Inc.
             (a)(c).......................   9.875        04/15/05              3,500
                                                                          -----------
                                                                              112,700
                                                                          -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.1%)
      155   High Voltage
             Engineering, Inc.............  10.75         08/15/04             52,700
                                                                          -----------
            ENGINEERING AND CONSTRUCTION (0.3%)
      100   Encompass Services Corp. -
             144A*........................  10.50         05/01/09             65,000
      400   Metromedia Fiber Network......  10.00         11/15/08            116,000
                                                                          -----------
                                                                              181,000
                                                                          -----------
            ENVIRONMENTAL SERVICES (0.6%)
      135   Allied Waste North
             America, Inc.................  10.00         08/01/09            139,050
      200   Waste Management, Inc.........   7.375        08/01/10            204,503
                                                                          -----------
                                                                              343,553
                                                                          -----------
            FINANCE/RENTAL/LEASING (0.4%)
      100   Ford Motor Credit Corp........   7.375        10/28/09             98,492
       75   Ford Motor Credit Corp........   7.25         10/25/11             72,984
       80   Household Finance Corp........   8.00         07/15/10             86,119
                                                                          -----------
                                                                              257,595
                                                                          -----------
            FINANCIAL CONGLOMERATES (0.6%)
       65   Boeing Capital Corp...........   6.50         02/15/12             64,684
       45   Case Credit Corp..............   6.125        02/15/03             42,421
      155   Prudential Holdings - 144A*...   7.245        12/18/23            158,706
      120   Prudential Holdings - 144A*...   8.695        12/18/23            124,820
                                                                          -----------
                                                                              390,631
                                                                          -----------
            FOOD DISTRIBUTORS (0.3%)
      200   Volume Services of America
             Inc..........................  11.25         03/01/09            195,000
                                                                          -----------
            FOOD RETAIL (0.3%)
       10   Ahold Finance USA Inc.........   6.875        05/01/29              9,614
       65   Albertson's Inc...............   7.50         02/15/11             69,676
      250   Big V Supermarkets, Inc.
             (Series B) (a)(c)............  11.00         02/15/04             12,500
      105   Kroger Co.....................   6.80         04/01/11            107,695
                                                                          -----------
                                                                              199,485
                                                                          -----------
            FOOD: MEAT/FISH/DAIRY (0.5%)
       95   Michael Foods Inc.............  11.75         04/01/11            102,600

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     110   Smithfield Foods Inc..........   7.625%       02/15/08        $   107,800
       80   Smithfield Foods Inc. -
             144A*........................   8.00         10/15/09             82,400
                                                                          -----------
                                                                              292,800
                                                                          -----------
            FOREST PRODUCTS (0.2%)
      105   Louisiana Pacific Corp........  10.875        11/15/08            100,800
       35   Louisiana Pacific Corp........   8.875        08/15/10             33,929
                                                                          -----------
                                                                              134,729
                                                                          -----------
            HOME BUILDING (1.2%)
      140   Beazer Homes USA, Inc.........   8.625        05/15/11            144,550
      225   Centex Corp...................   7.875        02/01/11            229,219
      125   Schuler Homes, Inc. - 144A*...   9.375        07/15/09            129,375
      240   Toll Brothers, Inc............   8.25         02/01/11            237,600
                                                                          -----------
                                                                              740,744
                                                                          -----------
            HOSPITAL/NURSING MANAGEMENT (0.7%)
      115   HCA - The Healthcare Co.......   8.75         09/01/10            124,200
      225   HCA - The Healthcare Co.......   7.875        02/01/11            229,500
       60   Tenet Healthcare Corp. -
             144A*........................   6.875        11/15/31             55,216
                                                                          -----------
                                                                              408,916
                                                                          -----------
            HOTELS/RESORTS/CRUISELINES (0.2%)
      300   Epic Resorts LLC (Series B)
             (a)(c).......................  13.00         06/15/05             45,000
      115   HMH Properties, Inc...........   7.875        08/01/08            106,088
                                                                          -----------
                                                                              151,088
                                                                          -----------
            INDUSTRIAL CONGLOMERATES (0.1%)
       55   Honeywell International.......   6.125        11/01/11             54,421
                                                                          -----------
            INDUSTRIAL SPECIALTIES (0.8%)
      180   Cabot Safety Corp.............  12.50         07/15/05            180,000
      350   International Wire
             Group, Inc. (Series B).......  11.75         06/01/05            287,000
                                                                          -----------
                                                                              467,000
                                                                          -----------
            INTERNET SOFTWARE/SERVICES (0.2%)
      240   Exodus Communications, Inc.
             (a)(c).......................  11.625        07/15/10             43,200
      420   Globix Corp...................  12.50         02/01/10             84,000
      200   PSINet Inc. (a)(c)............  11.00         08/01/09             15,000
                                                                          -----------
                                                                              142,200
                                                                          -----------
            INVESTMENT BANKS/BROKERS (0.2%)
      105   Goldman Sachs Group Inc.......   6.875        01/15/11            107,540
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            MANAGED HEALTH CARE (0.5%)
$     210   Aetna Inc.....................   7.875%       03/01/11        $   206,824
       70   Healthnet Inc.................   8.375        04/15/11             72,170
                                                                          -----------
                                                                              278,994
                                                                          -----------
            MANUFACTURING (0.1%)
      325   Jordan Industries, Inc.
             (Series B)...................  11.75++       04/01/09             42,250
                                                                          -----------
            MEDIA CONGLOMERATES (0 .5%)
       40   AOL Time Warner Inc...........   6.75         04/15/11             40,990
       60   News America
             Holdings, Inc................   8.875        04/26/23             64,876
       15   News America
             Holdings, Inc................   7.75         02/01/24             14,593
       95   Nextmedia Operating Inc. -
             144A*........................  10.75         07/01/11             98,088
       65   Time Warner
             Companies, Inc...............   7.57         02/01/24             67,744
                                                                          -----------
                                                                              286,291
                                                                          -----------
            MEDICAL/NURSING SERVICES (0.3%)
      160   Fresenius Med Cap Trust.......   7.875        06/15/11            159,200
                                                                          -----------
            MEDICAL DISTRIBUTORS (0.1%)
       30   Amerisource Bergen Corp. -
             144A*........................   8.125        09/01/08             30,750
                                                                          -----------
            MEDICAL SPECIALTIES (0.0%)
      600   Mediq Inc./PRN Life Support
             Services Inc. (a)(c).........  11.00         06/01/08              6,000
                                                                          -----------
            MOTOR VEHICLES (0.3%)
       55   DaimlerChrylser North America
             Holdings, Inc................   7.20         09/01/09             54,970
      115   Ford Motor Co.................   7.45         07/16/31            105,362
                                                                          -----------
                                                                              160,332
                                                                          -----------
            MULTI-LINE INSURANCE (0.1%)
      100   Farmers Exchange Capital -
             144A*........................   7.05         07/15/28             79,433
                                                                          -----------
            OFFICE EQUIPMENT/SUPPLIES (0.0%)
      700   Mosler, Inc. (a)(c)...........  11.00         04/15/03            --
                                                                          -----------
            OIL & GAS PIPELINES (0.1%)
       60   Williams Companies, Inc.
             (Series A)...................   7.50         01/15/31             58,453
                                                                          -----------
            OIL & GAS PRODUCTION (0.4%)
      220   Chesapeake Energy Corp........   8.125        04/01/11            213,400
       55   Stone Energy Corp. - 144A*....   8.25         12/15/11             55,825
                                                                          -----------
                                                                              269,225
                                                                          -----------
            OILFIELD SERVICES/EQUIPMENT (0.1%)
       25   Hanover Equipment Trust -
             144A*........................   8.50         09/01/08             26,000
       25   Hanover Equipment Trust -
             144A*........................   8.75         09/01/11             25,875
                                                                          -----------
                                                                               51,875
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

            OTHER CONSUMER SPECIALTIES (0.2%)
$     160   Samsonite Corp................  10.75 %       06/15/08        $   111,600
                                                                          -----------
            OTHER METALS/MINERALS (0.2%)
      100   Phelps Dodge Corp.............   8.75         06/01/11             97,954
                                                                          -----------
            PHARMACEUTICALS: MAJOR (0.1%)
       85   American Home Products
             Corp.........................   6.70         03/15/11             88,072
                                                                          -----------
            PROPERTY/CASUALTY INSURANCE (0.2%)
      115   Florida Windstorm Underwriting
             Association - 144A*..........   7.125        02/25/19            117,921
                                                                          -----------
            PUBLISHING: BOOKS/MAGAZINE (0.2%)
      155   PRIMEDIA, Inc.................   8.875        05/15/11            139,500
                                                                          -----------
            PUBLISHING: NEWSPAPERS (0.2%)
       45   Belo Corp.....................   8.00         11/01/08             45,960
       90   Hollinger Partner Trust -
             144A*........................  12.125        11/15/10             74,813
                                                                          -----------
                                                                              120,773
                                                                          -----------
            REAL ESTATE DEVELOPMENT (0.1%)
      105   CB Richard Ellis Services
             Inc..........................  11.25         06/15/11             89,775
                                                                          -----------
            RECREATIONAL PRODUCTS (0.2%)
      125   International Game
             Technology...................   8.375        05/15/09            131,563
                                                                          -----------
            RESTAURANTS (0.0%)
      550   FRD Acquisition Corp.
             (Series B) (a)(c)............  12.50         07/15/04              6,875
                                                                          -----------
            RETAIL - SPECIALTY (0.3%)
      165   Pantry, Inc...................  10.25         10/15/07            162,113
                                                                          -----------
            SEMICONDUCTORS (0.1%)
       40   Fairchild Semiconductors......  10.50         02/01/09             42,500
                                                                          -----------
            SERVICES TO THE HEALTH INDUSTRY (0.3%)
       75   Anthem Insurance - 144A*......   9.125        04/01/10             80,596
       95   Omnicare Inc..................   8.125        03/15/11             98,325
                                                                          -----------
                                                                              178,921
                                                                          -----------
            SPECIALTY STORES (0.1%)
       70   Autonation, Inc. - 144A*......   9.00         08/01/08             71,225
                                                                          -----------
            SPECIALTY TELECOMMUNICATIONS (1.2%)
      600   Birch Telecom Inc. (c)........  14.00         06/15/08            144,000
      180   DTI Holdings Inc.
             (Series B)...................  12.50++       03/01/08              3,375
    1,700   Firstworld
             Communications, Inc..........  13.00++       04/15/08                170
      150   Intermedia Communication
             (Series B)...................  11.25++       07/15/07            151,688
      200   McLeodUSA, Inc................  12.00         07/15/08             46,000
      250   McLeodUSA, Inc................  11.50         05/01/09             55,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     210   Pac-West Telecomm Inc.
             (Series B)...................  13.50 %       02/01/09        $    65,100
       50   PCCW HK Capital Ltd. -
             144A*........................   7.75         11/15/11             49,884
      300   Primus Telecommunications
             Group, Inc...................  11.75         08/01/04             51,000
       60   Primus Telecommunications
             Group, Inc...................  12.75         10/15/09             10,200
       85   Qwest Capital Funding Inc.....   7.25         02/15/11             82,830
      500   Rhythms Netconnections, Inc.
             (a)(c).......................  12.75         04/15/09             75,000
      500   Viatel Inc. (a)(c)............  11.25         04/15/08                625
      100   Viatel Inc. (a)(c)............  11.50         03/15/09                125
      560   World Access, Inc.
             (a)(c)(d)....................  13.25         01/15/08              5,600
                                                                          -----------
                                                                              740,597
                                                                          -----------
            TELECOMMUNICATIONS (0.9%)
       10   AT&T Corp. - 144A*............   7.30         11/15/11             10,244
       70   AT&T Corp. - 144A*............   8.00         11/15/31             73,260
      800   e. Spire Communications, Inc.
             (a)(c).......................  13.75         07/15/07            104,000
      335   Focal Communications Corp.
             (Series B)...................  12.125++      02/15/08             93,800
      200   Hyperion
             Telecommunication, Inc.
             (Series B)...................  12.25         09/01/04             24,000
      200   MGC Communications Inc........  13.00         04/01/10             30,500
      360   NTL Communications Corp.
             (Series B)...................  11.875        10/01/10            126,000
      150   NextLink Communications LLC...  12.50         04/15/06             18,000
      175   NextLink Communications LLC
             (c)..........................  10.75         06/01/09             21,875
      200   Startec Global Communications
             Corp. (a)(c).................  12.00         05/15/08              3,000
      105   Talton Holdings, Inc.
             (Series B)...................  11.00         06/30/07             67,200
                                                                          -----------
                                                                              571,879
                                                                          -----------
            TELECOMMUNICATION EQUIPMENT (0.6%)
       35   Corning, Inc. (Conv.).........   0.00         11/08/15             18,113
      350   SBA Communications Corp.......  12.00++       03/01/08            262,500
      350   Spectrasite Holdings, Inc.....  12.00++       07/15/08            108,500
                                                                          -----------
                                                                              389,113
                                                                          -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.3%)
       45   Case Corp.....................   6.25         12/01/03             41,929
      200   J.B. Poindexter &
             Co., Inc.....................  12.50         05/15/04            161,750
                                                                          -----------
                                                                              203,679
                                                                          -----------
            WHOLESALE DISTRIBUTORS (0.1%)
       80   Burhmann US Inc ..............  12.25         11/01/09             80,000
                                                                          -----------
            WIRELESS COMMUNICATIONS (0.3%)
       60   AT&T Wireless Corp............   7.875        03/01/11             64,141
       85   American Cellular Corp........   9.50         10/15/09             82,450
    1,800   CellNet Data Systems, Inc.
             (a)(c).......................  14.00         10/01/07              2,250
      150   Globalstar LP/Capital Corp.
             (c)..........................  11.50         06/01/05             10,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     300   Orbcomm Global LP/Capital
             Corp. (a)(c).................  14.00 %       08/15/04        $     9,000
      400   USA Mobile Communications
             Holdings, Inc. (c)...........  14.00         11/01/04              8,000
      200   Winstar Communications, Inc.
             (a)..........................  14.75++       04/15/10                250
      350   Winstar Communications, Inc.
             (a)(c).......................  12.75         04/15/10                438
                                                                          -----------
                                                                              177,029
                                                                          -----------
            TOTAL CORPORATE BONDS
             (COST $28,058,781).........................................   13,929,886
                                                                          -----------
            MORTGAGE-BACKED SECURITIES (15.2%)
      177   Federal Home Loan Mortgage
             Corp. (0.3%).................   7.00         06/01/04            181,732
                                                                          -----------
            Federal National Mortgage Assoc. (12.7%)
    1,292   ..............................   6.50         05/01/31          1,292,051
    1,600   ..............................   7.50         01/01/32          1,650,500
    4,511   ..............................   8.00    08/01/30 - 01/01/32    4,722,422
                                                                          -----------
                                                                            7,664,973
                                                                          -----------
            Government National Mortgage Assoc. (2.2%)
    1,031   ..............................   7.50         07/15/26          1,066,289
      267   ..............................   8.00         06/15/26            279,017
                                                                          -----------
                                                                            1,345,306
                                                                          -----------
            TOTAL MORTGAGE-BACKED SECURITIES
             (COST $9,109,232)..........................................    9,192,011
                                                                          -----------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (22.4%)
      500   Federal Home Loan Banks
             (0.9%).......................   5.53         01/15/03            516,337
                                                                          -----------
            Federal National Mortgage Assoc. (7.4%)
 AUD  760   ..............................   6.50         07/10/02            392,245
 GBP  530   ..............................   6.875        06/07/02            780,578
$   1,475   ..............................   7.125        01/15/30          1,640,433
    1,475   ..............................   7.25         05/15/30          1,665,605
                                                                          -----------
                                                                            4,478,861
                                                                          -----------
    3,000   Resolution Funding Corp.
             (4.0%).......................   0.00    01/15/05 - 07/15/07    2,403,386
                                                                          -----------
    1,390   U.S. Treasury Bonds (3.0%)....   8.75    05/15/17 - 08/15/20    1,852,252
                                                                          -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE            VALUE

-------------------------------------------------------------------------------------

$     450   U.S. Treasury Notes (0.8%)....   6.25 %       08/31/02        $   462,955
                                                                          -----------
    6,750   U.S. Treasury Strips (6.3%)...   0.00    02/15/06 - 11/15/15    3,850,876
                                                                          -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (COST $13,573,981).........................................   13,564,667
                                                                          -----------
            TOTAL UNITED STATES
             (COST $50,741,994).........................................   36,686,564
                                                                          -----------
            TOTAL GOVERNMENT & CORPORATE BONDS
             (COST $70,911,950).........................................   53,664,497
                                                                          -----------

NUMBER OF
  SHARES

----------

            COMMON STOCKS (e) (0.1%)
            APPAREL/FOOTWEAR RETAIL (0.0%)
   50,166   County Seat Stores, Inc. (d)............      --
                                                      -----------
            CASINO/GAMING (0.0%)
      787   Fitzgerald Gaming Corp. (Class D).......      --
                                                      -----------
            FOODS: SPECIALTY/CANDY (0.0%)
      100   SFAC New Holdings Inc. (d)..............      --
       18   SFFB Holdings, Inc. (d).................      --
                                                      -----------
                                                          --
                                                      -----------
            MEDICAL/NURSING SERVICES (0.0%)
   34,888   Raintree Healthcare Corp. (d)...........      --
                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
    2,666   Versatel Telecom International NV
             (Netherlands)..........................        2,533
    1,885   World Access, Inc. (d)..................            2
                                                      -----------
                                                            2,535
                                                      -----------
            TELECOMMUNICATION EQUIPMENT (0.0%)
   35,466   FWT Inc. (Class A) (d)..................          355
                                                      -----------
            TELECOMMUNICATIONS (0.1%)
   10,159   Covad Communication Group Inc. (d)......       29,054
   65,917   Focal Communications Corp...............       40,209
                                                      -----------
                                                           69,263
                                                      -----------
            TEXTILES (0.0%)
   11,192   United States Leather, Inc. (d).........      --
                                                      -----------
            WIRELESS TELECOMMUNICATIONS (0.0%)
   95,093   Arch Wireless, Inc. (d).................        1,284

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------

    4,516   Vast Solutions, Inc. (Class B1) (d).....      --
    4,516   Vast Solutions, Inc. (Class B2) (d).....      --
    4,516   Vast Solutions, Inc. (Class B3) (d).....      --
                                                      -----------
                                                      $     1,284
                                                      -----------
            TOTAL COMMON STOCKS
             (COST $3,187,578)......................       73,437
                                                      -----------
            NON CONVERTIBLE PREFERRED STOCKS (1.4%)
            BROADCASTING (0.2%)
       16   Paxson Communications...................      136,000
                                                      -----------
            CELLULAR TELEPHONE (0.2%)
       69   Dobson Communications Corp.
             (Series A).............................       67,275
      138   Nextel Communications, Inc.
             (Series D).............................       77,727
                                                      -----------
                                                          145,002
                                                      -----------
            ELECTRIC UTILITIES (0.3%)
      144   TNP Enterprises, Inc....................      157,680
                                                      -----------
            PUBLISHING: BOOKS/MAGAZINE (0.0%)
      105   PRIMEDIA, Inc. (Series D)...............        5,093
                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.3%)
      156   Broadwing Communications, Inc.
             (Series B).............................       99,060
       78   Intermedia Communications, Inc..........       82,875
    3,437   XO Communications, Inc..................          344
                                                      -----------
                                                          182,279
                                                      -----------
            TELECOMMUNICATION EQUIPMENT (0.4%)
  406,093   FWT, Inc. (Series A) (d)................      203,046
                                                      -----------
            TOTAL NON CONVERTIBLE PREFERRED STOCKS
             (COST $1,837,612)......................      829,100
                                                      -----------

NUMBER OF                                        EXPIRATION
 WARRANTS                                           DATE
----------                                       ----------

            WARRANTS (e) (0.0%)
            BROADCASTING (0.0%)
      300   UIH Australia/Pacific Inc..........  05/15/06        --
      110   XM Satellite Radio
             Holdings, Inc. - 144A*............  03/15/10          3,300
                                                             -----------
                                                                   3,300
                                                             -----------
            CABLE/SATELLITE TV (0.0%)
      115   Ono Finance PLC (Rights) - 144A*...  02/15/11          5,750
                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF                                        EXPIRATION
WARRANTS                                           DATE        VALUE

------------------------------------------------------------------------

            CASINO/GAMING (0.0%)
    9,000   Aladdin Gaming
             Enterprises, Inc. - 144A*.........  03/01/10        --
      250   Resort At Summerlin - 144A*........  12/15/07        --
                                                             -----------
                                                                 --
                                                             -----------
            CELLULAR TELEPHONE (0.0%)
      500   McCaw International Ltd. - 144A*...  04/15/07        --
                                                             -----------
            ELECTRIC UTILITIES (0.0%)
      125   TNP Enterprises, Inc. - 144A*......  04/01/11    $     3,750
                                                             -----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
      300   Epic Resorts LLC/Capital - 144A*...  06/15/05        --
                                                             -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
    1,700   Verado Holdings, Inc. - 144A*......  04/15/08        --
                                                             -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      500   Birch Telecom Inc. - 144A*.........  06/15/08        --
      460   GT Group Telecom, Inc. - 144A*
             (Canada)..........................  02/01/10          2,300
                                                             -----------
                                                                   2,300
                                                             -----------
            TELECOMMUNICATIONS (0.0%)
      200   Startec Global Communications
             Corp. - 144A*.....................  05/15/08        --
                                                             -----------
            TOTAL WARRANTS
             (COST $57,081)................................       15,100
                                                             -----------

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                    RATE     DATE
----------                                  ------  --------

            SHORT-TERM INVESTMENTS (15.2%)
            REPURCHASE AGREEMENT
$   6,200   Joint repurchase agreement
             account (dated 12/31/01;
             proceeds $6,200,597) (f)
             (COST $6,200,000)............  1.734%  01/02/02    6,200,000
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON  MATURITY
THOUSANDS                                   RATE     DATE       VALUE

-------------------------------------------------------------------------

$   3,014   The Bank of New York (dated
             12/31/01; proceeds
             $3,013,934) (g)
             (COST $3,013, 787)...........  0.875%  01/02/02  $ 3,013,787
                                                              -----------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $9,213,787)..............................    9,213,787
                                                              -----------

            TOTAL INVESTMENTS
             (COST $85,208,008) (h).......  105.3%   63,795,921
            LIABILITIES IN EXCESS OF OTHER
             ASSETS.......................   (5.3)   (3,191,918)
                                            -----   -----------
            NET ASSETS....................  100.0%  $60,604,003
                                            =====   ===========

------------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (a)  ISSUER IN BANKRUPTCY.
 (b) SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS AND SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (c)  NON-INCOME PRODUCING SECURITIES; ISSUER IN DEFAULT.
 (d)  ACQUIRED THROUGH EXCHANGE OFFER.
 (e)  NON-INCOME PRODUCING SECURITIES.
 (f)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (g) COLLATERALIZED BY $3,057,331 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $3,074,065.
 (h) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $897,765 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $22,309,852, RESULTING IN NET UNREALIZED DEPRECIATION OF $21,412,087.

                       SEE NOTES TO FINANCIAL STATEMENTS

Diversified Income
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

  FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2001:
     CONTRACTS        IN EXCHANGE     DELIVERY     UNREALIZED
     TO DELIVER           FOR           DATE      APPRECIATION
  -------------------------------------------------------------
  EUR   285,000      $     254,021   01/31/2002      $  521
  NOK 7,250,000      $     813,793   01/18/2002       6,688
                                                     ------
        Total unrealized appreciation...........     $7,209
                                                     ======

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                                                UNREALIZED
NUMBERS OF  LONG/            DESCRIPTION, DELIVERY            UNDERLYING FACE  APPRECIATION/
CONTRACTS   SHORT               MONTH, AND YEAR               AMOUNT AT VALUE  DEPRECIATION
--------------------------------------------------------------------------------------------
    31       Long   US Treasury Note 2 Year, March 2002         $ 6,478,516      $ 28,417
    10       Long   US Treasury Note 5 Year, March 2002           1,058,281         3,866
    2        Long   US Treasury Bond, March 2002                    203,063         1,898
    21      Short   US Treasury Note 10 Year, March 2002         (2,207,953)      (11,601)
                                                                                 --------
      Net unrealized appreciation............................................    $ 22,580
                                                                                 ========

 CURRENCY ABBREVIATIONS:
 AUD  Australian Dollar.
 GBP  British Pound.
 CAD  Canadian Dollar.
 EUR  Euro.
 NOK  Norwegian Krone.
 SEK  Swedish Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS (62.6%)
            ALUMINUM (2.5%)
   89,000   Alcoa, Inc..............................  $  3,163,950
                                                      ------------
            AUTO PARTS: O.E.M. (2.6%)
  237,000   Delphi Automotive Systems Corp..........     3,237,420
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED (2.5%)
   72,000   Du Pont (E.I.) de Nemours &
             Co., Inc...............................     3,060,720
                                                      ------------
            COMPUTER PROCESSING HARDWARE (2.7%)
   27,500   International Business Machines Corp....     3,326,400
                                                      ------------
            DEPARTMENT STORES (2.7%)
   71,000   Sears, Roebuck & Co.....................     3,382,440
                                                      ------------
            DISCOUNT STORES (2.8%)
   85,000   Target Corp.............................     3,489,250
                                                      ------------
            ELECTRIC UTILITIES (5.1%)
   68,000   Exelon Corp.............................     3,255,840
   90,072   FirstEnergy Corp........................     3,150,719
                                                      ------------
                                                         6,406,559
                                                      ------------
            FINANCIAL CONGLOMERATES (2.6%)
   65,000   Citigroup Inc...........................     3,281,200
                                                      ------------
            FOOD: MAJOR DIVERSIFIED (2.5%)
   65,000   PepsiCo, Inc............................     3,164,850
                                                      ------------
            FOREST PRODUCTS (2.5%)
   58,000   Weyerhaeuser Co.........................     3,136,640
                                                      ------------
            HOUSEHOLD/PERSONAL CARE (2.5%)
   40,000   Procter & Gamble Co. (The)..............     3,165,200
                                                      ------------
            INDUSTRIAL CONGLOMERATES (8.0%)
   82,000   General Electric Co.....................     3,286,560
   27,000   Minnesota Mining & Manufacturing Co.....     3,191,670
   52,000   United Technologies Corp................     3,360,760
                                                      ------------
                                                         9,838,990
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES (2.6%)
   46,500   Electronic Data Systems Corp............     3,187,575
                                                      ------------
            MAJOR BANKS (5.2%)
   50,000   Bank of America Corp....................     3,147,500
  133,000   KeyCorp.................................     3,237,220
                                                      ------------
                                                         6,384,720
                                                      ------------
            MAJOR TELECOMMUNICATIONS (2.5%)
   80,000   SBC Communications, Inc.................     3,133,600
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

------------------------------------------------------------------

            MOTOR VEHICLES (3.2%)
   52,000   Ford Motor Co...........................  $    817,440
   65,000   General Motors Corp.....................     3,159,000
                                                      ------------
                                                         3,976,440
                                                      ------------
            PHARMACEUTICALS: MAJOR (2.4%)
   58,000   Bristol-Myers Squibb Co.................     2,958,000
                                                      ------------
            RAILROADS (2.5%)
   88,000   CSX Corp................................     3,084,400
                                                      ------------
            SEMICONDUCTORS (2.5%)
  100,000   Intel Corp..............................     3,145,000
                                                      ------------
            TRUCKS/CONSTRUCTION/FARM
            MACHINERY (2.7%)
   77,000   Deere & Co..............................     3,361,820
                                                      ------------
            TOTAL COMMON STOCKS
             (COST $65,273,658).....................    77,885,174
                                                      ------------

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE
----------                                  -------  -------------------

            MORTGAGE-BACKED SECURITIES (17.8%)
$     572   Federal Home Loan Mortgage
             Corp.........................   6.00 %       04/01/03             579,420
    3,201   Federal National Mortgage
             Assoc........................   6.00    05/01/04 - 05/01/06     3,236,669
    4,650   ..............................   6.00             *              4,614,204
    1,521   ..............................   6.50    07/01/06 - 05/01/13     1,548,756
       50   ..............................   7.00             *                 51,734
      570   ..............................   7.50    10/01/27 - 08/01/29       588,294
      600   ..............................   7.50             *                618,937
      417   ..............................   8.00         03/01/31             436,545
    2,100   ..............................   8.00             *              2,198,438
    2,404   Government National Mortgage
             Assoc........................   6.00    04/15/28 - 12/15/28     2,357,803
    1,047   ..............................   6.50    08/15/28 - 03/15/29     1,049,833
      763   ..............................   7.50    08/15/23 - 10/15/29       788,656
    4,097   Government National Mortgage
             Assoc. II....................   6.50    04/20/28 - 03/20/29     4,091,059
                                                                          ------------
            TOTAL MORTGAGE-BACKED SECURITIES
             (COST $22,073,128).........................................    22,160,348
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            CORPORATE BONDS (12.1%)
            AEROSPACE & DEFENSE (0.6%)
$     125   Lockheed Martin Corp..........   7.75 %       05/01/26        $    134,826
       55   Northrop Grumman Corp.........   7.75         02/15/31              59,563
      245   Raytheon Co.***...............   8.20         03/01/06             265,561
      326   Systems 2001 Asset Trust -
             144A**.......................   6.664        09/15/13             335,875
                                                                          ------------
                                                                               795,825
                                                                          ------------
            AIRLINES (0.2%)
      213   Continental Airlines Inc......   6.90         01/02/18             187,490
       45   Southwest Airlines Co.........   5.496        11/01/06              44,309
                                                                          ------------
                                                                               231,799
                                                                          ------------
            AUTO PARTS: O.E.M. (0.0%)
       35   TRW Inc.......................   7.625        03/15/06              36,047
                                                                          ------------
            BROADCASTING (0.1%)
      145   Clear Channel
             Communications, Inc..........   7.65         09/15/10             149,779
                                                                          ------------
            CABLE/SATELLITE TV (0.4%)
       75   Comcast Cable
             Communications...............   8.375        05/01/07              82,695
      125   Comcast Cable
             Communications...............   6.75         01/30/11             125,544
      180   Cox Communications, Inc.......   7.75         11/01/10             192,208
       55   TCI Communications, Inc.......   7.875        02/15/26              56,832
                                                                          ------------
                                                                               457,279
                                                                          ------------
            COMPUTER PROCESSING HARDWARE (0.1%)
      170   Sun Microsystems Inc..........   7.65         08/15/09             172,560
                                                                          ------------
            DEPARTMENT STORES (0.2%)
      160   Federated Department
             Stores, Inc..................   6.90         04/01/29             149,449
      125   May Department Stores Co......   6.70         09/15/28             119,621
                                                                          ------------
                                                                               269,070
                                                                          ------------
            DISCOUNT STORES (0.2%)
       85   Target Corp...................   6.65         08/01/28              85,170
      120   Wal-Mart Stores, Inc..........   7.55         02/15/30             137,734
                                                                          ------------
                                                                               222,904
                                                                          ------------
            DRUGSTORE CHAINS (0.1%)
      180   CVS Corp......................   5.625        03/15/06             181,290
                                                                          ------------
            ELECTRIC UTILITIES (0.1%)
       70   Detroit Edison Co.............   6.125        10/01/10              68,749
      100   DTE Energy Co.................   7.05         06/01/11             103,195
                                                                          ------------
                                                                               171,944
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            FINANCE/RENTAL/LEASING (0.6%)
$     185   American General Finance
             Corp.........................   5.875%       07/14/06        $    187,719
      225   Household Finance Corp.***....   8.00         07/15/10             242,210
       80   Household Finance Corp........   6.75         05/15/11              79,548
      110   MBNA America Bank NA..........   6.50         06/20/06             107,942
      185   Prime Property Funding II -
             144A**.......................   7.00         08/15/04             193,664
                                                                          ------------
                                                                               811,083
                                                                          ------------
            FINANCIAL CONGLOMERATES (0.9%)
      195   Boeing Capital Corp.***.......   6.50         02/15/12             194,051
       95   Chase Manhattan Corp..........   6.00         02/15/09              94,623
      125   General Motors Acceptance
             Corp.........................   8.00         11/01/31             127,223
      135   General Motors Acceptance
             Corp.........................   6.875        09/15/11             132,240
      325   Prudential Holdings -
             144A**.......................   7.245        12/18/23             332,771
      255   Prudential Holdings -
             144A**.......................   8.695        12/18/23             265,243
                                                                          ------------
                                                                             1,146,151
                                                                          ------------
            FINANCIAL PUBLISHING/SERVICES (0.0%)
       25   Reed Elsevier Capital.........   6.75         08/01/11              25,360
                                                                          ------------
            FOOD RETAIL (0.4%)
       60   Ahold Finance USA Inc.........   8.25         07/15/10              66,914
       80   Ahold Finance USA Inc.........   6.875        05/01/29              76,914
      215   Kroger Co.....................   6.80         04/01/11             220,518
      100   Kroger Co.....................   7.70         06/01/29             107,301
                                                                          ------------
                                                                               471,647
                                                                          ------------
            FOREIGN GOVERNMENT OBLIGATION (0.1%)
       90   United Mexican States
             (Mexico).....................   8.375        01/14/11              93,375
                                                                          ------------
            GAS DISTRIBUTORS (0.2%)
      135   CMS Panhandle Holding Co......   7.00         07/15/29             116,400
       70   Consolidated Natural Gas
             Co...........................   6.25         11/01/11              68,507
                                                                          ------------
                                                                               184,907
                                                                          ------------
            HOME BUILDING (0.1%)
       85   Centex Corp...................   7.875        02/01/11              86,594
                                                                          ------------
            HOME IMPROVEMENT CHAINS (0.2%)
      200   Lowe's Companies, Inc.........   8.25         06/01/10             225,881
       50   Lowe's Companies, Inc.........   6.50         03/15/29              48,301
                                                                          ------------
                                                                               274,182
                                                                          ------------
            HOSPITAL/NURSING MANAGEMENT (0.1%)
      195   Tenet Holdings Corp. -
             144A**.......................   6.875        11/15/31             179,452
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            HOTELS/RESORTS/CRUISELINES (0.3%)
$      55   Hyatt Equities LLC - 144A**...   9.25 %       05/15/05        $     57,251
      260   Marriott International Inc. -
             144A**.......................   7.00         01/15/08             261,559
                                                                          ------------
                                                                               318,810
                                                                          ------------
            INDUSTRIAL CONGLOMERATES (0.4%)
      190   Honeywell International.......   6.125        11/01/11             187,998
      185   Tyco International Group S.A.
             (Luxembourg).................   6.75         02/15/11             185,743
       65   Tyco International Group S.A.
             (Luxembourg).................   6.375        10/15/11              63,500
       20   Tyco International Group S.A.
             (Luxembourg).................   6.875        01/15/29              19,187
                                                                          ------------
                                                                               456,428
                                                                          ------------
            INTEGRATED OIL (0.3%)
      345   Conoco Inc.***................   6.95         04/15/29             350,819
                                                                          ------------
            INVESTMENT BANKS/BROKERS (0.4%)
      230   Credit Suisse F/B
             USA, Inc.***.................   5.875        08/01/06             233,971
      215   Goldman Sachs
             Group, Inc.***...............   6.875        01/15/11             220,200
                                                                          ------------
                                                                               454,171
                                                                          ------------
            LIFE/HEALTH INSURANCE (0.8%)
      140   American General Corp.........   7.50         07/15/25             152,685
       30   Hartford Life.................   7.375        03/01/31              30,944
      250   John Hancock Financial
             Services, Inc.***............   7.375        02/15/24             250,052
      205   Nationwide Mutual Insurance
             Co. - 144A**.................   7.50         02/15/24             184,452
      310   New England Mutual Life
             Insurance Co.***.............   7.875        02/15/24             317,611
                                                                          ------------
                                                                               935,744
                                                                          ------------
            MAJOR BANKS (0.1%)
      180   Bank One Corp.***.............   6.00         02/17/09             177,806
                                                                          ------------
            MAJOR TELECOMMUNICATIONS (1.0%)
       20   AT&T Corp. - 144A**...........   7.30         11/15/11              20,489
      240   AT&T Corp. - 144A**...........   8.00         11/15/31             251,176
       90   Bellsouth Telecommunications
             Inc..........................   6.375        06/01/28              86,930
       35   Deutsche Telekom International
             Finance Corp.
             (Netherlands)................   8.25         06/15/30              38,846
       90   GTE Corp......................   6.94         04/15/28              89,279
       85   Telus Corp. (Canada)..........   8.00         06/01/11              90,200
      195   Verizon New England Inc.......   6.50         09/15/11             198,256
      410   WorldCom, Inc.................   8.25         05/15/31             433,393
                                                                          ------------
                                                                             1,208,569
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            MANAGED HEALTH CARE (0.4%)
$     180   Aetna, Inc....................   7.875%       03/01/11        $    177,278
      165   Cigna Corp....................   6.375        10/15/11             162,018
      100   Wellpoint Healthcare
             Networks, Inc................   6.375        06/15/06             101,979
                                                                          ------------
                                                                               441,275
                                                                          ------------
            MEDIA CONGLOMERATES (0.5%)
       70   AOL Time Warner Inc...........   6.75         04/15/11              71,732
       45   AOL Time Warner Inc...........   7.625        04/15/31              47,600
      220   News America Inc..............   7.28         06/30/28             204,469
       30   News America Holdings Inc.....   7.75         02/01/24              29,187
      195   Time Warner, Inc..............   7.57         02/01/24             203,233
       90   Time Warner, Inc..............   6.625        05/15/29              84,151
                                                                          ------------
                                                                               640,372
                                                                          ------------
            MOTOR VEHICLES (0.5%)
      110   DaimlerChrysler North American
             Holdings Co..................   7.20         09/01/09             109,940
       85   DaimlerChrysler North American
             Holdings Co..................   8.50         01/18/31              90,738
       25   Ford Motor Co.................   6.625        10/01/28              20,736
      465   Ford Motor Co.***.............   7.45         07/16/31             426,027
                                                                          ------------
                                                                               647,441
                                                                          ------------
            MULTI-LINE INSURANCE (0.6%)
      250   AIG Sun America Global Finance
             VI - 144A**..................   6.30         05/10/11             254,068
      400   Farmers Exchange Capital -
             144A**.......................   7.05         07/15/28             317,734
      165   Hartford Financial Services
             Group, Inc...................   7.90         06/15/10             180,601
                                                                          ------------
                                                                               752,403
                                                                          ------------
            OIL & GAS PIPELINES (0.2%)
      155   Williams Companies, Inc.
             (The)........................   7.75         06/15/31             155,475
       50   Williams Companies, Inc. (The)
             (Series A)...................   7.50         01/15/31              48,711
                                                                          ------------
                                                                               204,186
                                                                          ------------
            PHARMACEUTICALS: MAJOR (0.5%)
      215   American Home Products
             Corp.***.....................   6.70         03/15/11             222,771
      330   Bristol-Myers Squibb Co.***...   5.75         10/01/11             326,890
       45   Lilly (Eli) & Co..............   8.375        12/01/06              51,293
                                                                          ------------
                                                                               600,954
                                                                          ------------
            PROPERTY - CASUALTY INSURERS (0.2%)
      300   Florida Windstorm Underwriting
             Association - 144A**.........   7.125        02/25/19             307,621
                                                                          ------------
            PULP & PAPER (0.2%)
      200   Willamette
             Industries, Inc..............   7.85         07/01/26             200,323
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS (0.2%)
$     145   EOP Operating LP..............   7.25 %       06/15/28        $    130,491
       25   EOP Operating LP..............   7.50         04/19/29              23,920
       80   Simon Property Group LP.......   6.375        11/15/07              78,262
                                                                          ------------
                                                                               232,673
                                                                          ------------
            SERVICES TO THE HEALTH INDUSTRY (0.1%)
       70   Anthem Insurance
             Companies, Inc. - 144A**.....   9.125        04/01/10              75,223
       70   Anthem Insurance
             Companies, Inc. - 144A**.....   9.00         04/01/27              70,457
                                                                          ------------
                                                                               145,680
                                                                          ------------
            SPECIALTY TELECOMMUNICATIONS (0.4%)
      165   PCCW HK Capital Ltd. (Hong
             Kong) - 144A**...............   7.75         11/15/11             164,617
      180   Qwest Capital Funding Inc.....   7.90         08/15/10             183,121
      145   Qwest Capital Funding Inc.....   7.75         02/15/31             139,123
                                                                          ------------
                                                                               486,861
                                                                          ------------
            WIRELESS COMMUNICATIONS (0.4%)
      175   AT&T Wireless
             Services, Inc.***............   7.875        03/01/11             187,077
      150   Vodafone Airtouch PLC (Great
             Britain)***..................   7.75         02/15/10             164,744
      175   Vodafone Group PLC***.........   7.875        02/15/30             197,431
                                                                          ------------
                                                                               549,252
                                                                          ------------
            TOTAL CORPORATE BONDS
             (COST $14,865,861).........................................    15,072,636
                                                                          ------------
            ASSET-BACKED SECURITIES (0.8%)
            FINANCE/RENTAL/LEASING
      215   Chase Credit Card Master
             Trust........................   5.50         11/17/08             218,935
      200   Citibank Credit Card Issuance
             Trust........................   6.90         10/15/07             214,096
      300   Detroit Edison Sec 2001-1 CL
             A5...........................   6.42         03/01/15             301,684
      100   MBNA Master Corp..............   5.90         08/15/11             101,443
      125   Nissan Auto Receivables Owner
             Trust........................   4.80         02/15/07             126,525
                                                                          ------------
            TOTAL ASSET BACKED SECURITIES
             (COST $942,948)............................................       962,683
                                                                          ------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (3.4%)
    3,255   Federal National Mortgage
             Assoc.***....................   0.00         10/09/19           1,012,357
    3,000   U.S. Treasury Note***.........   6.75         05/15/05           3,261,798
                                                                          ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (COST $4,258,725)..........................................     4,274,155
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE             VALUE

--------------------------------------------------------------------------------------

            SHORT-TERM INVESTMENTS (8.7%)
            U.S. GOVERNMENT OBLIGATION (a) (0.1%)
$     100   U.S. Treasury Bill (Cost
             $99,462)***..................   1.822%       04/18/02        $     99,462
                                                                          ------------
            REPURCHASE AGREEMENT (8.6%)
   10,700   Joint repurchase agreement
            account (dated 12/31/01;
            proceeds $10,701,031) (b)
            (COST $10,700,000)............   1.734        01/02/02          10,700,000
                                                                          ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $10,799,462).........................................    10,799,462
                                                                          ------------

            TOTAL INVESTMENTS
             (COST $118,213,782) (c)......  105.4%   131,154,458
            LIABILITIES IN EXCESS OF OTHER
             ASSETS.......................   (5.4)    (6,689,428)
                                            -----   ------------
            NET ASSETS....................  100.0%  $124,465,030
                                            =====   ============

------------------------

 * SECURITIES PURCHASED ON A FORWARD COMMITMENT WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR THE BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,405,948 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,465,272, RESULTING IN NET UNREALIZED APPRECIATION OF $12,940,676.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                              UNDERLYING
NUMBER OF   LONG/            DESCRIPTION, DELIVERY            FACE AMOUNT   UNREALIZED
CONTRACTS   SHORT                MONTH AND YEAR                AT VALUE    DEPRECIATION
---------------------------------------------------------------------------------------
    1       Short   U.S. Treasury Bond March 2002             $ (101,531)    $   (377)
    14      Short   U.S. Treasury Note March 2002             (1,471,969)      (9,172)
    17       Long   U.S. Treasury Note March 2002             (1,799,078)     (14,918)
                                                                             --------
      Total unrealized depreciation......................................    $(24,467)
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (89.2%)
           ELECTRIC UTILITIES (42.8%)
  38,000   AES Corp. (The)*........................  $    621,300
  44,000   Allegheny Energy, Inc...................     1,593,680
  35,000   Ameren Corp.............................     1,480,500
  38,000   American Electric Power Co., Inc........     1,654,140
  32,000   Calpine Corp.*..........................       537,280
  38,500   Cinergy Corp............................     1,287,055
  50,000   CLECO Corp..............................     1,098,500
  24,000   Consolidated Edison, Inc................       968,640
  36,000   Dominion Resources, Inc.................     2,163,600
  35,000   DPL, Inc................................       842,800
  50,000   DTE Energy Co...........................     2,097,000
  66,710   Duke Energy Corp........................     2,619,035
  20,000   Emerson Electric Co.....................     1,142,000
  62,500   Entergy Corp............................     2,444,375
  48,875   Exelon Corp.............................     2,340,135
  70,000   FirstEnergy Corp........................     2,448,600
  45,000   FPL Group, Inc..........................     2,538,000
  50,000   General Electric Co.....................     2,004,000
  38,687   Mirant Corp.*...........................       619,766
  50,000   Northeast Utilities.....................       881,500
  25,000   Northwestern Corp.......................       526,250
  30,000   NRG Energy, Inc.*.......................       465,000
  22,000   NSTAR...................................       986,700
  34,000   OGE Energy Corp.........................       784,720
  25,500   Pinnacle West Capital Corp..............     1,067,175
  60,000   PPL Corp................................     2,091,000
  53,081   Progress Energy, Inc....................     2,390,238
  69,000   Public Service Enterprise Group, Inc....     2,911,110
  60,000   Reliant Energy, Inc.....................     1,591,200
  24,000   Reliant Resources, Inc.*................       396,240
  31,000   SCANA Corp..............................       862,730
 100,000   Sierra Pacific Resources................     1,505,000
  47,000   Southern Co. (The)......................     1,191,450
  47,000   TECO Energy, Inc........................     1,233,280
  52,000   TXU Corp................................     2,451,800
  45,000   UIL Holdings Corp.......................     2,308,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  46,000   Wisconsin Energy Corp...................  $  1,037,760
  37,050   Xcel Energy, Inc........................     1,027,767
                                                     ------------
                                                       56,209,826
                                                     ------------
           ENERGY (21.3%)
  30,000   AGL Resources, Inc......................       690,600
  45,000   BP PLC (ADR) (United Kingdom)...........     2,092,950
  21,000   ChevronTexaco Corp......................     1,881,810
  37,000   Dynegy, Inc. (Class A)..................       943,500
  28,622   El Paso Corp............................     1,276,827
  15,000   Equitable Resources, Inc................       511,050
  30,000   Exxon Mobil Corp........................     1,179,000
  61,600   KeySpan Corp............................     2,134,440
  60,000   Kinder Morgan, Inc......................     3,341,400
  55,000   MDU Resources Group, Inc................     1,548,250
  36,000   New Jersey Resources Corp...............     1,684,800
  40,000   Nicor Inc...............................     1,665,600
  23,750   Northwest Natural Gas Co................       605,625
  45,000   Peoples Energy Corp.....................     1,706,850
  20,000   Piedmont Natural Gas Co., Inc...........       716,000
  20,000   Questar Corp............................       501,000
  12,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................       588,240
  60,000   Sempra Energy...........................     1,473,000
  20,000   South Jersey Industries, Inc............       652,000
  70,000   UtiliCorp United, Inc...................     1,761,900
  22,000   WGL Holdings Inc........................       639,540
  15,000   Williams Companies, Inc. (The)..........       382,800
                                                     ------------
                                                       27,977,182
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.7%)
  40,000   Shaw Group Inc. (The)*..................       940,000
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.4%)
  10,000   Tyco International Ltd. (Bermuda).......       589,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MEDIA CONGLOMERATES (1.0%)
  23,600   Vivendi Universal SA (ADR) (France).....  $  1,269,444
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.1%)
  40,000   Convergys Corp.*........................     1,499,600
                                                     ------------
           TELECOMMUNICATIONS (20.6%)
  35,000   Adelphia Communications Corp. (Class
            A)*....................................     1,091,300
  29,160   ALLTEL Corp.............................     1,800,047
  30,000   AOL Time Warner Inc.*...................       963,000
  60,000   BCE, Inc. (Canada)......................     1,368,000
  30,000   BellSouth Corp..........................     1,144,500
  12,000   Cablevision Systems New York Group
            (Class A)*.............................       569,400
  45,625   CenturyTel, Inc.........................     1,496,500
  58,000   Cisco Systems, Inc.*....................     1,050,380
  45,000   Comcast Corp. (Class A Special)*........     1,620,000
  50,000   Liberty Media Corp. (Class A)*..........       700,000
  55,000   Nextel Communications, Inc. (Class
            A)*....................................       602,800
 100,000   Nokia Oyj (ADR) (Finland)...............     2,453,000
  15,000   QUALCOMM Inc.*..........................       757,500
  39,272   SBC Communications, Inc.................     1,538,284
  54,000   Sprint Corp. (FON Group)................     1,084,320
  46,000   Sprint Corp. (PCS Group)*...............     1,122,860
  36,560   Telefonica Espana S.A. (ADR) (Spain)*...     1,465,325
  13,000   Telephone & Data Systems, Inc...........     1,166,750
  39,394   Verizon Communications Inc..............     1,869,639
  40,000   Vodafone Group PLC (ADR) (United
            Kingdom)...............................     1,027,200
  60,000   Western Wireless Corp. (Class A)*.......     1,695,000
  38,290   WorldCom, Inc. - WorldCom Group*........       539,123
                                                     ------------
                                                       27,124,928
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WATER UTILITIES (1.3%)
  10,000   American States Water Co................  $    349,500
  59,375   Philadelphia Suburban Corp..............     1,338,906
                                                     ------------
                                                        1,688,406
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $105,528,622)....................   117,298,386
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           CORPORATE BONDS (5.4%)
           AEROSPACE & DEFENSE (0.1%)
 $   130   Northrop Grumman Corporation 7.00% due
            03/01/06...............................       136,048
                                                     ------------
           ELECTRIC UTILITIES (2.2%)
     390   American Electric Power (Series A)
            6.125% due 05/15/06....................       386,068
      70   Calpine Corp. 8.50% due 02/15/11........        63,698
     165   DTE Energy Co. 7.05% due 06/01/11.......       170,272
     390   Exelon Corp. 6.75% due 05/01/11.........       395,269
     120   Florida Power Corp. 6.65% due
            07/15/11...............................       122,234
     390   MidAmerican Funding LLC 6.75% due
            03/01/11...............................       382,588
     335   Mirant Americas Generation LLC 7.625%
            due 05/01/06...........................       305,429
     275   NRG Energy Inc. 7.75% due 04/01/11......       258,675
     100   PG&E National Energy Group 10.375% due
            05/16/11...............................       105,440
     500   PSE&G Energy Holdings 9.125% due
            02/10/04...............................       525,583
     120   South Carolina Electric & Gas Co. 7.50%
            due 06/15/05...........................       128,425
                                                     ------------
                                                        2,843,681
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           ENERGY (1.1%)
 $   265   CMS Panhandle Holding Co. 7.00% due
            07/15/29...............................  $    228,489
     100   Conoco Inc. 5.90% due 04/15/04..........       103,855
     100   Consolidated Natural Gas Co. (Series B)
            5.375% due 11/01/06....................        98,606
     270   Nisource Finance Corp. 7.875% due
            11/15/10...............................       279,429
     120   Oxymar - 144A** 7.50% due 02/15/16......        95,776
     180   Petrozuata Finance Inc. - 144A**
            (Venezuela) 8.22% due 04/01/17.........       135,000
     165   Ras Laffan Liquid Natural Gas - 144A**
            (Qatar) 8.294% due 03/15/14............       168,300
      40   Transcont Gas Pipe Corp. - 144A** 7.00%
            due 08/15/11...........................        39,041
     380   Williams Companies, Inc. (The) 7.50% due
            01/15/31...............................       370,201
                                                     ------------
                                                        1,518,697
                                                     ------------
           ENVIRONMENTAL SERVICES (0.1%)
     135   Waste Management Inc. 7.00% due
            10/15/06...............................       138,752
                                                     ------------
           FINANCIAL CONGLOMERATES (0.1%)
      65   General Motors Acceptance Corp. 7.50%
            due 07/15/05...........................        68,333
                                                     ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
      80   Honeywell International, Inc. 5.125% due
            11/01/06...............................        78,923
     135   Tyco International Group S.A.
            (Luxembourg) 6.375% due 02/15/06.......       137,880
                                                     ------------
                                                          216,803
                                                     ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           MEDIA CONGLOMERATES (0.1%)
 $   135   AOL Time Warner, Inc. 6.125% due
            04/15/06...............................  $    137,893
                                                     ------------
           TELECOMMUNICATIONS (1.6%)
     125   AT&T Corp. - 144A** 6.50% due
            11/15/06...............................       127,076
     165   AT&T Wireless Services, Inc. 7.875% due
            03/01/11...............................       176,387
     190   British Telecom PLC (United Kingdom)
            7.875% due 12/15/05....................       203,529
     135   Comcast Cable Communications Corp.
            6.375% due 01/30/06....................       137,172
     190   Deutsche Telecon PLC (Netherlands) 7.75%
            due 06/15/05...........................       205,739
     180   GTE Corp. 7.90% due 02/01/27............       186,656
      75   PCCW HKTC Capital Ltd. (Hong Kong) -
            144A** 7.75% due 11/15/11..............        74,826
     385   Qwest Capital Funding 7.90% due
            08/15/10...............................       391,675
      40   TCI Communications Corp. 8.00% due
            08/01/05...............................        42,857
     145   Telus Corp. (Canada) 8.00% due
            06/01/11...............................       153,870
     340   WorldCom, Inc. 8.25% due 05/15/31.......       359,399
                                                     ------------
                                                        2,059,186
                                                     ------------
           TOTAL CORPORATE BONDS
            (COST $7,121,836)......................     7,119,393
                                                     ------------
           U.S. GOVERNMENT OBLIGATIONS (0.6%)
     260   U.S Treasury Bond 8.75% due 08/15/20....       348,908

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

 $   350   U.S. Treasury Bond 8.125% due
            08/15/21...............................  $    446,796
                                                     ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $794,071)........................       795,704
                                                     ------------
           ASSET-BACKED SECURITIES (0.5%)
           FINANCE/RENTAL/LEASING
     150   Connecticut RRB Special Purpose Trust
            CL&P - Series 2001 6.21% due 12/30/11..       153,416
     150   Detroit Edison Securitization Funding
            LLC 5.875% due 03/01/10................       154,132
     175   PECO Energy Transition Trust 7.625% due
            03/01/10...............................       193,018
     150   PSE&G Transition Funding LLC. 6.61% due
            06/15/15...............................       155,531
                                                     ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $671,011)........................       656,097
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PREFERRED STOCK (0.1%)
           ELECTRIC UTILITIES
   6,000   Alabama Power Capital Trust I
            (Series Q)
            (COST $150,000)........................  $    148,200
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENTS (3.9%)
           REPURCHASE AGREEMENT
 $ 5,078   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $5,078,489) (a)
            (COST $5,078,000)......................     5,078,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $119,343,540) (b)................    99.7%  131,095,780
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.3       339,725
                                            ------  ------------
  NET ASSETS..............................   100.0% $131,435,505
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $17,484,067 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,731,827, RESULTING IN NET UNREALIZED APPRECIATION OF $11,752,240.

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (98.9%)
           AEROSPACE & DEFENSE (1.6%)
 330,000   Goodrich Corp...........................  $  8,784,600
                                                     ------------
           ALUMINUM (3.0%)
 245,000   Alcan, Inc..............................     8,802,850
 215,000   Alcoa, Inc..............................     7,643,250
                                                     ------------
                                                       16,446,100
                                                     ------------
           APPAREL/FOOTWEAR (1.5%)
 218,000   VF Corp.................................     8,504,180
                                                     ------------
           AUTO PARTS: O.E.M. (4.5%)
 625,000   Delphi Automotive Systems Corp..........     8,537,500
 103,000   Johnson Controls, Inc...................     8,317,250
 210,000   TRW, Inc................................     7,778,400
                                                     ------------
                                                       24,633,150
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (1.5%)
 170,000   Coca-Cola Co............................     8,015,500
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.9%)
 230,000   Dow Chemical Co. (The)..................     7,769,400
 190,000   Du Pont (E.I.) de Nemours & Co., Inc....     8,076,900
                                                     ------------
                                                       15,846,300
                                                     ------------
           COMPUTER PROCESSING HARDWARE (2.9%)
 365,000   Hewlett-Packard Co......................     7,497,100
  71,000   International Business Machines Corp....     8,588,160
                                                     ------------
                                                       16,085,260
                                                     ------------
           DEPARTMENT STORES (1.6%)
 182,000   Sears, Roebuck & Co.....................     8,670,480
                                                     ------------
           DISCOUNT STORES (1.7%)
 223,000   Target Corp.............................     9,154,150
                                                     ------------
           ELECTRIC UTILITIES (7.5%)
 137,000   Dominion Resources, Inc.................     8,233,700
 180,000   Exelon Corp.............................     8,618,400
 245,000   FirstEnergy Corp........................     8,570,100

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 145,000   FPL Group, Inc..........................  $  8,178,000
 300,000   Reliant Energy, Inc.....................     7,956,000
                                                     ------------
                                                       41,556,200
                                                     ------------
           ELECTRONICS/ APPLIANCES (1.6%)
 120,000   Whirlpool Corp..........................     8,799,600
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.9%)
 100,000   Fannie Mae..............................     7,950,000
 136,000   Household International, Inc............     7,879,840
                                                     ------------
                                                       15,829,840
                                                     ------------
           FINANCIAL CONGLOMERATES (2.9%)
 165,000   Citigroup, Inc..........................     8,329,200
 208,000   J.P. Morgan Chase & Co..................     7,560,800
                                                     ------------
                                                       15,890,000
                                                     ------------
           FOOD DISTRIBUTORS (3.1%)
 390,000   Supervalu, Inc..........................     8,626,800
 325,000   SYSCO Corp..............................     8,521,500
                                                     ------------
                                                       17,148,300
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.4%)
 164,000   PepsiCo, Inc............................     7,985,160
                                                     ------------
           FOREST PRODUCTS (1.5%)
 155,000   Weyerhaeuser Co.........................     8,382,400
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (4.3%)
 165,000   Avon Products, Inc......................     7,672,500
 133,000   Kimberly-Clark Corp.....................     7,953,400
 105,000   Procter & Gamble Co. (The)..............     8,308,650
                                                     ------------
                                                       23,934,550
                                                     ------------
           INDUSTRIAL CONGLOMERATES (7.8%)
 207,000   General Electric Co.....................     8,296,560
 250,000   Honeywell International, Inc............     8,455,000
  72,000   Minnesota Mining & Manufacturing Co.....     8,511,120

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 148,000   Tyco International Ltd. (Bermuda).......  $  8,717,200
 135,000   United Technologies Corp................     8,725,050
                                                     ------------
                                                       42,704,930
                                                     ------------
           INDUSTRIAL SPECIALTIES (1.5%)
 157,000   PPG Industries, Inc.....................     8,120,040
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.6%)
 125,000   Electronic Data Systems Corp............     8,568,750
                                                     ------------
           INTEGRATED OIL (4.4%)
 175,000   BP PLC (ADR) (United Kingdom)...........     8,139,250
 210,000   Exxon Mobil Corp........................     8,253,000
 163,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................     7,990,260
                                                     ------------
                                                       24,382,510
                                                     ------------
           LIFE/HEALTH INSURANCE (4.4%)
 305,000   Aegon N.V. (ARS) (Netherlands)..........     8,164,850
 175,000   Jefferson-Pilot Corp....................     8,097,250
 163,000   Lincoln National Corp...................     7,916,910
                                                     ------------
                                                       24,179,010
                                                     ------------
           MAJOR BANKS (3.0%)
 130,000   Bank of America Corp....................     8,183,500
 340,000   KeyCorp.................................     8,275,600
                                                     ------------
                                                       16,459,100
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.4%)
 165,000   Verizon Communications, Inc.............     7,830,900
                                                     ------------
           MOTOR VEHICLES (3.3%)
 195,000   DaimlerChrysler AG (Germany)............     8,125,650
 134,500   Ford Motor Co...........................     2,114,340
 167,000   General Motors Corp.....................     8,116,200
                                                     ------------
                                                       18,356,190
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OFFICE EQUIPMENT/ SUPPLIES (1.4%)
 210,000   Pitney Bowes, Inc.......................  $  7,898,100
                                                     ------------
           OIL & GAS PIPELINES (1.5%)
 190,000   El Paso Corp............................     8,475,900
                                                     ------------
           OIL & GAS PRODUCTION (1.5%)
 150,000   Kerr-McGee Corp.........................     8,220,000
                                                     ------------
           OIL REFINING/ MARKETING (3.0%)
 290,000   Marathon Oil Corp.......................     8,700,000
 205,000   Sunoco, Inc.............................     7,654,700
                                                     ------------
                                                       16,354,700
                                                     ------------
           PHARMACEUTICALS: MAJOR (5.7%)
 130,000   American Home Products Corp.............     7,976,800
 150,000   Bristol-Myers Squibb Co.................     7,650,000
 190,000   Pharmacia Corp..........................     8,103,500
 213,000   Schering-Plough Corp....................     7,627,530
                                                     ------------
                                                       31,357,830
                                                     ------------
           PULP & PAPER (3.0%)
 215,000   International Paper Co..................     8,675,250
 260,000   Mead Corp...............................     8,031,400
                                                     ------------
                                                       16,706,650
                                                     ------------
           RAILROADS (3.0%)
 290,000   Burlington Northern Santa Fe Corp.......     8,273,700
 230,000   CSX Corp................................     8,061,500
                                                     ------------
                                                       16,335,200
                                                     ------------
           RECREATIONAL PRODUCTS (1.4%)
 255,000   Eastman Kodak Co........................     7,504,650
                                                     ------------
           SEMICONDUCTORS (1.5%)
 255,000   Intel Corp..............................     8,019,750
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (3.1%)
 165,000   Caterpillar, Inc........................  $  8,621,250
 195,000   Deere & Co..............................     8,513,700
                                                     ------------
                                                       17,134,950
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $490,908,075)....................   544,274,930
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (0.8%)
           REPURCHASE AGREEMENT
$  4,369   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $4,369,421) (a)
            (COST $4,369,000)......................  $  4,369,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $495,277,075) (b)................    99.7%  548,643,930
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.3     1,695,738
                                            ------  ------------
  NET ASSETS..............................   100.0% $550,339,668
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 ARS  AMERICAN REGISTERED SHARES.
 (a)  COLLATERIALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $78,054,286 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $24,687,431, RESULTING IN NET UNREALIZED APPRECIATION OF $53,366,855.

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (98.6%)
           ADVERTISING/MARKETING SERVICES (0.3%)
   8,000   Interpublic Group of Companies, Inc.....  $    236,320
   4,000   Omnicom Group, Inc......................       357,400
                                                     ------------
                                                          593,720
                                                     ------------
           AEROSPACE & DEFENSE (1.8%)
   9,400   Boeing Co...............................       364,532
   6,400   General Dynamics Corp...................       509,696
  11,700   Goodrich Corp...........................       311,454
  16,800   Lockheed Martin Corp....................       784,056
   6,300   Northrop Grumman Corp...................       635,103
  16,100   Raytheon Co.............................       522,767
  13,000   Rockwell Collins, Inc...................       253,500
                                                     ------------
                                                        3,381,108
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
  32,193   Archer-Daniels-Midland Co...............       461,970
                                                     ------------
           AIR FREIGHT/COURIERS (0.2%)
   8,700   FedEx Corp.*............................       451,356
                                                     ------------
           AIRLINES (0.6%)
  10,100   AMR Corp................................       223,917
   7,800   Delta Air Lines, Inc....................       228,228
  29,925   Southwest Airlines Co...................       553,014
  22,000   US Airways Group Inc.*..................       139,480
                                                     ------------
                                                        1,144,639
                                                     ------------
           ALUMINUM (0.5%)
  11,200   Alcan Inc. (Canada).....................       402,416
  16,000   Alcoa, Inc..............................       568,800
                                                     ------------
                                                          971,216
                                                     ------------
           APPAREL/FOOTWEAR (1.2%)
   6,000   Cintas Corp.............................       290,340
   4,000   Jones Apparel Group, Inc.*..............       132,680
   8,600   Liz Claiborne, Inc......................       427,850
   8,300   Nike, Inc. (Class B)....................       466,792

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  20,000   Reebok International Ltd.*..............  $    530,000
  12,000   VF Corp.................................       468,120
                                                     ------------
                                                        2,315,782
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.7%)
  16,000   Gap, Inc. (The).........................       223,040
  18,900   Limited, Inc. (The).....................       278,208
  12,900   Nordstrom, Inc..........................       260,967
  16,900   TJX Companies, Inc. (The)...............       673,634
                                                     ------------
                                                        1,435,849
                                                     ------------
           AUTO PARTS: O.E.M. (1.0%)
  15,000   Dana Corp...............................       208,200
  21,200   Delphi Automotive Systems Corp..........       289,592
   4,500   Eaton Corp..............................       334,845
   5,700   Johnson Controls, Inc...................       460,275
   8,000   TRW Inc.................................       296,320
  18,000   Visteon Corp............................       270,720
                                                     ------------
                                                        1,859,952
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.4%)
  24,100   Cooper Tire & Rubber Co.................       384,636
  13,400   Goodyear Tire & Rubber Co. (The)........       319,054
                                                     ------------
                                                          703,690
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.6%)
  10,800   Anheuser-Busch Companies, Inc...........       488,268
   5,900   Brown-Forman Corp. (Class B)............       369,340
   7,100   Coors (Adolph) Co. (Class B)............       379,140
                                                     ------------
                                                        1,236,748
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.8%)
   6,600   Coca-Cola Co............................       311,190
  16,900   Coca-Cola Enterprises Inc...............       320,086

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  12,000   Pepsi Bottling Group, Inc. (The)........  $    282,000
  12,200   PepsiCo, Inc............................       594,018
                                                     ------------
                                                        1,507,294
                                                     ------------
           BIOTECHNOLOGY (0.7%)
   6,200   Amgen Inc.*.............................       349,928
   6,000   Biogen, Inc.*...........................       344,100
   5,000   Chiron Corp.*...........................       219,200
   2,000   Genzyme Corp. (General Division)*.......       119,720
   5,000   Immunex Corp.*..........................       138,550
   5,000   MedImmune, Inc.*........................       231,750
                                                     ------------
                                                        1,403,248
                                                     ------------
           BROADCASTING (0.2%)
   4,800   Clear Channel Communications, Inc.*.....       244,368
   5,000   Univision Communications, Inc. (Class
            A)*....................................       202,300
                                                     ------------
                                                          446,668
                                                     ------------
           BUILDING PRODUCTS (0.2%)
  14,500   Masco Corp..............................       355,250
                                                     ------------
           CABLE/SATELLITE TV (0.1%)
   7,500   Comcast Corp. (Class A Special)*........       270,000
                                                     ------------
           CASINO/GAMING (0.3%)
  16,200   Harrah's Entertainment, Inc.*...........       599,562
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  18,000   Dow Chemical Co. (The)..................       608,040
   6,000   Du Pont (E.I.) de Nemours & Co., Inc....       255,060
   7,900   Eastman Chemical Co.....................       308,258
  29,000   Hercules Inc.*..........................       290,000
   9,700   Rohm & Haas Co..........................       335,911
                                                     ------------
                                                        1,797,269
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CHEMICALS: SPECIALTY (1.4%)
  10,800   Air Products & Chemicals, Inc...........  $    506,628
  18,200   Engelhard Corp..........................       503,776
   6,800   FMC Corp.*..............................       404,600
   9,500   Great Lakes Chemical Corp...............       230,660
   8,800   Praxair, Inc............................       486,200
  13,200   Sigma-Aldrich Corp......................       520,212
                                                     ------------
                                                        2,652,076
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.5%)
  11,900   Deluxe Corp.............................       494,802
  14,600   Donnelley (R.R.) & Sons Co..............       433,474
                                                     ------------
                                                          928,276
                                                     ------------
           COMPUTER COMMUNICATIONS (0.3%)
  24,000   Avaya Inc.*.............................       291,600
  12,000   Cisco Systems, Inc.*....................       217,320
                                                     ------------
                                                          508,920
                                                     ------------
           COMPUTER PERIPHERALS (0.5%)
  15,000   EMC Corp.*..............................       201,600
   4,000   Lexmark International, Inc.*............       236,000
  14,000   Network Appliance, Inc.*................       306,180
   7,000   QLogic Corp.*...........................       311,570
                                                     ------------
                                                        1,055,350
                                                     ------------
           COMPUTER PROCESSING HARDWARE (1.1%)
  11,000   Apple Computer, Inc.*...................       240,900
  22,000   Compaq Computer Corp....................       214,720
   7,300   Dell Computer Corp.*....................       198,414
  20,000   Gateway, Inc.*..........................       160,800
  12,000   Hewlett-Packard Co......................       246,480
   3,300   International Business Machines Corp....       399,168
   8,000   NCR Corp.*..............................       294,880
   8,899   Palm, Inc.*.............................        34,528
  21,000   Sun Microsystems, Inc.*.................       259,140
                                                     ------------
                                                        2,049,030
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.2%)
   8,500   Vulcan Materials Co.....................  $    407,490
                                                     ------------
           CONSUMER SUNDRIES (0.1%)
  17,300   American Greetings Corp. (Class A)......       238,394
                                                     ------------
           CONTAINERS/ PACKAGING (1.2%)
   9,400   Ball Corp...............................       664,580
   9,600   Bemis Company, Inc......................       472,128
  34,500   Pactiv Corp.*...........................       612,375
   6,900   Sealed Air Corp.*.......................       281,658
   6,200   Temple-Inland, Inc......................       351,726
                                                     ------------
                                                        2,382,467
                                                     ------------
           CONTRACT DRILLING (0.6%)
   6,200   Nabors Industries, Inc.*................       212,846
  10,000   Noble Drilling Corp.*...................       340,400
  17,000   Rowan Companies, Inc.*..................       329,290
   6,500   Transocean Sedco Forex Inc..............       219,830
                                                     ------------
                                                        1,102,366
                                                     ------------
           DATA PROCESSING SERVICES (1.1%)
   8,100   Automatic Data Processing, Inc..........       477,090
  10,000   Concord EFS, Inc.*......................       327,800
   8,300   First Data Corp.........................       651,135
   8,250   Fiserv, Inc.*...........................       349,140
  10,050   Paychex, Inc............................       352,152
                                                     ------------
                                                        2,157,317
                                                     ------------
           DEPARTMENT STORES (1.5%)
  20,900   Dillard's, Inc. (Class A)...............       334,400
  12,000   Federated Department Stores, Inc.*......       490,800
   8,800   Kohl's Corp.*...........................       619,872
  10,800   May Department Stores Co................       399,384
  20,600   Penney (J.C.) Co., Inc..................       554,140
  10,500   Sears, Roebuck & Co.....................       500,220
                                                     ------------
                                                        2,898,816
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           DISCOUNT STORES (1.1%)
  27,000   Big Lots, Inc.*.........................  $    280,800
   8,400   Costco Wholesale Corp.*.................       372,792
  17,500   Dollar General Corp.....................       260,750
   7,000   Family Dollar Stores, Inc...............       209,860
  39,600   Kmart Corp.*............................       216,216
  11,600   Target Corp.............................       476,180
   6,300   Wal-Mart Stores, Inc....................       362,565
                                                     ------------
                                                        2,179,163
                                                     ------------
           DRUGSTORE CHAINS (0.4%)
  10,100   CVS Corp................................       298,960
  13,200   Walgreen Co.............................       444,312
                                                     ------------
                                                          743,272
                                                     ------------
           ELECTRIC UTILITIES (6.3%)
   9,100   AES Corp. (The)*........................       148,785
   9,000   Allegheny Energy, Inc...................       325,980
   9,700   Ameren Corp.............................       410,310
  13,000   American Electric Power Co., Inc........       565,890
   6,000   Calpine Corp.*..........................       100,740
  14,300   Cinergy Corp............................       478,049
  15,800   CMS Energy Corp.........................       379,674
  10,300   Consolidated Edison, Inc................       415,708
  12,000   Constellation Energy Group, Inc.........       318,600
   8,000   Dominion Resources, Inc.................       480,800
   9,900   DTE Energy Co...........................       415,206
  12,600   Duke Energy Corp........................       494,676
  22,000   Edison International....................       332,200
  15,000   Entergy Corp............................       586,650
   9,000   Exelon Corp.............................       430,920
  21,799   FirstEnergy Corp........................       762,529
   7,500   FPL Group, Inc..........................       423,000
  13,000   Mirant Corp.*...........................       208,260
  23,400   Niagara Mohawk Holdings Inc.*...........       414,882
  25,000   PG&E Corp.*.............................       481,000
  11,200   Pinnacle West Capital Corp..............       468,720
  10,000   PPL Corp................................       348,500
  15,000   Progress Energy, Inc....................       675,450

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,700   Public Service Enterprise Group, Inc....  $    451,433
  13,500   Reliant Energy, Inc.....................       358,020
  13,600   Southern Co. (The)......................       344,760
   6,100   TECO Energy, Inc........................       160,064
   9,900   TXU Corp................................       466,785
  24,000   Xcel Energy, Inc........................       665,760
                                                     ------------
                                                       12,113,351
                                                     ------------
           ELECTRICAL PRODUCTS (0.8%)
  20,000   American Power Conversion Corp.*........       289,200
   8,800   Cooper Industries, Inc..................       307,296
   6,400   Emerson Electric Co.....................       365,440
   7,000   Molex Inc...............................       216,650
  16,000   Power-One, Inc.*........................       166,560
  13,800   Thomas & Betts Corp.....................       291,870
                                                     ------------
                                                        1,637,016
                                                     ------------
           ELECTRONIC COMPONENTS (0.5%)
  15,000   Jabil Circuit, Inc.*....................       340,800
  15,000   Sanmina-SCI Corp.*......................       298,500
  22,000   Solectron Corp.*........................       248,160
                                                     ------------
                                                          887,460
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.5%)
   9,000   Agilent Technologies, Inc.*.............       256,590
  40,000   JDS Uniphase Corp.*.....................       349,200
  12,000   PerkinElmer, Inc........................       420,240
  17,000   Rockwell International Corp.............       303,620
  19,000   Symbol Technologies, Inc................       301,720
  15,000   Tektronix, Inc.*........................       386,700
  19,000   Thermo Electron Corp.*..................       453,340
  34,000   Xerox Corp..............................       354,280
                                                     ------------
                                                        2,825,690
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
   6,000   Applied Materials, Inc.*................       240,600
   6,200   KLA-Tencor Corp.*.......................       307,272

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,000   Novellus Systems, Inc.*.................  $    197,250
   7,000   Teradyne, Inc.*.........................       210,980
                                                     ------------
                                                          956,102
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.6%)
   5,400   Best Buy Co., Inc.*.....................       402,192
  18,000   Circuit City Stores, Inc. - Circuit City
            Group..................................       467,100
   8,200   RadioShack Corp.........................       246,820
                                                     ------------
                                                        1,116,112
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.4%)
   9,600   Maytag Corp.............................       297,888
   6,600   Whirlpool Corp..........................       483,978
                                                     ------------
                                                          781,866
                                                     ------------
           ENERGY (0.4%)
   8,420   ChevronTexaco Corp......................       754,516
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New).......................       377,740
                                                     ------------
           ENVIRONMENTAL SERVICES (0.6%)
  37,000   Allied Waste Industries, Inc.*..........       520,220
  21,200   Waste Management, Inc...................       676,492
                                                     ------------
                                                        1,196,712
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.9%)
   8,100   Capital One Financial Corp..............       436,995
  12,500   Countrywide Credit Industries, Inc......       512,125
   5,600   Fannie Mae..............................       445,200
   6,700   Freddie Mac.............................       438,180
   8,800   Household International, Inc............       509,872
  14,100   MBNA Corp...............................       496,320
   8,200   Providian Financial Corp................        29,110
  13,700   Ryder System, Inc.......................       303,455
   5,200   USA Education Inc.......................       436,904
                                                     ------------
                                                        3,608,161
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCIAL CONGLOMERATES (1.1%)
   7,700   American Express Co.....................  $    274,813
  11,000   Citigroup, Inc..........................       555,280
  22,100   Conseco, Inc.*..........................        98,566
   6,000   Hancock (John) Financial Services ,
            Inc....................................       247,800
  13,000   J.P. Morgan Chase & Co..................       472,550
   7,800   State Street Corp.......................       407,550
                                                     ------------
                                                        2,056,559
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.6%)
  14,100   Equifax, Inc............................       340,515
   6,900   McGraw-Hill Companies, Inc. (The).......       420,762
  10,900   Moody's Corp............................       434,474
                                                     ------------
                                                        1,195,751
                                                     ------------
           FOOD DISTRIBUTORS (0.5%)
  18,400   Supervalu, Inc..........................       407,008
  22,400   SYSCO Corp..............................       587,328
                                                     ------------
                                                          994,336
                                                     ------------
           FOOD RETAIL (0.7%)
  10,500   Albertson's, Inc........................       330,645
  18,900   Kroger Co.*.............................       394,443
   9,600   Safeway Inc.*...........................       400,800
  19,000   Winn-Dixie Stores, Inc..................       270,750
                                                     ------------
                                                        1,396,638
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.2%)
  10,300   Campbell Soup Co........................       307,661
   9,500   General Mills, Inc......................       494,095
   9,300   Heinz (H.J.) Co.........................       382,416
  12,400   Kellogg Co..............................       373,240
  17,000   Sara Lee Corp...........................       377,910
   6,500   Unilever N.V. (Netherlands).............       374,465
                                                     ------------
                                                        2,309,787
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MEAT/FISH/ DAIRY (0.2%)
  18,700   ConAgra Foods Inc.......................  $    444,499
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.5%)
   6,900   Hershey Foods Corp......................       467,130
   9,000   Wrigley (Wm.) Jr. Co....................       462,330
                                                     ------------
                                                          929,460
                                                     ------------
           FOREST PRODUCTS (0.3%)
  24,800   Louisiana-Pacific Corp..................       209,312
   6,200   Weyerhaeuser Co.........................       335,296
                                                     ------------
                                                          544,608
                                                     ------------
           GAS DISTRIBUTORS (1.2%)
   6,000   Dynegy, Inc. (Class A)..................       153,000
   8,000   KeySpan Corp............................       277,200
   5,000   Kinder Morgan, Inc......................       278,450
   9,800   Nicor Inc...............................       408,072
  14,000   NiSource Inc............................       322,840
  10,900   Peoples Energy Corp.....................       413,437
  17,400   Sempra Energy...........................       427,170
                                                     ------------
                                                        2,280,169
                                                     ------------
           HOME BUILDING (1.1%)
  13,700   Centex Corp.............................       782,133
  17,000   KB HOME.................................       681,700
  15,000   Pulte Homes, Inc........................       670,050
                                                     ------------
                                                        2,133,883
                                                     ------------
           HOME FURNISHINGS (0.6%)
  17,200   Leggett & Platt, Inc....................       395,600
  12,500   Newell Rubbermaid, Inc..................       344,625
  20,500   Tupperware Corp.........................       394,625
                                                     ------------
                                                        1,134,850
                                                     ------------
           HOME IMPROVEMENT CHAINS (0.5%)
   6,300   Home Depot, Inc. (The)..................       321,363
  13,600   Lowe's Companies, Inc...................       631,176
                                                     ------------
                                                          952,539
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           HOSPITAL/NURSING MANAGEMENT (1.0%)
  11,100   HCA Inc.................................  $    427,794
  14,000   Health Management Associates, Inc.
            (Class A)*.............................       257,600
  22,000   Manor Care, Inc.*.......................       521,620
  12,000   Tenet Healthcare Corp.*.................       704,640
                                                     ------------
                                                        1,911,654
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.8%)
  14,400   Carnival Corp...........................       404,352
  39,600   Hilton Hotels Corp......................       432,432
  10,500   Marriott International, Inc. (Class
            A).....................................       426,825
   8,000   Starwood Hotels & Resorts Worldwide,
            Inc....................................       238,800
                                                     ------------
                                                        1,502,409
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
  13,000   Alberto-Culver Co. (Class B)............       581,620
  11,900   Avon Products, Inc......................       553,350
   9,100   Clorox Co...............................       359,905
   6,700   Colgate-Palmolive Co....................       386,925
   9,100   Gillette Co.............................       303,940
   9,300   International Flavors & Fragrances,
            Inc....................................       276,303
   6,300   Kimberly-Clark Corp.....................       376,740
   5,400   Procter & Gamble Co. (The)..............       427,302
                                                     ------------
                                                        3,266,085
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.6%)
   8,100   General Electric Co.....................       324,648
   8,300   Honeywell International, Inc............       280,706
   6,000   Ingersoll-Rand Co.......................       250,860
  10,100   ITT Industries, Inc.....................       510,050
   4,300   Minnesota Mining & Manufacturing Co.....       508,303
   5,200   Textron, Inc............................       215,592

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  11,000   Tyco International Ltd. (Bermuda).......  $    647,900
   6,200   United Technologies Corp................       400,706
                                                     ------------
                                                        3,138,765
                                                     ------------
           INDUSTRIAL MACHINERY (0.7%)
   5,000   Illinois Tool Works Inc.................       338,600
  40,900   McDermott International, Inc.*..........       501,843
   9,100   Parker-Hannifin Corp....................       417,781
                                                     ------------
                                                        1,258,224
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.8%)
  10,300   Ecolab, Inc.............................       414,575
   6,900   Millipore Corp..........................       418,830
   6,200   PPG Industries, Inc.....................       320,664
  16,500   Sherwin-Williams Co.....................       453,750
                                                     ------------
                                                        1,607,819
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
  18,000   Citrix Systems, Inc.*...................       407,880
   8,000   Computer Sciences Corp.*................       391,840
   7,000   Electronic Data Systems Corp............       479,850
  14,000   PeopleSoft, Inc.*.......................       562,800
  10,000   Sapient Corp.*..........................        77,200
  27,000   Unisys Corp.*...........................       338,580
                                                     ------------
                                                        2,258,150
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  10,500   AON Corp................................       372,960
   3,800   Marsh & McLennan Companies, Inc.........       408,310
                                                     ------------
                                                          781,270
                                                     ------------
           INTEGRATED OIL (1.3%)
   6,200   Amerada Hess Corp.......................       387,500
  14,200   Conoco Inc..............................       401,860
  10,200   Exxon Mobil Corp........................       400,860
  17,000   Phillips Petroleum Co...................     1,024,420

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................  $    294,120
                                                     ------------
                                                        2,508,760
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.3%)
  14,000   Siebel Systems, Inc.*...................       391,720
  10,000   Yahoo! Inc.*............................       177,400
                                                     ------------
                                                          569,120
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.0%)
   8,820   Bear Stearns Companies, Inc. (The)......       517,205
   8,200   Lehman Brothers Holdings, Inc...........       547,760
   7,400   Merrill Lynch & Co., Inc................       385,688
   4,600   Morgan Stanley Dean Witter & Co.........       257,324
  17,000   Schwab (Charles) Corp...................       262,990
                                                     ------------
                                                        1,970,967
                                                     ------------
           INVESTMENT MANAGERS (0.5%)
  10,500   Franklin Resources, Inc.................       370,335
   8,800   Price (T.) Rowe Group, Inc..............       305,624
   9,400   Stilwell Financial, Inc.................       255,868
                                                     ------------
                                                          931,827
                                                     ------------
           LIFE/HEALTH INSURANCE (1.3%)
  15,000   AFLAC, Inc..............................       368,400
   7,650   Jefferson-Pilot Corp....................       353,966
   9,800   Lincoln National Corp...................       475,986
   8,000   MetLife, Inc............................       253,440
  12,800   Torchmark Corp..........................       503,424
  21,100   UnumProvident Corp......................       559,361
                                                     ------------
                                                        2,514,577
                                                     ------------
           MAJOR BANKS (3.4%)
   6,400   Bank of America Corp....................       402,880
  10,000   Bank of New York Co., Inc...............       408,000
  10,600   Bank One Corp...........................       413,930

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  11,500   BB&T Corp...............................  $    415,265
   7,000   Comerica, Inc...........................       401,100
  17,000   FleetBoston Financial Corp..............       620,500
  18,260   Huntington Bancshares, Inc..............       313,889
  16,000   KeyCorp.................................       389,440
   9,600   Mellon Financial Corp...................       361,152
  15,400   National City Corp......................       450,296
   7,200   PNC Financial Services Group, Inc.......       404,640
  24,200   SouthTrust Corp.........................       597,014
   5,600   SunTrust Banks, Inc.....................       351,120
  19,500   Wachovia Corp...........................       611,520
   9,900   Wells Fargo & Co........................       430,155
                                                     ------------
                                                        6,570,901
                                                     ------------
           MAJOR TELECOMMUNICATIONS (1.2%)
   4,900   ALLTEL Corp.............................       302,477
  13,005   AT&T Corp...............................       235,911
   8,000   BellSouth Corp..........................       305,200
   8,300   SBC Communications, Inc.................       325,111
  13,000   Sprint Corp. (FON Group)................       261,040
  12,566   Verizon Communications Inc..............       596,382
  22,000   WorldCom, Inc. - WorldCom Group*........       309,760
                                                     ------------
                                                        2,335,881
                                                     ------------
           MANAGED HEALTH CARE (1.4%)
  11,000   Aetna Inc...............................       362,890
   4,500   CIGNA Corp..............................       416,925
  43,100   Humana, Inc.*...........................       508,149
  10,400   UnitedHealth Group Inc..................       736,008
   5,400   Wellpoint Health Networks, Inc.*........       630,990
                                                     ------------
                                                        2,654,962
                                                     ------------
           MEDIA CONGLOMERATES (0.5%)
  11,150   AOL Time Warner Inc.*...................       357,915
  13,000   Disney (Walt) Co. (The).................       269,360

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,295   Viacom, Inc. (Class B) (Non-Voting)*....  $    277,924
                                                     ------------
                                                          905,199
                                                     ------------
           MEDICAL DISTRIBUTORS (0.8%)
   5,000   Amerisource Bergen Corp.................       317,750
   9,000   Cardinal Health, Inc....................       581,940
  15,100   McKesson HBOC, Inc......................       564,740
                                                     ------------
                                                        1,464,430
                                                     ------------
           MEDICAL SPECIALTIES (2.9%)
  12,400   Applera Corp. - Applied Biosystems
            Group..................................       486,948
   7,400   Bard (C.R.), Inc........................       477,300
   8,000   Bausch & Lomb, Inc......................       301,280
  11,600   Baxter International, Inc...............       622,108
  12,700   Becton, Dickinson & Co..................       421,005
  19,500   Biomet, Inc.............................       602,550
  17,000   Boston Scientific Corp.*................       410,040
   9,000   Guidant Corp.*..........................       448,200
   7,100   Medtronic, Inc..........................       363,591
  17,300   Pall Corp...............................       416,238
   9,000   St. Jude Medical, Inc.*.................       698,850
   5,000   Stryker Corp............................       291,850
     580   Zimmer Holdings, Inc.*..................        17,713
                                                     ------------
                                                        5,557,673
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.5%)
  12,000   Convergys Corp.*........................       449,880
  12,000   Sabre Holdings Corp.*...................       508,200
                                                     ------------
                                                          958,080
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.6%)
  17,600   Crane Co................................       451,264
   7,000   Danaher Corp............................       422,170
   9,200   Dover Corp..............................       341,044
                                                     ------------
                                                        1,214,478
                                                     ------------
           MOTOR VEHICLES (0.5%)
  15,500   Ford Motor Co...........................       243,660

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,600   General Motors Corp.....................  $    272,160
   7,400   Harley-Davidson, Inc....................       401,894
                                                     ------------
                                                          917,714
                                                     ------------
           MULTI-LINE INSURANCE (1.2%)
  11,387   American International Group, Inc.......       904,128
   7,500   Hartford Financial Services Group, Inc.
            (The)..................................       471,225
  10,000   Loews Corp..............................       553,800
  13,600   Safeco Corp.............................       423,640
                                                     ------------
                                                        2,352,793
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.3%)
   6,100   Avery Dennison Corp.....................       344,833
   7,100   Pitney Bowes, Inc.......................       267,031
                                                     ------------
                                                          611,864
                                                     ------------
           OIL & GAS PIPELINES (0.4%)
  14,000   El Paso Corp............................       624,540
   9,000   Williams Companies, Inc. (The)..........       229,680
                                                     ------------
                                                          854,220
                                                     ------------
           OIL & GAS PRODUCTION (1.6%)
   6,500   Anardarko Petroleum Corp................       369,525
   8,030   Apache Corp.............................       400,536
  10,100   Burlington Resources, Inc...............       379,154
   8,500   Devon Energy Corp.......................       328,525
   8,000   EOG Resources, Inc......................       312,880
   7,100   Kerr-McGee Corp.........................       389,080
  17,800   Occidental Petroleum Corp...............       472,234
  11,000   Unocal Corp.............................       396,770
                                                     ------------
                                                        3,048,704
                                                     ------------
           OIL REFINING/ MARKETING (0.7%)
   9,700   Ashland, Inc............................       446,976
  12,900   Marathon Oil Corp.......................       387,000
  13,400   Sunoco, Inc.............................       500,356
                                                     ------------
                                                        1,334,332
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OILFIELD SERVICES/ EQUIPMENT (0.5%)
  14,600   Baker Hughes Inc........................  $    532,462
  16,000   Halliburton Co..........................       209,600
   5,100   Schlumberger, Ltd.......................       280,245
                                                     ------------
                                                        1,022,307
                                                     ------------
           OTHER CONSUMER SERVICES (0.6%)
  17,000   Block (H.&R.), Inc......................       759,900
  21,000   Cendant Corp.*..........................       411,810
                                                     ------------
                                                        1,171,710
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.2%)
  12,000   Fortune Brands, Inc.....................       475,080
                                                     ------------
           OTHER METALS/ MINERALS (0.3%)
  18,200   Inco Ltd. (Canada)*.....................       308,308
   7,400   Phelps Dodge Corp.......................       239,760
                                                     ------------
                                                          548,068
                                                     ------------
           PACKAGED SOFTWARE (1.8%)
   8,700   Adobe Systems, Inc......................       270,135
  12,000   Autodesk, Inc...........................       447,240
  18,000   BMC Software, Inc.*.....................       294,660
  11,500   Computer Associates International,
            Inc....................................       396,635
  27,200   Compuware Corp.*........................       320,688
   6,000   Intuit Inc.*............................       256,560
   8,000   Mercury Interactive Corp.*..............       271,840
   5,000   Microsoft Corp.*........................       331,350
  13,000   Novell, Inc.*...........................        59,670
  16,000   Oracle Corp.*...........................       220,960
  36,000   Parametric Technology Corp.*............       281,160
   6,500   VERITAS Software Corp.*.................       291,330
                                                     ------------
                                                        3,442,228
                                                     ------------
           PERSONNEL SERVICES (0.2%)
  10,000   Robert Half International, Inc.*........       267,000
   5,000   TMP Worldwide, Inc.*....................       214,500
                                                     ------------
                                                          481,500
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.1%)
   8,600   Watson Pharmaceuticals, Inc.*...........  $    269,954
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.0%)
   9,000   Abbott Laboratories.....................       501,750
   7,000   American Home Products Corp.............       429,520
   5,800   Bristol-Myers Squibb Co.................       295,800
  12,000   Johnson & Johnson.......................       709,200
   4,900   Lilly (Eli) & Co........................       384,846
   4,900   Merck & Co., Inc........................       288,120
  15,000   Pfizer, Inc.............................       597,750
   7,792   Pharmacia Corp..........................       332,329
   8,600   Schering-Plough Corp....................       307,966
                                                     ------------
                                                        3,847,281
                                                     ------------
           PHARMACEUTICALS: OTHER (0.6%)
   7,400   Allergan, Inc...........................       555,370
   4,000   Forest Laboratories, Inc.*..............       327,800
   6,000   King Pharmaceuticals, Inc.*.............       252,780
                                                     ------------
                                                        1,135,950
                                                     ------------
           PRECIOUS METALS (0.9%)
  44,552   Barrick Gold Corp. (Canada).............       710,604
  28,800   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................       385,632
  17,400   Newmont Mining Corp.....................       332,514
  35,800   Placer Dome Inc. (Canada)...............       390,578
                                                     ------------
                                                        1,819,328
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.2%)
  13,800   Allstate Corp. (The)....................       465,060
   6,300   Chubb Corp. (The).......................       434,700
   9,900   Cincinnati Financial Corp...............       377,685
   4,300   Progressive Corp. (The).................       641,990
  10,800   St. Paul Companies, Inc.................       474,876
                                                     ------------
                                                        2,394,311
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PUBLISHING: BOOKS/ MAGAZINES (0.2%)
  11,300   Meredith Corp...........................  $    402,845
                                                     ------------
           PUBLISHING: NEWSPAPERS (0.9%)
   5,700   Dow Jones & Co., Inc....................       311,961
   4,800   Gannett Co., Inc........................       322,704
   6,100   Knight-Ridder, Inc......................       396,073
   8,900   New York Times Co. (The) (Class A)......       384,925
   8,000   Tribune Co..............................       299,440
                                                     ------------
                                                        1,715,103
                                                     ------------
           PULP & PAPER (1.3%)
  10,000   Boise Cascade Corp......................       340,100
  13,522   Georgia-Pacific Group...................       373,343
  12,821   International Paper Co..................       517,327
  11,000   Mead Corp...............................       339,790
  13,300   Westvaco Corp...........................       378,385
   9,200   Willamette Industries, Inc..............       479,504
                                                     ------------
                                                        2,428,449
                                                     ------------
           RAILROADS (0.8%)
  13,500   Burlington Northern Santa Fe Corp.......       385,155
  12,400   CSX Corp................................       434,620
  20,000   Norfolk Southern Corp...................       366,600
   7,800   Union Pacific Corp......................       444,600
                                                     ------------
                                                        1,630,975
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.3%)
  10,000   Equity Office Properties Trust..........       300,800
   8,000   Equity Residential Properties Trust.....       229,680
                                                     ------------
                                                          530,480
                                                     ------------
           RECREATIONAL PRODUCTS (0.9%)
  15,600   Brunswick Corp..........................       339,456
   7,000   Eastman Kodak Co........................       206,010
  26,000   Hasbro, Inc.............................       421,980

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,000   International Game Technology*..........  $    273,200
  28,400   Mattel, Inc.............................       488,480
                                                     ------------
                                                        1,729,126
                                                     ------------
           REGIONAL BANKS (1.8%)
  19,600   AmSouth Bancorporation..................       370,440
  10,000   Fifth Third Bancorp.....................       615,800
   6,100   Northern Trust Corp.....................       367,342
  13,600   Regions Financial Corp..................       408,544
  17,800   Synovus Financial Corp..................       445,890
  28,000   U.S. Bancorp............................       586,040
  10,000   Union Planters Corp.....................       451,300
   5,400   Zions Bancorporation....................       283,932
                                                     ------------
                                                        3,529,288
                                                     ------------
           RESTAURANTS (1.2%)
  19,600   Darden Restaurants, Inc.................       693,840
   9,100   McDonald's Corp.........................       240,877
  17,000   Starbucks Corp.*........................       323,850
  11,000   Tricon Global Restaurants, Inc.*........       541,200
  16,100   Wendy's International, Inc..............       469,637
                                                     ------------
                                                        2,269,404
                                                     ------------
           SAVINGS BANKS (0.7%)
   9,450   Charter One Financial, Inc..............       256,568
   7,000   Golden West Financial Corp..............       411,950
  18,150   Washington Mutual, Inc..................       593,505
                                                     ------------
                                                        1,262,023
                                                     ------------
           SEMICONDUCTORS (2.0%)
  16,000   Advanced Micro Devices, Inc.*...........       253,760
   9,000   Altera Corp.*...........................       190,980
   4,600   Analog Devices, Inc.*...................       204,194
  17,000   Applied Micro Circuits Corp.*...........       192,440
   5,000   Broadcom Corp. (Class A)*...............       204,900
  14,000   Conexant Systems, Inc.*.................       201,040
  10,000   Intel Corp..............................       314,500
   6,000   Linear Technology Corp..................       234,240
  14,000   LSI Logic Corp.*........................       220,920

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   6,000   Maxim Integrated Products, Inc.*........  $    315,060
   4,600   Micron Technology, Inc.*................       142,600
  10,000   National Semiconductor Corp.*...........       307,900
   9,000   PMC - Sierra, Inc.*.....................       191,340
   9,000   Texas Instruments, Inc..................       252,000
  17,000   Vitesse Semiconductor Corp.*............       211,820
   8,000   Xilinx, Inc.*...........................       312,400
                                                     ------------
                                                        3,750,094
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.7%)
  40,000   Healthsouth Corp.*......................       592,800
  16,600   IMS Health Inc..........................       323,866
  21,400   Quintiles Transnational Corp.*..........       344,112
                                                     ------------
                                                        1,260,778
                                                     ------------
           SPECIALTY INSURANCE (0.7%)
   5,000   Ambac Financial Group, Inc..............       289,300
  10,200   MBIA, Inc...............................       547,026
   7,100   MGIC Investment Corp....................       438,212
                                                     ------------
                                                        1,274,538
                                                     ------------
           SPECIALTY STORES (1.7%)
  12,000   AutoZone, Inc.*.........................       861,600
  20,000   Bed Bath & Beyond Inc.*.................       678,000
  40,000   Office Depot, Inc.*.....................       741,600
  20,600   Staples, Inc.*..........................       385,220
   6,000   Tiffany & Co............................       188,820
  23,300   Toys 'R' Us, Inc.*......................       483,242
                                                     ------------
                                                        3,338,482
                                                     ------------
           SPECIALTY TELECOMMUNICATIONS (0.3%)
   9,800   CenturyTel, Inc.........................       321,440
  20,000   Citizens Communications Co.*............       213,200
   8,300   Qwest Communications International,
            Inc....................................       117,279
                                                     ------------
                                                          651,919
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           STEEL (0.7%)
  16,600   Allegheny Technologies Inc..............  $    278,050
   7,900   Nucor Corp..............................       418,384
  15,000   USX-U.S. Steel Group Inc................       271,650
  26,400   Worthington Industries, Inc.............       374,880
                                                     ------------
                                                        1,342,964
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.2%)
  38,000   ADC Telecommunications, Inc.*...........       174,800
  15,000   Andrew Corp.*...........................       328,350
   2,500   CIENA Corp.*............................        35,775
  10,000   Comverse Technology, Inc.*..............       223,700
  25,000   Corning Inc.............................       223,000
  15,600   Lucent Technologies Inc.................        98,124
  17,000   Motorola, Inc...........................       255,340
   6,000   Nortel Networks Corp. (Canada)..........        45,000
   5,000   QUALCOMM Inc.*..........................       252,500
  15,000   Scientific-Atlanta, Inc.................       359,100
  22,000   Tellabs, Inc.*..........................       330,660
                                                     ------------
                                                        2,326,349
                                                     ------------
           TOBACCO (0.7%)
  12,000   Philip Morris Companies, Inc............       550,200
  20,200   UST, Inc................................       707,000
                                                     ------------
                                                        1,257,200
                                                     ------------
           TOOLS/HARDWARE (0.7%)
   8,700   Black & Decker Corp.....................       328,251
  11,900   Snap-On, Inc............................       400,554
  12,600   Stanley Works (The).....................       586,782
                                                     ------------
                                                        1,315,587
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.1%)
   7,700   Caterpillar, Inc........................       402,325
   9,300   Cummins Inc.............................       358,422
  10,100   Deere & Co..............................       440,966

                       SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,600   Navistar International Corp.*...........  $    339,700
   8,000   PACCAR, Inc.............................       524,960
                                                     ------------
                                                        2,066,373
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.5%)
  13,100   Genuine Parts Co........................       480,770
   9,000   Grainger (W.W.), Inc....................       432,000
                                                     ------------
                                                          912,770
                                                     ------------
           WIRELESS COMMUNICATIONS (0.3%)
  12,000   AT&T Wireless Services Inc.*............       172,440
  15,000   Nextel Communications, Inc. (Class
            A)*....................................       164,400
  12,000   Sprint Corp. (PCS Group)*...............       292,920
                                                     ------------
                                                          629,760
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $149,087,811)....................   190,099,145
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (1.8%)
           REPURCHASE AGREEMENT
 $ 3,537   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $3,537,341) (a)
            (COST $3,537,000)......................  $  3,537,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $152,624,811) (b)................   100.4%  193,636,145
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.4)     (769,702)
                                            ------  ------------
  NET ASSETS..............................   100.0% $192,866,443
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $55,064,622 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $14,053,288, RESULTING IN NET UNREALIZED APPRECIATION OF $41,011,334.

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (98.3%)
           AEROSPACE & DEFENSE (3.1%)
   4,800   Alliant Techsystems, Inc.*..............  $    370,560
  20,820   General Dynamics Corp...................     1,658,105
  17,600   Raytheon Co.............................       571,472
                                                     ------------
                                                        2,600,137
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  13,050   Limited, Inc. (The).....................       192,096
   4,300   TJX Companies, Inc. (The)...............       171,398
                                                     ------------
                                                          363,494
                                                     ------------
           BEVERAGES: ALCOHOLIC (1.9%)
  36,529   Anheuser-Busch Companies, Inc...........     1,651,476
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.5%)
   8,226   Coca-Cola Co............................       387,856
                                                     ------------
           BIOTECHNOLOGY (2.9%)
  15,143   Amgen, Inc.*............................       854,671
   5,300   Celgene Corp.*..........................       169,176
   6,550   Gilead Sciences, Inc.*..................       430,466
   8,225   IDEC Pharmaceuticals Corp.*.............       566,949
   3,813   Invitrogen Corp.*.......................       236,139
   5,000   MedImmune, Inc.*........................       231,750
                                                     ------------
                                                        2,489,151
                                                     ------------
           CABLE/SATELLITE TV (1.4%)
  82,939   Liberty Media Corp. (Class A)*..........     1,161,146
                                                     ------------
           COMPUTER COMMUNICATIONS (2.4%)
   5,618   Brocade Communications Systems, Inc.*...       186,068
 100,300   Cisco Systems, Inc.*....................     1,816,433
                                                     ------------
                                                        2,002,501
                                                     ------------
           COMPUTER PERIPHERALS (0.3%)
  21,213   EMC Corp.*..............................       285,103
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER PROCESSING HARDWARE (4.1%)
  38,627   Dell Computer Corp.*....................  $  1,049,882
  15,982   International Business Machines Corp....     1,933,183
  41,544   Sun Microsystems, Inc.*.................       512,653
                                                     ------------
                                                        3,495,718
                                                     ------------
           DATA PROCESSING SERVICES (1.8%)
   2,500   Affiliated Computer Services, Inc.
            (Class A)*.............................       265,325
  20,752   Concord EFS, Inc.*......................       680,251
   7,876   First Data Corp.........................       617,872
                                                     ------------
                                                        1,563,448
                                                     ------------
           DISCOUNT STORES (3.5%)
  10,680   BJ's Wholesale Club, Inc.*..............       470,988
  15,694   Costco Wholesale Corp.*.................       696,500
   7,821   Dollar Tree Stores, Inc.*...............       241,747
  27,220   Wal-Mart Stores, Inc....................     1,566,511
                                                     ------------
                                                        2,975,746
                                                     ------------
           DRUGSTORE CHAINS (0.3%)
   7,100   Walgreen Co.............................       238,986
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
   7,803   Applied Materials, Inc.*................       312,900
                                                     ------------
           FINANCE/RENTAL/ LEASING (4.5%)
   7,718   Capital One Financial Corp..............       416,386
  51,463   Freddie Mac.............................     3,365,680
                                                     ------------
                                                        3,782,066
                                                     ------------
           FINANCIAL CONGLOMERATES (3.1%)
  51,790   Citigroup, Inc..........................     2,614,359
                                                     ------------
           FOOD RETAIL (0.7%)
  14,693   Safeway Inc.*...........................       613,433
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (3.7%)
  38,643   Kraft Foods, Inc. (Class A).............  $  1,315,021
  37,020   PepsiCo, Inc............................     1,802,504
                                                     ------------
                                                        3,117,525
                                                     ------------
           HOME IMPROVEMENT CHAINS (2.9%)
  48,512   Home Depot, Inc. (The)..................     2,474,597
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.2%)
  25,825   HCA Inc.................................       995,295
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.3%)
   9,835   Colgate-Palmolive Co....................       567,971
   6,894   Procter & Gamble Co. (The)..............       545,522
                                                     ------------
                                                        1,113,493
                                                     ------------
           INDUSTRIAL CONGLOMERATES (12.4%)
  99,646   General Electric Co.....................     3,993,812
 109,518   Tyco International Ltd. (Bermuda).......     6,450,610
                                                     ------------
                                                       10,444,422
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.6%)
  12,000   PeopleSoft, Inc.*.......................       482,400
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.1%)
   1,700   VeriSign, Inc.*.........................        64,668
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.0%)
   9,150   Goldman Sachs Group, Inc. (The).........       848,663
                                                     ------------
           MAJOR BANKS (0.4%)
   8,400   Bank of New York Co., Inc...............       342,720
                                                     ------------
           MAJOR TELECOMMUNICATIONS (2.2%)
  23,069   SBC Communications, Inc.................       903,613
  14,142   Verizon Communications Inc..............       671,179

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  17,440   WorldCom, Inc.- WorldCom Group*.........  $    245,555
                                                     ------------
                                                        1,820,347
                                                     ------------
           MEDIA CONGLOMERATES (2.4%)
  47,721   AOL Time Warner, Inc.*..................     1,531,844
  11,700   Viacom, Inc. (Class B) (Non-Voting)*....       516,555
                                                     ------------
                                                        2,048,399
                                                     ------------
           MEDICAL DISTRIBUTORS (0.7%)
   6,000   Amerisource Bergen Corp.................       381,300
   3,584   Cardinal Health, Inc....................       231,741
                                                     ------------
                                                          613,041
                                                     ------------
           MEDICAL SPECIALTIES (1.8%)
   3,397   Applera Corp. - Applied Biosystems
            Group..................................       133,400
   7,600   Baxter International, Inc...............       407,588
  18,477   Medtronic, Inc..........................       946,207
                                                     ------------
                                                        1,487,195
                                                     ------------
           MULTI-LINE INSURANCE (2.2%)
  22,901   American International Group, Inc.......     1,818,339
                                                     ------------
           OIL & GAS PRODUCTION (0.4%)
   6,325   Anadarko Petroleum Corp.................       359,576
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  13,471   Baker Hughes Inc........................       491,287
                                                     ------------
           OTHER CONSUMER SERVICES (0.2%)
   5,000   Weight Watchers International, Inc.*....       169,100
                                                     ------------
           PACKAGED SOFTWARE (6.5%)
  15,734   Intuit, Inc.*...........................       672,786
  54,139   Microsoft Corp.*........................     3,587,792
  60,775   Oracle Corp.*...........................       839,303
   9,094   Veritas Software Corp.*.................       407,593
                                                     ------------
                                                        5,507,474
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (13.7%)
  11,545   Abbott Laboratories.....................  $    643,634
  30,870   American Home Products Corp.............     1,894,183
  15,986   Bristol-Myers Squibb Co.................       815,286
  26,012   Johnson & Johnson.......................     1,537,309
   5,669   Lilly (Eli) & Co........................       445,243
  23,086   Merck & Co., Inc........................     1,357,457
 102,636   Pfizer, Inc.............................     4,090,045
  14,835   Pharmacia Corp..........................       632,713
   5,293   Schering-Plough Corp....................       189,542
                                                     ------------
                                                       11,605,412
                                                     ------------
           RECREATIONAL PRODUCTS (0.4%)
   5,251   International Game Technology*..........       358,643
                                                     ------------
           REGIONAL BANKS (1.0%)
  14,050   Fifth Third Bancorp.....................       865,199
                                                     ------------
           SEMICONDUCTORS (5.9%)
  13,395   Altera Corp.*...........................       284,242
   8,150   Analog Devices, Inc.*...................       361,779
  99,849   Intel Corp..............................     3,140,251
  35,025   Texas Instruments, Inc..................       980,700
   6,100   Xilinx, Inc.*...........................       238,205
                                                     ------------
                                                        5,005,177
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (2.4%)
  18,201   Laboratory Corp. of America Holdings*...     1,471,551
   7,600   Quest Diagnostics Inc.*.................       544,996
                                                     ------------
                                                        2,016,547
                                                     ------------
           SPECIALTY STORES (0.3%)
   6,951   Tiffany & Co............................       218,748
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.9%)
  14,300   Motorola, Inc...........................       214,786
  11,300   QUALCOMM, Inc.*.........................       570,650
                                                     ------------
                                                          785,436
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           TOBACCO (0.9%)
  16,569   Philip Morris Companies, Inc............  $    759,689
                                                     ------------
           WIRELESS COMMUNICATIONS (0.9%)
  14,700   AT&T Wireless Services, Inc.*...........       211,239
  21,638   Sprint Corp. (PCS Group)*...............       528,184
                                                     ------------
                                                          739,423
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $84,218,006).....................    83,090,335
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (1.9%)
           REPURCHASE AGREEMENT
 $ 1,583   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $1,583,153) (a)
            (COST $1,583,000)......................     1,583,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $85,801,006) (b).................   100.2%   84,673,335
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.2)     (193,787)
                                            ------  ------------
  NET ASSETS..............................   100.0% $ 84,479,548
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,758,645 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,886,316, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,127,671.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (98.0%)
           ADVERTISING/MARKETING SERVICES (0.1%)
   5,700   Omnicom Group, Inc......................  $    509,295
                                                     ------------
           AEROSPACE & DEFENSE (3.0%)
  26,500   Alliant Techsystems, Inc.*..............     2,045,800
  32,000   EDO Corp................................       846,400
  18,600   L-3 Communications Holdings, Inc.*......     1,674,000
 100,300   Lockheed Martin Corp....................     4,681,001
   9,600   Northrop Grumman Corp...................       967,776
 102,000   Raytheon Co.............................     3,311,940
  50,900   Titan Corp. (The)*......................     1,269,955
                                                     ------------
                                                       14,796,872
                                                     ------------
           AIR FREIGHT/COURIERS (0.5%)
  50,500   FedEx Corp.*............................     2,619,940
                                                     ------------
           ALUMINUM (0.3%)
  41,800   Alcoa, Inc..............................     1,485,990
                                                     ------------
           APPAREL/FOOTWEAR (0.2%)
  13,700   Nike, Inc. (Class B)....................       770,488
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (1.1%)
  24,400   Chico's Fas, Inc.*......................       968,680
 124,030   Industria de Diseno Textil, S.A.
            (Spain)*...............................     2,365,238
  51,800   TJX Companies, Inc. (The)...............     2,064,748
                                                     ------------
                                                        5,398,666
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.6%)
  69,300   Anheuser-Busch Companies, Inc...........     3,133,053
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (0.3%)
  69,700   Coca-Cola Enterprises Inc...............     1,320,118
                                                     ------------
           BIOTECHNOLOGY (6.6%)
  41,700   Amgen Inc.*.............................     2,353,548
  20,200   Aviron*.................................     1,004,546
  58,700   Cephalon, Inc.*.........................     4,436,839
  44,400   Genentech, Inc.*........................     2,408,700

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  54,700   Genzyme Corp. (General Division)*.......  $  3,274,342
  36,200   Gilead Sciences, Inc.*..................     2,379,064
  91,600   IDEC Pharmaceuticals Corp.*.............     6,313,988
  19,400   InterMune Inc.*.........................       955,644
  60,500   MedImmune, Inc.*........................     2,804,175
  38,400   Myriad Genetics, Inc.*..................     2,021,376
  53,500   Neurocrine Biosciences, Inc.*...........     2,745,085
  53,600   NPS Pharmaceuticals, Inc.*..............     2,052,880
                                                     ------------
                                                       32,750,187
                                                     ------------
           BROADCASTING (1.1%)
  35,200   Clear Channel Communications, Inc.*.....     1,792,032
  26,400   Univision Communications, Inc. (Class
            A)*....................................     1,068,144
  93,800   USA Networks, Inc.*.....................     2,561,678
                                                     ------------
                                                        5,421,854
                                                     ------------
           CABLE/SATELLITE TV (1.0%)
  62,100   Comcast Corp. (Class A Special)*........     2,235,600
  70,200   Cox Communications, Inc. (Class A)*.....     2,942,082
                                                     ------------
                                                        5,177,682
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
  26,800   Dow Chemical Co. (The)..................       905,304
                                                     ------------
           CHEMICALS: SPECIALTY (0.5%)
  57,800   Georgia Gulf Corp.......................     1,069,300
  77,400   Olin Corp...............................     1,249,236
                                                     ------------
                                                        2,318,536
                                                     ------------
           COMPUTER COMMUNICATIONS (2.2%)
  72,500   Brocade Communications Systems, Inc.*...     2,401,200
 306,400   Cisco Systems, Inc.*....................     5,548,904
  63,500   Emulex Corp.*...........................     2,508,885
  18,300   McDATA Corp. (Class A)*.................       448,350
                                                     ------------
                                                       10,907,339
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMPUTER PERIPHERALS (1.0%)
  33,000   Advanced Digital Information Corp.*.....  $    529,320
  72,700   ATI Technologies Inc. (Canada)*.........       923,290
  53,100   EMC Corp.*..............................       713,664
  31,400   QLogic Corp.*...........................     1,397,614
  68,300   Storage Technology Corp.*...............     1,411,761
                                                     ------------
                                                        4,975,649
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.7%)
 105,400   Compaq Computer Corp....................     1,028,704
 176,500   Dell Computer Corp.*....................     4,797,270
  84,100   International Business Machines Corp....    10,172,736
 188,900   Sun Microsystems, Inc.*.................     2,331,026
                                                     ------------
                                                       18,329,736
                                                     ------------
           CONTAINERS/PACKAGING (0.2%)
  66,900   Pactiv Corp.*...........................     1,187,475
                                                     ------------
           CONTRACT DRILLING (0.8%)
  93,800   ENSCO International Inc.................     2,330,930
  56,300   GlobalSantaFe Corp......................     1,605,676
                                                     ------------
                                                        3,936,606
                                                     ------------
           DATA PROCESSING SERVICES (2.3%)
  43,300   BISYS Group, Inc. (The)*................     2,770,767
  31,600   Concord EFS, Inc.*......................     1,035,848
  76,300   First Data Corp.........................     5,985,735
  33,700   Fiserv, Inc.*...........................     1,426,184
                                                     ------------
                                                       11,218,534
                                                     ------------
           DISCOUNT STORES (3.2%)
  46,300   Costco Wholesale Corp.*.................     2,054,794
  72,100   Target Corp.............................     2,959,705
 186,500   Wal-Mart Stores, Inc....................    10,733,075
                                                     ------------
                                                       15,747,574
                                                     ------------
           ELECTRICAL PRODUCTS (0.2%)
  47,800   02Micro International Ltd. (Cayman
            Islands)...............................     1,149,590
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONIC COMPONENTS (0.2%)
  35,000   Flextronics International Ltd.
            (Singapore)*...........................  $    839,650
                                                     ------------
           ELECTRONIC DISTRIBUTORS (0.2%)
  25,300   Tech Data Corp.*........................     1,094,984
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
  16,900   Celestica, Inc.*........................       682,591
  13,200   KLA-Tencor Corp.*.......................       654,192
  22,400   Photronics, Inc.*.......................       702,240
                                                     ------------
                                                        2,039,023
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (1.1%)
  20,400   Best Buy Co., Inc.*.....................     1,519,392
 131,600   Circuit City Stores, Inc.-Circuit City
            Group..................................     3,415,020
  14,100   Electronics Boutique Holdings Corp......       563,154
                                                     ------------
                                                        5,497,566
                                                     ------------
           ENVIRONMENTAL SERVICES (0.2%)
  31,500   Waste Management, Inc...................     1,005,165
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.8%)
  33,300   Fannie Mae..............................     2,647,350
  52,100   Freddie Mac.............................     3,407,340
  32,700   USA Education Inc.......................     2,747,454
                                                     ------------
                                                        8,802,144
                                                     ------------
           FINANCIAL CONGLOMERATES (2.4%)
 175,400   Citigroup, Inc.**.......................     8,854,192
  42,800   Prudential Financial, Inc.*.............     1,420,532
  34,800   State Street Corp.......................     1,818,300
                                                     ------------
                                                       12,093,024
                                                     ------------
           FOOD RETAIL (0.2%)
  24,400   Whole Foods Market, Inc.................     1,062,864
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (1.5%)
  28,600   General Mills, Inc......................  $  1,487,486
  79,400   Kraft Foods Inc. (Class A)..............     2,701,982
  68,900   PepsiCo, Inc............................     3,354,741
                                                     ------------
                                                        7,544,209
                                                     ------------
           FOOD: MEAT/FISH/DAIRY (1.0%)
  36,700   Dean Foods Co.*.........................     2,502,940
  65,900   Dreyer's Grand Ice Cream, Inc...........     2,537,809
                                                     ------------
                                                        5,040,749
                                                     ------------
           HOME BUILDING (0.7%)
  34,300   D.R. Horton, Inc........................     1,113,378
  27,800   KB HOME.................................     1,114,780
  15,400   Ryland Group, Inc. (The)................     1,127,280
                                                     ------------
                                                        3,355,438
                                                     ------------
           HOME IMPROVEMENT CHAINS (1.6%)
  49,000   Home Depot, Inc. (The)..................     2,499,490
 115,200   Lowe's Companies, Inc...................     5,346,432
                                                     ------------
                                                        7,845,922
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (2.0%)
  72,300   HCA Inc.................................     2,786,442
 140,500   Health Management Associates, Inc.
            (Class A)*.............................     2,585,200
  73,200   Tenet Healthcare Corp.*.................     4,298,304
                                                     ------------
                                                        9,669,946
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.1%)
  62,900   Dial Corp. (The)........................     1,078,735
  57,400   International Flavors & Fragrances,
            Inc....................................     1,705,354
  31,000   Procter & Gamble Co. (The)..............     2,453,030
                                                     ------------
                                                        5,237,119
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.7%)
 145,600   General Electric Co.....................     5,835,648

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  23,200   Minnesota Mining & Manufacturing Co.....  $  2,742,472
                                                     ------------
                                                        8,578,120
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.2%)
  73,900   RPM, Inc................................     1,068,594
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (2.2%)
  77,500   Accenture Ltd. (Class A) (Bermuda)......     2,086,300
  24,900   Electronic Data Systems Corp............     1,706,895
  33,800   Manhattan Associates, Inc.*.............       985,270
 140,600   PeopleSoft, Inc.*.......................     5,652,120
  17,100   Tier Technologies, Inc. (Class B)*......       368,676
                                                     ------------
                                                       10,799,261
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.2%)
  26,600   Gallagher (Arthur J.) & Co..............       917,434
                                                     ------------
           INTERNET RETAIL (0.1%)
  41,900   Amazon.com, Inc.*.......................       453,358
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (1.5%)
  12,100   Business Objects S.A. (ADR) (France)*...       408,980
  86,000   F5 Networks, Inc.*......................     1,852,440
  67,100   Internet Security Systems, Inc.*........     2,151,226
  47,300   PEC Solutions, Inc......................     1,778,953
  58,700   Yahoo! Inc.*............................     1,041,338
                                                     ------------
                                                        7,232,937
                                                     ------------
           INVESTMENT BANKS/ BROKERS (2.0%)
  33,400   Goldman Sachs Group, Inc. (The).........     3,097,850
  52,300   Lehman Brothers Holdings, Inc...........     3,493,640
  65,700   Merrill Lynch & Co., Inc................     3,424,284
                                                     ------------
                                                       10,015,774
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INVESTMENT MANAGERS (0.6%)
  22,500   Affiliated Managers Group, Inc.*........  $  1,585,800
  38,000   Federated Investors, Inc. (Class B).....     1,211,440
                                                     ------------
                                                        2,797,240
                                                     ------------
           MAJOR BANKS (1.3%)
  99,700   Bank of America Corp....................     6,276,115
                                                     ------------
           MAJOR TELECOMMUNICATIONS (0.9%)
  63,300   SBC Communications, Inc.................     2,479,461
  43,100   Verizon Communications Inc..............     2,045,526
                                                     ------------
                                                        4,524,987
                                                     ------------
           MANAGED HEALTH CARE (0.1%)
  14,200   Anthem, Inc.*...........................       702,900
                                                     ------------
           MEDIA CONGLOMERATES (1.0%)
  67,500   AOL Time Warner Inc.*...................     2,166,750
  59,400   Viacom, Inc. (Class B) (Non-Voting)*....     2,622,510
                                                     ------------
                                                        4,789,260
                                                     ------------
           MEDICAL DISTRIBUTORS (0.4%)
  24,900   Andrx Group*............................     1,753,209
                                                     ------------
           MEDICAL SPECIALTIES (4.1%)
  93,100   Baxter International, Inc...............     4,992,953
  99,500   Boston Scientific Corp.*................     2,399,940
  20,300   Digene Corp.*...........................       598,850
  73,800   Guidant Corp.*..........................     3,675,240
  68,700   Medtronic, Inc..........................     3,518,127
  27,400   St. Jude Medical, Inc.*.................     2,127,610
  25,800   Therasense, Inc.........................       639,840
  13,800   Varian Medical Systems, Inc.*...........       983,388
  48,350   Zimmer Holdings, Inc.*..................     1,476,609
                                                     ------------
                                                       20,412,557
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
  13,300   MAXIMUS, Inc.*..........................       559,398
  23,300   Sabre Holdings Corp.*...................       986,755
                                                     ------------
                                                        1,546,153
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           MOVIES/ENTERTAINMENT (0.5%)
  99,700   Fox Entertainment Group, Inc. (Class
            A)*....................................  $  2,645,041
                                                     ------------
           MULTI-LINE INSURANCE (1.2%)
  77,700   American International Group, Inc.......     6,169,380
                                                     ------------
           OIL & GAS PRODUCTION (0.4%)
  34,650   Apache Corp.............................     1,728,342
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.8%)
  79,900   Baker Hughes Inc........................     2,913,953
  20,400   BJ Services Co.*........................       661,980
  29,500   Schlumberger Ltd........................     1,621,025
  27,600   Smith International, Inc.*..............     1,479,912
  55,400   Weatherford International, Inc.*........     2,064,204
                                                     ------------
                                                        8,741,074
                                                     ------------
           OTHER CONSUMER SERVICES (1.3%)
  52,200   Cendant Corp.*..........................     1,023,642
  51,700   eBay, Inc.*.............................     3,458,730
  51,300   Weight Watchers International, Inc.*....     1,734,966
                                                     ------------
                                                        6,217,338
                                                     ------------
           OTHER METALS/MINERALS (0.0%)
     400   Phelps Dodge Corp.......................        12,960
                                                     ------------
           PACKAGED SOFTWARE (5.4%)
  66,000   Legato Systems, Inc.*...................       856,020
  43,300   Mercury Interactive Corp.*..............     1,471,334
 230,100   Microsoft Corp.** *.....................    15,248,727
 221,300   Network Associates, Inc.*...............     5,720,605
  32,700   Quest Software, Inc.*...................       722,997
  22,300   Symantec Corp.*.........................     1,479,159
  30,600   Veritas Software Corp.*.................     1,371,492
                                                     ------------
                                                       26,870,334
                                                     ------------
           PHARMACEUTICALS: MAJOR (3.9%)
  60,900   Abbott Laboratories.....................     3,395,175

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  97,900   American Home Products Corp.............  $  6,007,144
 210,700   Pfizer, Inc.............................     8,396,395
  38,300   Pharmacia Corp..........................     1,633,495
                                                     ------------
                                                       19,432,209
                                                     ------------
           PHARMACEUTICALS: OTHER (1.7%)
  13,600   Allergan, Inc...........................     1,020,680
  46,800   Biovail Corp. (Canada)*.................     2,632,500
  30,400   Forest Laboratories, Inc.*..............     2,491,280
  47,833   King Pharmaceuticals, Inc.*.............     2,015,204
                                                     ------------
                                                        8,159,664
                                                     ------------
           PROPERTY - CASUALTY INSURERS (3.5%)
  29,900   ACE, Ltd. (Bermuda).....................     1,200,485
   1,000   Berkshire Hathaway, Inc. (Class B)*.....     2,525,000
  54,000   Everest Re Group, Ltd. (Bermuda)........     3,817,800
  28,300   Progressive Corp. (The).................     4,225,190
  14,700   RenaissanceRe Holdings Ltd. (Bermuda)...     1,402,380
  43,600   XL Capital Ltd. (Class A) (Bermuda).....     3,983,296
                                                     ------------
                                                       17,154,151
                                                     ------------
           PULP & PAPER (0.2%)
 442,300   Smurfit (Jefferson) Group PLC...........       965,194
                                                     ------------
           RAILROADS (0.5%)
  45,900   CSX Corp................................     1,608,795
  53,700   Norfolk Southern Corp...................       984,321
                                                     ------------
                                                        2,593,116
                                                     ------------
           RECREATIONAL PRODUCTS (2.3%)
  89,800   Activision, Inc.*.......................     2,335,698
  79,600   Electronic Arts Inc.*...................     4,772,020
  58,400   Hasbro, Inc.............................       947,832
  67,100   Mattel, Inc.............................     1,154,120
  41,800   THQ, Inc.*..............................     2,026,046
                                                     ------------
                                                       11,235,716
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           REGIONAL BANKS (1.7%)
  69,700   Fifth Third Bancorp.....................  $  4,292,126
  57,500   First Tennessee National Corp...........     2,084,950
  78,800   National Commerce Financial Corp........     1,993,640
                                                     ------------
                                                        8,370,716
                                                     ------------
           RESTAURANTS (2.0%)
  36,900   Applebee's International, Inc...........     1,261,980
  78,000   CBRL Group, Inc.........................     2,296,320
  27,900   Cheesecake Factory, Inc. (The)*.........       970,083
  86,600   Darden Restaurants, Inc.................     3,065,640
  18,900   Tricon Global Restaurants, Inc.*........       929,880
  49,800   Wendy's International, Inc..............     1,452,666
                                                     ------------
                                                        9,976,569
                                                     ------------
           SEMICONDUCTORS (5.2%)
  22,100   ESS Technology, Inc.*...................       469,846
  15,000   Genesis Microchip, Inc.*................       991,800
   5,700   Infineon Technologies AG (ADR)
            (Germany)..............................       115,710
 249,700   Intel Corp..............................     7,853,065
  54,800   Intersil Holding Corp. (Class A)*.......     1,767,300
  23,900   Linear Technology Corp..................       933,056
  50,200   Marvell Technology Group Ltd.
            (Bermuda)*.............................     1,798,164
  23,300   Maxim Integrated Products, Inc.*........     1,223,483
  71,600   Microchip Technology Inc.*..............     2,773,784
  38,500   NVIDIA Corp.*...........................     2,575,650
  13,314   Samsung Electronics (GDR) - 144A+.......     1,540,430
  56,100   Taiwan Semiconductor Manufacturing Co.
            Ltd. (ADR) (Taiwan)*...................       963,237
  73,500   Texas Instruments, Inc..................     2,058,000
  14,800   Zoran Corp.*............................       483,072
                                                     ------------
                                                       25,546,597
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SERVICES TO THE HEALTH INDUSTRY (1.2%)
  55,300   Laboratory Corp. of America Holdings*...  $  4,471,005
  21,600   Quest Diagnostics Inc.*.................     1,548,936
                                                     ------------
                                                        6,019,941
                                                     ------------
           SPECIALTY STORES (1.0%)
  59,500   AutoZone, Inc.*.........................     4,272,100
  15,500   Michaels Stores, Inc.*..................       510,725
                                                     ------------
                                                        4,782,825
                                                     ------------
           STEEL (0.2%)
  20,500   Nucor Corp..............................     1,085,680
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.5%)
  95,000   Microtune, Inc.*........................     2,228,700
  30,600   Motorola, Inc...........................       459,612
  87,200   Polycom, Inc.*..........................     2,999,680
  33,900   QUALCOMM Inc.*..........................     1,711,950
                                                     ------------
                                                        7,399,942
                                                     ------------
           TOOLS/HARDWARE (0.2%)
  21,800   Stanley Works (The).....................     1,015,226
                                                     ------------
           TRUCKING (0.6%)
  28,400   Roadway Corp............................     1,042,280
  47,900   Swift Transportation Co., Inc.*.........     1,030,329
  31,400   Werner Enterprises, Inc.................       763,020
                                                     ------------
                                                        2,835,629
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.7%)
  56,600   Deere & Co..............................     2,471,156
  25,400   Navistar International Corp.*...........     1,003,300
                                                     ------------
                                                        3,474,456
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.4%)
  59,700   Genuine Parts Co........................     2,190,990
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (0.5%)
 100,400   Sprint Corp. (PCS Group)*...............  $  2,450,764
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $465,093,330)....................   484,130,044
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (2.8%)
           REPURCHASE AGREEMENT
 $13,702   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            procees $13,703,320) (a)
            (COST $13,702,000).....................    13,702,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $478,795,330) (b)................   100.8%  497,832,044
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.8)   (4,052,291)
                                            ------  ------------
  NET ASSETS..............................   100.0% $493,779,753
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** SOME OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 +    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $29,717,976 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,681,262, RESULTING IN NET UNREALIZED APPRECIATION OF $19,036,714.

                       SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                     UNDERLYING     UNREALIZED
NUMBER OF   LONG/       DESCRIPTION, DELIVERY        FACE AMOUNT   APPRECIATION/
CONTRACTS   SHORT          MONTH, AND YEAR            AT VALUE     DEPRECIATION
--------------------------------------------------------------------------------
   123      Short   Nasdaq 100 Index March/2002     $(19,477,050)    $ 282,374
    35      Short   S&P 500 Index March/2002         (10,055,500)     (270,857)
                                                                     ---------
      Net unrealized appreciation................................    $  11,517
                                                                     =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (98.9%)
           BIOTECHNOLOGY (10.8%)
  54,900   Abgenix, Inc.*..........................  $ 1,846,836
  28,200   Genentech, Inc.*........................    1,529,850
  30,800   Gilead Sciences, Inc.*..................    2,024,176
  42,800   Human Genome Sciences, Inc.*............    1,443,216
  16,700   Vertex Pharmaceuticals, Inc.*...........      410,653
                                                     -----------
                                                       7,254,731
                                                     -----------
           BROADCASTING (13.0%)
  25,499   Clear Channel Communications, Inc.*.....    1,298,154
  44,600   Cox Radio, Inc. (Class A)*..............    1,136,408
  41,200   Hispanic Broadcasting Corp.*............    1,050,600
  70,200   Univision Communications, Inc. (Class
            A)*....................................    2,840,292
  79,600   Westwood One, Inc.*.....................    2,391,980
                                                     -----------
                                                       8,717,434
                                                     -----------
           CABLE/SATELLITE TV (9.9%)
  33,750   Cablevision Systems Corp. - Rainbow
            Media Group*...........................      833,625
  28,500   Cablevision Systems New York Group
            (Class A)*.............................    1,352,325
  97,000   EchoStar Communications Corp. (Class
            A)*....................................    2,664,590
  51,900   Liberty Satellite & Technology, Inc.
            (Class A)*.............................       48,786
  94,800   Mediacom Communications Corp.*..........    1,731,048
                                                     -----------
                                                       6,630,374
                                                     -----------
           COMPUTER COMMUNICATIONS (1.5%)
  53,800   Juniper Networks, Inc.*.................    1,019,510
                                                     -----------
           COMPUTER PERIPHERALS (1.8%)
  55,700   Network Appliance, Inc.*................    1,218,159
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           DATA PROCESSING SERVICES (3.4%)
  42,700   CheckFree Corp.*........................  $   768,600
  43,050   Paychex, Inc............................    1,508,472
                                                     -----------
                                                       2,277,072
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.0%)
  24,900   Gemstar-TV Guide International, Inc.*...      689,730
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
  12,900   Novellus Systems, Inc.*.................      508,905
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (1.2%)
  17,400   SEI Investments Co......................      784,914
                                                     -----------
           FOOD DISTRIBUTORS (0.3%)
   7,500   Aramark Corp. (Class B)*................      201,750
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
  39,500   Sapient Corp.*..........................      304,940
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (14.2%)
  21,700   Agile Software Co.*.....................      373,674
  96,600   Liberate Technologies, Inc.*............    1,108,968
  28,200   Openwave Systems Inc.*..................      276,078
  61,300   Overture Services, Inc.*................    2,171,859
 110,200   Siebel Systems, Inc.*...................    3,083,396
  44,600   VeriSign, Inc.*.........................    1,696,584
  42,900   Yahoo! Inc.*............................      761,046
                                                     -----------
                                                       9,471,605
                                                     -----------
           INVESTMENT BANKS/ BROKERS (0.1%)
   4,100   Instinet Group, Inc.*...................       41,205
                                                     -----------
           INVESTMENT MANAGERS (2.0%)
  38,800   Price (T.) Rowe Group, Inc..............    1,347,524
                                                     -----------
           MEDICAL DISTRIBUTORS (3.5%)
  33,600   Andrx Group*............................    2,365,776
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           OTHER CONSUMER SERVICES (8.1%)
  62,400   eBay, Inc.*.............................  $ 4,174,560
  17,500   Expedia, Inc. (Class A)*................      710,675
   9,200   Hotel Reservations Network, Inc. (Class
            A)*....................................      423,200
   2,200   Weight Watchers International, Inc.*....       74,404
                                                     -----------
                                                       5,382,839
                                                     -----------
           PACKAGED SOFTWARE (1.0%)
  35,000   Rational Software Corp.*................      682,500
                                                     -----------
           PERSONNEL SERVICES (0.7%)
  17,100   Robert Half International, Inc.*........      456,570
                                                     -----------
           PHARMACEUTICALS: OTHER (2.2%)
  26,300   Sepracor, Inc.*.........................    1,500,678
                                                     -----------
           PROPERTY - CASUALTY INSURERS (0.3%)
   5,900   Cincinnati Financial Corp...............      225,085
                                                     -----------
           SEMICONDUCTORS (15.9%)
  38,100   Altera Corp.*...........................      808,482
  72,900   Applied Micro Circuits Corp.*...........      825,228
  19,300   Elantec Semiconductor, Inc.*............      741,120
  84,900   Maxim Integrated Products, Inc.*........    4,458,099
  97,800   Xilinx, Inc.*...........................    3,819,090
                                                     -----------
                                                      10,652,019
                                                     -----------
           SPECIALTY STORES (4.6%)
  90,100   Bed Bath & Beyond Inc.*.................    3,054,390
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (2.1%)
  27,000   ONI Systems Corp.*......................      169,290

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  44,100   Research In Motion Ltd. (Canada)*.......  $ 1,046,052
  40,800   Sonus Networks, Inc.*...................      188,496
                                                     -----------
                                                       1,403,838
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $93,998,908).....................   66,191,548
                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (1.1%)
           REPURCHASE AGREEMENT
$    713   The Bank of New York 0.875% due 01/02/02
            (dated 12/31/01; proceeds $713,147) (a)
            (COST $713,113)........................      713,113
                                                     -----------

  TOTAL INVESTMENTS
   (COST $94,712,021) (b).................   100.0%  66,904,661
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.0)      (5,903)
                                            ------  -----------
  NET ASSETS..............................   100.0% $66,898,758
                                            ======  ===========

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY $726,802 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $727,376.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,321,660 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $34,129,020, RESULTING IN NET UNREALIZED DEPRECIATION OF $27,807,360.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS (95.8%)
            CHINA (0.4%)
            ELECTRIC UTILITIES
   800,000  Huaneng Power International, Inc.
             (Class H)..............................  $    482,113
                                                      ------------
            FINLAND (2.0%)
            PULP & PAPER
    70,000  Stora Enso Oyj..........................       896,578
    31,800  UPM-Kymmene Oyj.........................     1,055,079
                                                      ------------
                                                         1,951,657
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
    20,600  Nokia Corp. (ADR)
             (Class A)..............................       505,318
                                                      ------------
            TOTAL FINLAND...........................     2,456,975
                                                      ------------
            FRANCE (5.2%)
            AEROSPACE & DEFENSE
    44,400  Thales S.A..............................     1,532,449
                                                      ------------
            MEDIA CONGLOMERATES
    12,000  Vivendi Universal SA....................       657,337
                                                      ------------
            OIL REFINING/MARKETING
    11,822  Total Fina Elf SA.......................     1,688,989
                                                      ------------
            PHARMACEUTICALS: MAJOR
    15,600  Aventis S.A.............................     1,108,120
                                                      ------------
            SEMICONDUCTORS
    41,400  STMicroelectronics NV...................     1,329,343
                                                      ------------
            TOTAL FRANCE............................     6,316,238
                                                      ------------
            GERMANY (3.6%)
            INDUSTRIAL CONGLOMERATES
    16,500  E. ON AG................................       858,278
                                                      ------------
            MAJOR BANKS
    18,100  Bayerische Hypo - und Vereinsbank AG....       550,555
                                                      ------------
            MOTOR VEHICLES
    33,300  Volkswagen AG...........................     1,551,234
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MULTI-LINE INSURANCE
     6,000  Allianz AG (Registered Shares)..........  $  1,418,885
                                                      ------------
            TOTAL GERMANY...........................     4,378,952
                                                      ------------
            HONG KONG (0.7%)
            ELECTRIC UTILITIES
   241,200  CLP Holdings Ltd........................       920,079
                                                      ------------
            IRELAND (0.7%)
            FINANCIAL CONGLOMERATES
    80,000  Irish Life & Permanent PLC..............       812,318
                                                      ------------
            ITALY (2.0%)
            INTEGRATED OIL
   103,000  ENI SpA.................................     1,291,729
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   141,000  Telecom Italia SpA......................     1,205,652
                                                      ------------
            TOTAL ITALY.............................     2,497,381
                                                      ------------
            JAPAN (10.1%)
            BROADCASTING
       170  Fuji Television Network, Inc............       682,736
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    88,000  NEC Corp................................       893,228
   111,000  Ricoh Co., Ltd..........................     2,056,180
                                                      ------------
                                                         2,949,408
                                                      ------------
            GAS DISTRIBUTORS
   300,000  Tokyo Gas Co., Ltd......................       799,423
                                                      ------------
            INDUSTRIAL CONGLOMERATES
   240,000  Hitachi Ltd.............................     1,749,165
                                                      ------------
            INDUSTRIAL MACHINERY
    26,900  Fanuc, Ltd..............................     1,139,554
                                                      ------------
            INVESTMENT BANKS/BROKERS
    83,000  Nomura Holdings, Inc....................     1,058,609
                                                      ------------
            MAJOR TELECOMMUNICATIONS
       125  Nippon Telegraph & Telephone Corp.......       405,216
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            RECREATIONAL PRODUCTS
    41,000  Fuji Photo Film Co., Ltd................  $  1,456,726
   300,000  Konica Corp.............................     1,755,998
                                                      ------------
                                                         3,212,724
                                                      ------------
            WIRELESS COMMUNICATIONS
       200  KDDI Corp...............................       372,001
                                                      ------------
            TOTAL JAPAN.............................    12,368,836
                                                      ------------
            NETHERLANDS (4.0%)
            CHEMICALS: SPECIALTY
    20,000  DSM NV..................................       730,552
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    56,760  Koninklijke (Royal) Philips Electronics
             NV.....................................     1,687,564
                                                      ------------
            FINANCIAL CONGLOMERATES
    60,600  ING Groep NV............................     1,545,885
                                                      ------------
            INDUSTRIAL SPECIALTIES
    20,000  Akzo Nobel NV...........................       893,372
                                                      ------------
            TOTAL NETHERLANDS.......................     4,857,373
                                                      ------------
            NORWAY (0.4%)
            INTEGRATED OIL
    78,300  Statoil ASA*............................       537,433
                                                      ------------
            SOUTH KOREA (0.7%)
            MAJOR TELECOMMUNICATIONS
    44,800  Korea Telecom Corp. (ADR)...............       910,784
                                                      ------------
            SPAIN (3.1%)
            ELECTRIC UTILITIES
   106,400  Iberdrola S.A...........................     1,385,544
                                                      ------------
            ENGINEERING & CONSTRUCTION
   102,500  Grupo Dragados, S.A.....................     1,372,190
                                                      ------------
            MAJOR BANKS
    30,000  Banco Popular Espanol S.A...............       985,470
                                                      ------------
            TOTAL SPAIN.............................     3,743,204
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            SWEDEN (1.4%)
            METAL FABRICATIONS
    84,600  SKF AB (B Shares).......................  $  1,667,474
                                                      ------------
            SWITZERLAND (4.1%)
            FINANCIAL CONGLOMERATES
    45,000  UBS AG (Registered Shares)*.............     2,272,645
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
     5,800  Nestle S.A. (Registered Shares).........     1,237,389
                                                      ------------
            MULTI-LINE INSURANCE
    30,000  Converium Holding AG*...................     1,459,049
                                                      ------------
            TOTAL SWITZERLAND.......................     4,969,083
                                                      ------------
            UNITED KINGDOM (4.8%)
            FOOD RETAIL
   229,000  Tesco PLC...............................       830,055
                                                      ------------
            INTEGRATED OIL
    25,256  BP PLC (ADR)............................     1,174,657
                                                      ------------
            LIFE/HEALTH INSURANCE
   225,000  Friends Provident PLC*..................       655,065
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   175,000  BT Group PLC*...........................       644,511
                                                      ------------
            OTHER METALS/MINERALS
    82,100  Rio Tinto PLC...........................     1,572,791
                                                      ------------
            PHARMACEUTICALS: MAJOR
    24,700  GlaxoSmithKline PLC.....................       619,518
                                                      ------------
            WIRELESS COMMUNICATIONS
   154,934  Vodafone Group PLC......................       405,403
                                                      ------------
            TOTAL UNITED KINGDOM....................     5,902,000
                                                      ------------
            UNITED STATES (52.6%)
            AEROSPACE & DEFENSE
    63,000  Lockheed Martin Corp....................     2,940,210
   112,400  Rockwell Collins, Inc...................     2,191,800
                                                      ------------
                                                         5,132,010
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            ALUMINUM
    50,000  Alcoa, Inc..............................  $  1,777,500
                                                      ------------
            APPAREL/FOOTWEAR RETAIL
   151,800  Gap, Inc. (The).........................     2,116,092
                                                      ------------
            BIOTECHNOLOGY
    43,800  Gilead Sciences, Inc.*..................     2,878,536
    45,900  Human Genome Sciences, Inc.*............     1,547,748
    39,200  Myriad Genetics, Inc.*..................     2,063,488
                                                      ------------
                                                         6,489,772
                                                      ------------
            COMPUTER COMMUNICATIONS
    91,100  Cisco Systems, Inc.*....................     1,649,821
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   102,000  Sun Microsystems, Inc.*.................     1,258,680
                                                      ------------
            DEPARTMENT STORES
   200,000  Saks, Inc.*.............................     1,868,000
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
   190,000  Xerox Corp..............................     1,979,800
                                                      ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    64,000  Applied Materials, Inc.*................     2,566,400
                                                      ------------
            FINANCE/RENTAL/LEASING
    26,100  Fannie Mae..............................     2,074,950
                                                      ------------
            FINANCIAL CONGLOMERATES
    31,266  Citigroup, Inc..........................     1,578,308
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    54,600  General Mills, Inc......................     2,839,746
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
    33,300  Colgate-Palmolive Co....................     1,923,075
                                                      ------------
            INTEGRATED OIL
    55,252  Exxon Mobil Corp........................     2,171,404
    29,500  Phillips Petroleum Co...................     1,777,670
                                                      ------------
                                                         3,949,074
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR TELECOMMUNICATIONS
    90,000  Sprint Corp. (FON Group)................  $  1,807,200
                                                      ------------
            MANAGED HEALTH CARE
    70,000  Oxford Health Plans, Inc.*..............     2,109,800
                                                      ------------
            MEDIA CONGLOMERATES
    43,900  AOL Time Warner Inc.*...................     1,409,190
    70,800  Disney (Walt) Co. (The).................     1,466,976
                                                      ------------
                                                         2,876,166
                                                      ------------
            MEDICAL SPECIALTIES
    50,400  Baxter International, Inc...............     2,702,952
    86,740  Edwards Lifesciences Corp.*.............     2,396,626
                                                      ------------
                                                         5,099,578
                                                      ------------
            PHARMACEUTICALS: MAJOR
    32,400  American Home Products Corp.............     1,988,064
    30,700  Lilly (Eli) & Co........................     2,411,178
                                                      ------------
                                                         4,399,242
                                                      ------------
            PHARMACEUTICALS: OTHER
    32,600  Forest Laboratories, Inc.*..............     2,671,570
                                                      ------------
            SAVINGS BANKS
    37,000  Golden West Financial Corp..............     2,177,450
                                                      ------------
            SEMICONDUCTORS
    67,400  Intel Corp..............................     2,119,730
    57,000  Texas Instruments, Inc..................     1,596,000
                                                      ------------
                                                         3,715,730
                                                      ------------
            SPECIALTY STORES
    72,000  Bed Bath & Beyond Inc.*.................     2,440,800
                                                      ------------
            TOTAL UNITED STATES.....................    64,500,764
                                                      ------------
            TOTAL COMMON STOCKS
             (COST $113,706,186)....................   117,321,007
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

            SHORT-TERM INVESTMENT (4.3%)
            REPURCHASE AGREEMENT
$    5,326  Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $5,326,257) (a)
            (COST $5,326,000).......................  $  5,326,000
                                                      ------------

  TOTAL INVESTMENTS
   (COST $119,032,186) (b)................   100.1%  122,647,007
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.1)      (75,138)
                                            ------  ------------
  NET ASSETS..............................   100.0% $122,571,869
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $16,216,287 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $12,601,466, RESULTING IN NET UNREALIZED APPRECIATION OF $3,614,821.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  6,664,459       5.4%
Aluminum................................     1,777,500       1.4
Apparel/Footwear Retail.................     2,116,092       1.7
Biotechnology...........................     6,489,772       5.3
Broadcasting............................       682,736       0.6
Chemicals: Specialty....................       730,552       0.6
Computer Communications.................     1,649,821       1.3
Computer Processing Hardware............     1,258,680       1.0
Department Stores.......................     1,868,000       1.5
Electric Utilities......................     2,787,736       2.3
Electronic Equipment/ Instruments.......     6,616,772       5.4
Electronic Production Equipment.........     2,566,400       2.1
Engineering & Construction..............     1,372,190       1.1
Finance/Rental/Leasing..................     2,074,950       1.7
Financial Conglomerates.................     6,209,156       5.1
Food Retail.............................       830,055       0.7
Food: Major Diversified.................     4,077,135       3.3
Gas Distributors........................       799,423       0.7
Household/Personal Care.................     1,923,075       1.6
Industrial Conglomerates................     2,607,443       2.1
Industrial Machinery....................     1,139,554       0.9
Industrial Specialties..................       893,372       0.7
Integrated Oil..........................     6,952,893       5.7
Investment Banks/Brokers................     1,058,609       0.9
Life/Health Insurance...................       655,065       0.5
Major Banks.............................     1,536,025       1.3

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Major Telecommunications................  $  4,973,363       4.1%
Managed Health Care.....................     2,109,800       1.7
Media Conglomerates.....................     3,533,503       2.9
Medical Specialties.....................     5,099,578       4.2
Metal Fabrications......................     1,667,474       1.4
Motor Vehicles..........................     1,551,234       1.3
Multi-Line Insurance....................     2,877,934       2.3
Oil Refining/Marketing..................     1,688,989       1.4
Other Metals/Minerals...................     1,572,791       1.3
Pharmaceuticals: Major..................     6,126,880       5.0
Pharmaceuticals: Other..................     2,671,570       2.2
Pulp & Paper............................     1,951,657       1.6
Recreational Products...................     3,212,724       2.6
Savings Banks...........................     2,177,450       1.8
Semiconductors..........................     5,045,073       4.1
Specialty Stores........................     2,440,800       2.0
Telecommunication Equipment.............       505,318       0.4
Wireless Communications.................       777,404       0.6
Repurchase Agreement....................     5,326,000       4.3
                                          ------------   -------
                                          $122,647,007     100.1%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $117,321,007      95.8%
Short-Term Investment...................     5,326,000       4.3
                                          ------------   -------
                                          $122,647,007     100.1%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (97.5%)
           ADVERTISING/MARKETING SERVICES (1.4%)
  22,700   Lamar Advertising Co.*..................  $   961,118
  10,300   R.H. Donnelley Corp.*...................      299,215
                                                     -----------
                                                       1,260,333
                                                     -----------
           AEROSPACE & DEFENSE (5.0%)
  13,000   DRS Technologies, Inc.*.................      463,450
  30,100   Engineered Support Systems, Inc.........    1,029,721
   9,200   L-3 Communications Holdings, Inc.*......      828,000
  11,300   Lockheed Martin Corp....................      527,371
   4,400   Northrop Grumman Corp...................      443,564
  44,600   Titan Corp. (The)*......................    1,112,770
                                                     -----------
                                                       4,404,876
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.7%)
  41,800   Foot Locker, Inc.*......................      654,170
                                                     -----------
           BEVERAGES: ALCOHOLIC (0.5%)
   9,300   Constellation Brands Inc. (Class A)*....      398,505
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (0.5%)
  20,100   Pepsi Bottling Group, Inc. (The)........      472,350
                                                     -----------
           BIOTECHNOLOGY (7.2%)
  19,200   Acambis PLC (ADR) (United Kingdom)*.....      957,120
  13,600   Affymetrix, Inc.*.......................      513,400
   5,700   Cephalon, Inc.*.........................      430,835
  75,600   Cepheid*................................      317,520
  16,800   Charles River Laboratories
            International, Inc.*...................      562,464
  13,600   Genzyme Corp. (General Division)*.......      814,096
   6,600   Gilead Sciences, Inc.*..................      433,752
   4,900   ICOS Corp.*.............................      281,456
   7,900   IDEC Pharmaceuticals Corp.*.............      544,547
  11,400   InterMune Inc.*.........................      561,564

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  22,800   Novavax, Inc.*..........................  $   321,480
  12,300   Protein Design Labs, Inc.*..............      405,039
  14,800   SICOR Inc.*.............................      232,064
                                                     -----------
                                                       6,375,337
                                                     -----------
           BROADCASTING (3.3%)
  47,700   Radio One, Inc. (Class A)*..............      881,019
  11,000   Univision Communications, Inc. (Class
            A)*....................................      445,060
  33,400   USA Networks, Inc.*.....................      912,154
  23,700   Westwood One, Inc.*.....................      712,185
                                                     -----------
                                                       2,950,418
                                                     -----------
           CABLE/SATELLITE TV (1.7%)
  20,900   Cablevision Systems Corp. - Rainbow
            Media Corp. (Class A)*.................      516,230
  23,600   Charter Communications, Inc. (Class
            A)*....................................      387,748
  33,800   Mediacom Communications Corp.*..........      617,188
                                                     -----------
                                                       1,521,166
                                                     -----------
           CASINO/GAMING (0.8%)
   8,900   GTECH Holdings Corp.*...................      403,081
  10,900   MGM Mirage Inc.*........................      314,683
                                                     -----------
                                                         717,764
                                                     -----------
           CHEMICALS: SPECIALTY (0.3%)
   7,000   Sigma-Aldrich Corp......................      275,870
                                                     -----------
           COMPUTER COMMUNICATIONS (0.9%)
  35,800   Extreme Networks, Inc.*.................      461,820
  31,900   Finisar Corp.*..........................      324,423
                                                     -----------
                                                         786,243
                                                     -----------
           COMPUTER PERIPHERALS (2.0%)
  29,300   Mercury Computer Systems, Inc.*.........    1,145,923
  13,000   QLogic Corp.*...........................      578,630
                                                     -----------
                                                       1,724,553
                                                     -----------
           CONTRACT DRILLING (0.3%)
  11,200   Patterson-UTI Energy, Inc...............      261,072
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           DATA PROCESSING SERVICES (2.4%)
   7,100   Affiliated Computer Services, Inc.
            (Class A)*.............................  $   753,523
  26,800   Concord EFS, Inc.*......................      878,504
  12,300   Fiserv, Inc.*...........................      520,536
                                                     -----------
                                                       2,152,563
                                                     -----------
           DEPARTMENT STORES (0.5%)
  16,800   Penney (J.C.) Co., Inc..................      451,920
                                                     -----------
           DISCOUNT STORES (0.9%)
   6,100   99 Cents Only Stores*...................      232,410
  14,300   Fred's, Inc.............................      585,728
                                                     -----------
                                                         818,138
                                                     -----------
           DRUGSTORE CHAINS (0.5%)
  35,400   Shoppers Drug Mart Inc. - 144A**
            (Canada)*..............................      417,660
                                                     -----------
           ELECTRIC UTILITIES (0.7%)
  23,700   Xcel Energy, Inc........................      657,438
                                                     -----------
           ELECTRONIC COMPONENTS (0.8%)
  29,000   Pemstar, Inc.*..........................      348,000
  18,800   Sanmina-SCI Corp.*......................      374,120
                                                     -----------
                                                         722,120
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.7%)
   9,300   Inivision Techonologies, Inc.*..........      277,047
  38,800   Osi Systems Inc.*.......................      707,712
  13,800   PerkinElmer, Inc........................      483,276
                                                     -----------
                                                       1,468,035
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (3.2%)
   5,500   Celestica, Inc.*........................      222,145
  87,700   ChipPac Inc.*...........................      650,734
   9,600   KLA-Tencor Corp.*.......................      475,776
  11,000   Novellus Systems, Inc.*.................      433,950
  14,500   Photon Dynamics, Inc.*..................      661,925
  21,800   Ultratech Stepper, Inc.*................      360,136
                                                     -----------
                                                       2,804,666
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONICS/APPLIANCE STORES (1.6%)
  19,600   Blockbuster, Inc. (Class A).............  $   493,920
  12,600   Electronics Boutique Holdings Corp.*....      503,244
  29,900   Hollywood Entertainment Corp.*..........      427,271
                                                     -----------
                                                       1,424,435
                                                     -----------
           ENGINEERING & CONSTRUCTION (0.6%)
  23,200   Shaw Group Inc. (The)*..................      545,200
                                                     -----------
           FINANCE/RENTAL/ LEASING (0.4%)
  10,300   Doral Financial Corp....................      321,463
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (1.5%)
   6,800   Advent Software, Inc.*..................      339,660
  13,400   Moody's Corp............................      534,124
  15,500   SunGard Data Systems Inc.*..............      448,415
                                                     -----------
                                                       1,322,199
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (0.8%)
   5,700   Dean Foods Co.*.........................      388,740
  15,900   Smithfield Foods, Inc.*.................      350,436
                                                     -----------
                                                         739,176
                                                     -----------
           GAS DISTRIBUTORS (1.2%)
  19,100   Energen Corp............................      470,815
  24,400   Sempra Energy...........................      599,020
                                                     -----------
                                                       1,069,835
                                                     -----------
           HOME BUILDING (0.6%)
  30,000   Clayton Homes, Inc......................      513,000
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (2.0%)
  31,300   Health Management Associates, Inc.
            (Class A)*.............................      575,920
  22,800   LifePoint Hospitals, Inc.*..............      776,112
  22,200   Medcath Corp............................      372,516
                                                     -----------
                                                       1,724,548
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INDUSTRIAL SPECIALTIES (1.0%)
   9,900   Armor Holdings, Inc.*...................  $   267,201
   7,200   Cabot Microelectronics Corp.*...........      570,600
                                                     -----------
                                                         837,801
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.4%)
   3,100   Lawson Software, Inc.*..................       48,825
  14,700   Tier Technologies, Inc. (Class B)*......      316,932
                                                     -----------
                                                         365,757
                                                     -----------
           INSURANCE BROKERS/ SERVICES (0.9%)
  12,800   Copart, Inc.*...........................      465,536
   8,500   Gallagher (Arthur J.) & Co..............      293,165
                                                     -----------
                                                         758,701
                                                     -----------
           INTEGRATED OIL (0.6%)
   5,900   Murphy Oil Corp.........................      495,836
                                                     -----------
           INTERNET RETAIL (0.7%)
  23,500   1-800-FLOWERS.COM, Inc.*................      366,600
  24,900   Amazon.com, Inc.*.......................      269,418
                                                     -----------
                                                         636,018
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (1.9%)
  43,100   Agile Software Co.*.....................      742,182
  31,400   SonicWALL, Inc.*........................      610,416
   8,400   VeriSign, Inc.*.........................      319,536
                                                     -----------
                                                       1,672,134
                                                     -----------
           MAJOR TELECOMMUNICATIONS (0.0%)
     104   WorldCom Inc.- MCI Group................        1,321
   2,618   WorldCom, Inc.- WorldCom Group*.........       36,861
                                                     -----------
                                                          38,182
                                                     -----------
           MANAGED HEALTH CARE (1.2%)
   5,200   Anthem, Inc.*...........................      257,400
  50,800   Caremark Rx, Inc.*......................      828,548
                                                     -----------
                                                       1,085,948
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MEDICAL DISTRIBUTORS (1.9%)
  10,200   Amerisource Bergen Corp.................  $   648,210
  21,700   Priority Healthcare Corp. (Class B)*....      763,623
  34,400   PSS World Medical, Inc.*................      280,704
                                                     -----------
                                                       1,692,537
                                                     -----------
           MEDICAL SPECIALTIES (4.4%)
  32,600   American Medical Systems Holdings,
            Inc.*..................................      674,494
  52,100   Cytyc Corp.*............................    1,359,810
   9,900   Integra LifeSciences Holding, Inc.*.....      260,766
   8,600   St. Jude Medical, Inc.*.................      667,790
   7,800   Stryker Corp............................      455,286
  24,000   Viasys Healthcare, Inc.*................      485,040
                                                     -----------
                                                       3,903,186
                                                     -----------
           MEDICAL/NURSING SERVICES (1.7%)
  25,600   DaVita, Inc.*...........................      625,920
  29,900   Hooper Holmes, Inc......................      267,605
  20,700   Lincare Holdings, Inc.*.................      593,055
                                                     -----------
                                                       1,486,580
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
  19,800   Cornell Corrections, Inc.*..............      349,470
  10,000   InterCept Group, Inc. (The)*............      409,000
                                                     -----------
                                                         758,470
                                                     -----------
           MISCELLANEOUS MANUFACTURING (0.5%)
   8,800   Mettler-Toledo International Inc.*......      456,280
                                                     -----------
           MOVIES/ENTERTAINMENT (1.3%)
  22,300   Alliance Atlantis Communication
            (Class B) (Canada)*....................      252,436
  31,900   Crown Media Holdings, Inc. (Class A)*...      360,151

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  21,500   Fox Entertainment Group, Inc. (Class
            A)*....................................  $   570,395
                                                     -----------
                                                       1,182,982
                                                     -----------
           MULTI-LINE INSURANCE (0.4%)
  23,800   Max Re Capital Ltd. (Bermuda)...........      372,708
                                                     -----------
           OIL & GAS PRODUCTION (0.4%)
  13,100   Cabot Oil & Gas Corp. (Class A).........      315,055
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (1.1%)
  19,800   BJ Services Co.*........................      642,510
  15,900   National-Oilwell, Inc.*.................      327,699
                                                     -----------
                                                         970,209
                                                     -----------
           OTHER CONSUMER SERVICES (2.4%)
  11,000   Apollo Group, Inc. (Class A)*...........      495,110
  10,000   Education Management Corp.*.............      362,500
  69,000   Service Corp. International*............      344,310
  34,600   Ticketmaster (Class B)*.................      567,094
  10,900   Weight Watchers International, Inc.*....      368,638
                                                     -----------
                                                       2,137,652
                                                     -----------
           PACKAGED SOFTWARE (5.6%)
  71,000   Ascential Software Corp.*...............      287,550
  41,500   BMC Software, Inc.*.....................      679,355
   8,900   Macrovision Corp.*......................      313,458
  35,500   Network Associates, Inc.*...............      917,675
  30,301   Peregrine Systems, Inc.*................      449,364
  30,900   Precise Software Solutions Ltd.*........      638,394
  15,000   Simplex Solutions Inc.*.................      255,000
   6,700   Symantec Corp.*.........................      444,411
  26,200   Verisity Ltd.*..........................      496,490
  10,700   Veritas Software Corp.*.................      479,574
                                                     -----------
                                                       4,961,271
                                                     -----------
           PERSONNEL SERVICES (0.5%)
  42,000   HotJobs.com, Ltd.*......................      436,380
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.3%)
   6,000   Taro Pharmaceuticals Industries Ltd.*...  $   239,700
                                                     -----------
           PHARMACEUTICALS: OTHER (2.0%)
  13,881   Biovail Corp. (Canada)*.................      780,806
   5,800   Forest Laboratories, Inc.*..............      475,310
  11,333   King Pharmaceuticals, Inc.*.............      477,459
                                                     -----------
                                                       1,733,575
                                                     -----------
           PROPERTY - CASUALTY INSURERS (1.6%)
  13,500   ACE, Ltd. (Bermuda).....................      542,025
   6,400   Everest Re Group, Ltd. (Bermuda)........      452,480
   4,800   RenaissanceRe Holdings Ltd. (Bermuda)...      457,920
                                                     -----------
                                                       1,452,425
                                                     -----------
           PUBLISHING: BOOKS/ MAGAZINES (0.4%)
   7,700   Scholastic Corp.*.......................      387,541
                                                     -----------
           RECREATIONAL PRODUCTS (1.8%)
  12,700   Electronic Arts Inc.*...................      761,365
   8,500   International Game Technology*..........      580,550
  17,900   Take-Two Interactive Software, Inc.*....      289,443
                                                     -----------
                                                       1,631,358
                                                     -----------
           REGIONAL BANKS (0.5%)
   8,400   Zions Bancorporation....................      441,672
                                                     -----------
           RESTAURANTS (0.9%)
  20,700   AFC Enterprises, Inc.*..................      587,673
  25,700   Famous Dave's of America*...............      187,867
                                                     -----------
                                                         775,540
                                                     -----------
           SEMICONDUCTORS (4.6%)
  28,600   Alpha Industries, Inc.*.................      623,480
  15,400   Fairchild Semiconductor Corp. (Class
            A)*....................................      434,280
  14,500   Genesis Microchip, Inc.*................      958,740

                       SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  12,900   Integrated Device Technology, Inc.*.....  $   343,011
  20,900   Microchip Technology Inc.*..............      809,666
  20,500   MIPS Technologies, Inc. (Class B)*......      163,590
  10,500   NVIDIA Corp.*...........................      702,450
                                                     -----------
                                                       4,035,217
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (3.3%)
  23,400   BioReliance Corp.*......................      667,602
  35,800   Covance, Inc.*..........................      812,660
  15,500   Quest Diagnostics Inc.*.................    1,111,505
   6,100   Stericycle, Inc.*.......................      371,368
                                                     -----------
                                                       2,963,135
                                                     -----------
           SPECIALTY INSURANCE (0.6%)
   9,700   Ambac Financial Group, Inc..............      561,242
                                                     -----------
           SPECIALTY STORES (1.0%)
   5,300   AutoZone, Inc.*.........................      380,540
  14,700   Bed Bath & Beyond Inc.*.................      498,330
                                                     -----------
                                                         878,870
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (1.0%)
  32,700   Intrado Inc.*...........................      876,360
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (4.4%)
  48,900   Harmonic, Inc.*.........................      587,778
  37,800   Microtune, Inc.*........................      886,788
  24,500   Polycom, Inc.*..........................      842,800
  28,400   RF Micro Devices, Inc.*.................      546,132
  32,000   Tandberg ASA (Norway)*..................      714,278
  19,600   ViaSat, Inc.*...........................      305,760
                                                     -----------
                                                       3,883,536
                                                     -----------
           TOBACCO (0.4%)
   5,600   RJ Reynolds Tobacco Holdings, Inc.......      315,280
                                                     -----------
           WIRELESS COMMUNICATIONS (2.9%)
  22,900   AirGate PCS, Inc.*......................    1,043,095

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  34,900   TeleCorp PCS, Inc. (Class A)*...........  $   435,203
  90,200   UbiquiTel, Inc.*........................      671,990
  15,400   Western Wireless Corp. (Class A)*.......      435,050
                                                     -----------
                                                       2,585,338
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $82,942,202).....................   86,279,529
                                                     -----------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (2.6%)
           REPURCHASE AGREEMENT
 $ 2,268   Joint repurchase agreement account
            1.734% due 01/02/02 (dated 12/31/01;
            proceeds $2,268,219) (a)
            (COST $2,268,000)......................    2,268,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $85,210,202) (b).................   100.1%  88,547,529
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.1)     (61,272)
                                            ------  -----------
  NET ASSETS..............................   100.0% $88,486,257
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,727,948 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,390,621, RESULTING IN NET UNREALIZED APPRECIATION OF $3,337,327.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS (94.4%)
             BRAZIL (10.1%)
             BEVERAGES: ALCOHOLIC
      8,751  Companhia de Bebidas das Americas (ADR)
              (Pref.)................................  $   177,558
                                                       -----------
             INTEGRATED OIL
     10,700  Petroleo Brasileiro S.A. (ADR)*.........      249,310
      3,905  Petroleo Brasileiro S.A. (Pref.)........       86,393
                                                       -----------
                                                           335,703
                                                       -----------
             MAJOR TELECOMMUNICATIONS
      1,595  Telecomunicacoes Brasileiras S.A. -
              Telebras (ADR).........................       63,800
                                                       -----------
             OTHER METALS/MINERALS
      3,740  Companhia Vale do Rio Doce (Pref.)
              (Class A)..............................       86,868
      5,060  Companhia Vale do Rio Doce S.A. (ADR)...      119,416
      5,000  Companhia Vale do Rio Doce S.A.
              (Debentures)*..........................      --
                                                       -----------
                                                           206,284
                                                       -----------
             PULP & PAPER
      3,400  Aracruz Celulose S.A. (Class B) (ADR)
              (Pref.)................................       61,812
                                                       -----------
             REGIONAL BANKS
    879,369  Banco Itau S.A. (Pref.).................       66,938
      2,770  Uniao de Bancos Brasileiros S.A.
              (GDR)..................................       61,771
                                                       -----------
                                                           128,709
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
      5,572  Tele Norte Leste Participacoes S.A.
              (ADR) (Pref.)..........................       87,090
                                                       -----------
             TOTAL BRAZIL............................    1,060,956
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             CAYMAN ISLANDS (1.0%)
             INVESTMENT TRUSTS/MUTUAL FUNDS
      8,093  Formosa Growth Fund Ltd.*...............  $   106,261
                                                       -----------
             CHILE (2.1%)
             BEVERAGES: NON-ALCOHOLIC
      2,930  Embotelladora Andina S.A. (Series A)
              (ADR)..................................       28,568
                                                       -----------
             MAJOR TELECOMMUNICATIONS
     14,098  Cia de Telecommunicaciones de Chile S.A.
              (ADR)*.................................      189,759
                                                       -----------
             TOTAL CHILE.............................      218,327
                                                       -----------
             CHINA (5.3%)
             ELECTRIC UTILITIES
    438,000  Huaneng Power International, Inc. (Class
              H).....................................      263,957
                                                       -----------
             INTEGRATED OIL
  1,644,000  PetroChina Co. Ltd. (Class H)...........      290,899
                                                       -----------
             TOTAL CHINA.............................      554,856
                                                       -----------
             HONG KONG (6.1%)
             COMPUTER PROCESSING HARDWARE
    566,000  Legend Holdings Ltd.....................      288,479
                                                       -----------
             MISCELLANEOUS COMMERCIAL SERVICES
    112,500  Cosco Pacific Ltd.......................       58,060
                                                       -----------
             WIRELESS COMMUNICATIONS
     82,000  China Mobile Ltd.*......................      288,614
                                                       -----------
             TOTAL HONG KONG.........................      635,153
                                                       -----------
             HUNGARY (2.1%)
             MAJOR TELECOMMUNICATIONS
     13,050  Magyar Tavkozlesi RT....................       42,915
      3,200  Magyar Tavkozlesi RT (ADR)..............       54,368
                                                       -----------
                                                            97,283
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             REGIONAL BANKS
      2,130  OTP Bank RT.............................  $   127,707
                                                       -----------
             TOTAL HUNGARY...........................      224,990
                                                       -----------
             INDIA (3.8%)
             MAJOR TELECOMMUNICATIONS
     33,825  Videsh Sanchar Nigam Ltd. (ADR).........      324,720
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
     12,200  Mahanagar Telephone Nigam Ltd. (GDR)....       73,322
                                                       -----------
             TOTAL INDIA.............................      398,042
                                                       -----------
             ISRAEL (4.3%)
             AEROSPACE & DEFENSE
      5,721  Elbit Systems Ltd.......................      107,374
                                                       -----------
             MAJOR BANKS
     25,550  Bank Hapoalim Ltd.......................       54,952
     21,400  Bank Leumi Le-Israel....................       41,424
                                                       -----------
                                                            96,376
                                                       -----------
             MAJOR TELECOMMUNICATIONS
     31,410  Bezeq Israeli Telecommunication Corp.,
              Ltd....................................       42,383
                                                       -----------
             PHARMACEUTICALS: OTHER
      3,000  Teva Pharmaceutical Industries Ltd.
              (ADR)..................................      184,890
                                                       -----------
             TELECOMMUNICATION EQUIPMENT
      2,880  ECI Telecom Ltd.*.......................       15,466
                                                       -----------
             TOTAL ISRAEL............................      446,489
                                                       -----------
             MEXICO (12.1%)
             BEVERAGES: ALCOHOLIC
     62,800  Grupo Modelo S.A. de C.V. (Series C)....      140,999
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             BEVERAGES: NON-ALCOHOLIC
      3,380  Fomento Economico Mexicano, S.A. de C.V.
              (ADR)..................................  $   116,779
                                                       -----------
             BROADCASTING
      1,500  Grupo Televisa S.A. (GDR)*..............       64,770
                                                       -----------
             CONSTRUCTION MATERIALS
      3,232  Cemex S.A. de C.V. (ADR)................       79,830
                                                       -----------
             MAJOR TELECOMMUNICATIONS
      8,080  Telefonos de Mexico S.A. de C.V. (Series
              L) (ADR)...............................      282,962
                                                       -----------
             REGIONAL BANKS
    108,202  Grupo Financiero BBVA Bancomer, S.A. de
              C.V. (O shares)*.......................       98,904
                                                       -----------
             SPECIALTY STORES
    105,064  Wal-Mart de Mexico S.A. de C.V. (Series
              C)*....................................      247,277
                                                       -----------
             WIRELESS COMMUNICATIONS
     12,222  America Movil S.A. de C.V. (Series L)
              (ADR)..................................      238,085
                                                       -----------
             TOTAL MEXICO............................    1,269,606
                                                       -----------
             POLAND (1.0%)
             ELECTRICAL PRODUCTS
     12,400  Elektrim Spolka Akcyjna S.A.*...........       27,990
                                                       -----------
             MAJOR TELECOMMUNICATIONS
     11,900  Telekomunikacja Polska S.A. (ADR) -
              144A**.................................       41,650
                                                       -----------
             REGIONAL BANKS
      1,198  BRE Bank S.A............................       35,653
                                                       -----------
             TOTAL POLAND............................      105,293
                                                       -----------
             RUSSIA (1.9%)
             ELECTRIC UTILITIES
      2,325  Unified Energy Systems (ADR)............       36,299
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             INTEGRATED OIL
      1,625  Lukoil Holding Co. (ADR)................  $    80,031
                                                       -----------
             OIL & GAS PRODUCTION
      4,175  Surgutneftegaz (ADR)....................       65,026
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
      2,500  Rostelecom (ADR)........................       13,075
                                                       -----------
             TOTAL RUSSIA............................      194,431
                                                       -----------
             SOUTH AFRICA (10.0%)
             BEVERAGES: ALCOHOLIC
     12,072  South African Breweries PLC.............       79,474
                                                       -----------
             LIFE/HEALTH INSURANCE
     13,610  Liberty Group Ltd.......................       62,606
    125,010  Sanlam Ltd..............................       96,362
                                                       -----------
                                                           158,968
                                                       -----------
             OTHER METALS/MINERALS
     19,760  Anglo American PLC......................      301,669
                                                       -----------
             PRECIOUS METALS
      6,065  Anglo American Platinum Corporation
              Ltd....................................      225,820
      2,076  Anglogold Ltd...........................       73,006
                                                       -----------
                                                           298,826
                                                       -----------
             REAL ESTATE DEVELOPMENT
      5,577  Liberty International PLC...............       39,271
                                                       -----------
             REGIONAL BANKS
      9,488  Nedcor Ltd..............................       98,201
                                                       -----------
             SPECIALTY TELECOMMUNICATIONS
     18,750  Johnnic Holdings Ltd....................       68,750
                                                       -----------
             TOTAL SOUTH AFRICA......................    1,045,159
                                                       -----------
             SOUTH KOREA (23.9%)
             MAJOR BANKS
     16,588  Kookmin Bank............................      628,675
                                                       -----------

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             MAJOR TELECOMMUNICATIONS
      4,800  Korea Telecom Corp......................  $   182,466
     13,870  Korea Telecom Corp. (ADR)...............      281,977
                                                       -----------
                                                           464,443
                                                       -----------
             SEMICONDUCTORS
      1,288  Samsung Electronic Co...................      273,479
                                                       -----------
             STEEL
      5,610  Pohang Iron & Steel Co., Ltd............      520,868
                                                       -----------
             WIRELESS COMMUNICATIONS
      3,000  SK Telecom Co., Ltd.....................      611,872
                                                       -----------
             TOTAL SOUTH KOREA.......................    2,499,337
                                                       -----------
             TAIWAN (7.8%)
             COMPUTER PROCESSING HARDWARE
     41,689  Acer Inc. (GDR).........................      114,645
         90  Asustek Computer Inc. (GDR).............          398
                                                       -----------
                                                           115,043
                                                       -----------
             SEMICONDUCTORS
     40,966  Taiwan Semiconductor Manufacturing Co.,
              Ltd. (ADR)*............................      703,386
                                                       -----------
             TOTAL TAIWAN............................      818,429
                                                       -----------
             TURKEY (2.7%)
             CONSTRUCTION MATERIALS
  3,441,600  Akcansa Cimento A.S.....................       22,630
                                                       -----------
             ELECTRONICS/APPLIANCES
  4,702,500  Arcelik A.S.............................       49,118
      6,702  Vestel Elektronik Sanayi ve Ticaret A.S.
              (GDR) - 144A* **.......................       14,744
                                                       -----------
                                                            63,862
                                                       -----------
             FOOD RETAIL
    664,300  Migros Turk T.A.S.......................       56,875
                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
  SHARES                                                  VALUE

------------------------------------------------------------------

             REGIONAL BANKS
 13,187,200  Akbank T.A.S............................  $    41,549
  8,988,512  Turkiye Is Bankasi (C Shares)...........       49,868
 15,746,550  Yapi ve Kredi Bankasi A.S.*.............       47,995
                                                       -----------
                                                           139,412
                                                       -----------
             TOTAL TURKEY............................      282,779
                                                       -----------
             VENEZUELA (0.2%)
             MAJOR TELECOMMUNICATIONS
      1,202  Compania Anonima Nacional Telefonos de
              Venezuela (CANTV) (ADR) (Class D)......       16,888
                                                       -----------

  TOTAL INVESTMENTS
   (COST $11,191,461) (a).................    94.4%   9,876,996
  OTHER ASSETS IN EXCESS OF LIABILITIES...     5.6      587,844
                                            ------  -----------
  NET ASSETS..............................   100.0% $10,464,840
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,498,680 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,813,145, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,314,465.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT
DECEMBER 31, 2001:
      CONTRACTS           IN EXCHANGE      DELIVERY       UNREALIZED
     TO DELIVER               FOR            DATE        DEPRECIATION
----------------------------------------------------------------------
      $176,184           MXN 1,600,000    01/02/2002       $(1,034)

CURRENCY ABBREVIATION:

MXN  Mexican Peso.

                       SEE NOTES TO FINANCIAL STATEMENTS

Emerging Markets
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                      PERCENT OF
INDUSTRY                                    VALUE     NET ASSETS

----------------------------------------------------------------

Aerospace & Defense.....................  $  107,374     1.0%
Beverages: Alcoholic....................     398,031     3.8
Beverages: Non-Alcoholic................     145,347     1.4
Broadcasting............................      64,770     0.6
Computer Processing Hardware............     403,522     3.8
Construction Materials..................     102,460     1.0
Electric Utilities......................     300,256     2.9
Electrical Products.....................      27,990     0.3
Electronics/Appliances..................      63,863     0.6
Food Retail.............................      56,875     0.5
Integrated Oil..........................     706,633     6.8
Investment Trusts/Mutual Funds..........     106,261     1.0
Life/Health Insurance...................     158,968     1.5
Major Banks.............................     725,052     6.9
Major Telecommunications................   1,523,887    14.6
Miscellaneous Commercial Services.......      58,060     0.6
Oil & Gas Production....................      65,026     0.6
Other Metals/Minerals...................     507,953     4.8
Pharmaceuticals: Other..................     184,890     1.8

                                                      PERCENT OF
INDUSTRY                                    VALUE     NET ASSETS

----------------------------------------------------------------

Precious Metals.........................  $  298,826     2.9%
Pulp & Paper............................      61,812     0.6
Real Estate Development.................      39,271     0.4
Regional Banks..........................     628,585     6.0
Semiconductors..........................     976,866     9.3
Specialty Stores........................     247,277     2.4
Specialty Telecommunications............     242,237     2.3
Steel...................................     520,867     5.0
Telecommunication Equipment.............      15,466     0.1
Wireless Communications.................   1,138,571    10.9
                                          ----------    ----
                                          $9,876,996    94.4%
                                          ==========    ====

TYPE OF INVESTMENT

----------------------------------------------------------------

Common Stocks...........................  $9,310,337    89.0%
Preferred Stocks........................     566,659     5.4
                                          ----------    ----
                                          $9,876,996    94.4%
                                          ==========    ====

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been intentionally left blank.)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                           NORTH
                                          AMERICAN
                              MONEY      GOVERNMENT  DIVERSIFIED    BALANCED
                              MARKET     SECURITIES    INCOME        GROWTH      UTILITIES
                           ------------  ----------  -----------  ------------  ------------
ASSETS:
Investments in
 securities, at value*...  $207,142,471  $5,835,627  $63,795,921  $131,154,458  $131,095,780
Cash.....................         3,407      27,500       61,757        71,545           367
Receivable for:
  Investments sold.......       --           --          --            557,026       --
  Shares of beneficial
   interest sold.........       225,750      --           58,964        56,063        76,335
  Dividends..............       --           --          --             73,610       275,693
  Interest/principal
   paydowns..............        68,772      40,909    1,206,733       422,733       168,916
  Foreign withholding
   taxes reclaimed.......       --           --          --            --              8,371
  Variation margin.......       --           --            6,469       --            --
Unrealized appreciation
 on open forward foreign
 currency contracts......       --           --            7,209       --            --
Prepaid expenses and
 other assets............            71         141        1,427         2,256         3,666
                           ------------  ----------  -----------  ------------  ------------
    TOTAL ASSETS.........   207,440,471   5,904,177   65,138,480   132,337,691   131,629,128
                           ------------  ----------  -----------  ------------  ------------
LIABILITIES:
Payable for:
  Investments
   purchased.............       --           --        4,459,378     7,729,519       --
  Shares of beneficial
   interest
   repurchased...........       173,798         979       26,294        44,054        73,600
  Distribution fee.......         6,433      --              785         1,700         2,553
  Investment management
   fee...................        88,859       3,255       20,662        62,919        71,541
Accrued expenses and
 other payables..........        25,732      20,064       27,358        34,469        45,929
                           ------------  ----------  -----------  ------------  ------------
    TOTAL LIABILITIES....       294,822      24,298    4,534,477     7,872,661       193,623
                           ------------  ----------  -----------  ------------  ------------
    NET ASSETS...........  $207,145,649  $5,879,879  $60,604,003  $124,465,030  $131,435,505
                           ============  ==========  ===========  ============  ============
COMPOSITION OF NET
 ASSETS:
Paid-in-capital..........  $207,145,587  $5,912,148  $88,290,920  $120,772,136  $140,970,919
Accumulated undistributed
 net investment income
 (net investment loss)...            62       1,223     (694,723)      (13,011)       (7,155)
Accumulated net realized
 loss....................       --          (82,902)  (5,610,356)   (9,210,304)  (21,280,499)
Net unrealized
 appreciation
 (depreciation)..........       --           49,410  (21,381,838)   12,916,209    11,752,240
                           ------------  ----------  -----------  ------------  ------------
    NET ASSETS...........  $207,145,649  $5,879,879  $60,604,003  $124,465,030  $131,435,505
                           ============  ==========  ===========  ============  ============
    *COST................  $207,142,471  $5,786,218  $85,208,008  $118,213,782  $119,343,540
                           ============  ==========  ===========  ============  ============
CLASS X SHARES:
Net Assets...............  $175,956,755  $5,879,879  $56,744,967  $116,002,177  $118,964,026
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................   175,956,708     583,425    8,119,726     7,935,298     6,958,517
    NET ASSET VALUE PER
     SHARE...............  $       1.00  $    10.08  $      6.99  $      14.62  $      17.10
                           ============  ==========  ===========  ============  ============
CLASS Y SHARES:
Net Assets...............  $ 31,188,894      --      $ 3,859,036  $  8,462,853  $ 12,471,479
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    31,188,879      --          553,296       579,932       729,859
    NET ASSET VALUE PER
     SHARE...............  $       1.00      --      $      6.97  $      14.59  $      17.09
                           ============              ===========  ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

                             DIVIDEND    VALUE-ADDED                   AMERICAN       MID-CAP        GLOBAL      DEVELOPING
                              GROWTH        MARKET        GROWTH     OPPORTUNITIES     EQUITY        EQUITY        GROWTH
                           ------------  ------------  ------------  -------------  ------------  ------------  ------------
ASSETS:
Investments in
 securities, at value*...  $548,643,930  $193,636,145  $ 84,673,335  $497,832,044   $ 66,904,661  $122,647,007  $ 88,547,529
Cash.....................       --                264           226           629        --                331           154
Receivable for:
  Investments sold.......     1,630,941       692,443       537,610     1,997,612        --            612,591       280,660
  Shares of beneficial
   interest sold.........       158,599       105,164        19,894       134,154         97,954        37,246        53,931
  Dividends..............       632,490       226,714        62,236       263,193          7,447        45,713        27,118
  Interest/principal
   paydowns..............           211           170            76           660             17           257           109
  Foreign withholding
   taxes reclaimed.......       --            --            --              3,628        --            107,845       --
  Variation margin.......       --            --            --            586,525        --            --            --
Unrealized appreciation
 on open forward foreign
 currency contracts......       --            --            --            --             --            --            --
Prepaid expenses and
 other assets............            55         1,809         1,793         6,752             19         1,909         2,398
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    TOTAL ASSETS.........   551,066,226   194,662,709    85,295,170   500,825,197     67,010,098   123,452,899    88,911,899
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
LIABILITIES:
Payable for:
  Investments
   purchased.............       --          1,595,571       652,169     6,399,519        --            699,605       275,466
  Shares of beneficial
   interest
   repurchased...........       378,143        71,852        68,754       290,468         43,217        23,220        65,886
  Distribution fee.......         4,608         2,203           906         6,409          2,333           792           593
  Investment management
   fee...................       285,538        80,791        57,819       263,691         42,148       104,002        37,256
Accrued expenses and
 other payables..........        58,269        45,849        35,974        85,357         23,642        53,411        46,441
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    TOTAL LIABILITIES....       726,558     1,796,266       815,622     7,045,444        111,340       881,030       425,642
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    NET ASSETS...........  $550,339,668  $192,866,443  $ 84,479,548  $493,779,753   $ 66,898,758  $122,571,869  $ 88,486,257
                           ============  ============  ============  ============   ============  ============  ============
COMPOSITION OF NET
 ASSETS:
Paid-in-capital..........  $635,939,432  $150,393,244  $107,623,893  $694,310,887   $141,490,719  $126,041,325  $125,534,878
Accumulated undistributed
 net investment income
 (net investment loss)...            26     2,101,216       --          2,660,905        --             74,049       --
Accumulated net realized
 loss....................  (138,966,645)     (639,351)  (22,016,674) (222,240,212)   (46,784,601)   (7,155,224)  (40,385,948)
Net unrealized
 appreciation
 (depreciation)..........    53,366,855    41,011,334    (1,127,671)   19,048,173    (27,807,360)    3,611,719     3,337,327
                           ------------  ------------  ------------  ------------   ------------  ------------  ------------
    NET ASSETS...........  $550,339,668  $192,866,443  $ 84,479,548  $493,779,753   $ 66,898,758  $122,571,869  $ 88,486,257
                           ============  ============  ============  ============   ============  ============  ============
    *COST................  $495,277,075  $152,624,811  $ 85,801,006  $478,795,330   $ 94,712,021  $119,032,186  $ 85,210,202
                           ============  ============  ============  ============   ============  ============  ============
CLASS X SHARES:
Net Assets...............  $527,737,609  $181,881,337  $ 80,096,245  $463,011,757   $ 55,488,279  $118,747,297  $ 85,513,070
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    35,872,504     9,510,715     5,175,378    30,885,194      5,667,851     9,284,843     5,340,594
    NET ASSET VALUE PER
     SHARE...............  $      14.71  $      19.12  $      15.48  $      14.99   $       9.79  $      12.79  $      16.01
                           ============  ============  ============  ============   ============  ============  ============
CLASS Y SHARES:
Net Assets...............  $ 22,602,059  $ 10,985,106  $  4,383,303  $ 30,767,996   $ 11,410,479  $  3,824,572  $  2,973,187
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................     1,538,083       576,625       284,319     2,060,509      1,169,918       300,065       186,389
    NET ASSET VALUE PER
     SHARE...............  $      14.69  $      19.05  $      15.42  $      14.93   $       9.75  $      12.75  $      15.95
                           ============  ============  ============  ============   ============  ============  ============


                            EMERGING
                             MARKETS
                           -----------
ASSETS:
Investments in
 securities, at value*...  $ 9,876,996
Cash.....................      601,355
Receivable for:
  Investments sold.......      --
  Shares of beneficial
   interest sold.........      --
  Dividends..............       16,703
  Interest/principal
   paydowns..............      --
  Foreign withholding
   taxes reclaimed.......          101
  Variation margin.......      --
Unrealized appreciation
 on open forward foreign
 currency contracts......      --
Prepaid expenses and
 other assets............           51
                           -----------
    TOTAL ASSETS.........   10,495,206
                           -----------
LIABILITIES:
Payable for:
  Investments
   purchased.............      --
  Shares of beneficial
   interest
   repurchased...........        1,345
  Distribution fee.......      --
  Investment management
   fee...................       10,939
Accrued expenses and
 other payables..........       18,082
                           -----------
    TOTAL LIABILITIES....       30,366
                           -----------
    NET ASSETS...........  $10,464,840
                           ===========
COMPOSITION OF NET
 ASSETS:
Paid-in-capital..........  $12,056,195
Accumulated undistributed
 net investment income
 (net investment loss)...      181,617
Accumulated net realized
 loss....................     (457,783)
Net unrealized
 appreciation
 (depreciation)..........   (1,315,189)
                           -----------
    NET ASSETS...........  $10,464,840
                           ===========
    *COST................  $11,191,461
                           ===========
CLASS X SHARES:
Net Assets...............  $10,464,840
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................    1,049,028
    NET ASSET VALUE PER
     SHARE...............  $      9.98
                           ===========
CLASS Y SHARES:
Net Assets...............      --
Shares Outstanding
 (unlimited authorized
 shares of $.01 par
 value)..................      --
    NET ASSET VALUE PER
     SHARE...............      --

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                         NORTH
                                        AMERICAN
                             MONEY     GOVERNMENT  DIVERSIFIED   BALANCED
                             MARKET    SECURITIES    INCOME       GROWTH      UTILITIES
                           ----------  ----------  -----------  -----------  ------------
INVESTMENT INCOME:
INCOME
  Interest...............  $7,395,493   $346,856   $ 5,231,231  $ 2,693,752  $  1,010,033
  Dividends..............      --         --            10,713    1,768,192     3,574,875*
                           ----------   --------   -----------  -----------  ------------
    TOTAL INCOME.........   7,395,493    346,856     5,241,944    4,461,944     4,584,908
                           ----------   --------   -----------  -----------  ------------
EXPENSES
  Investment management
   fee...................     896,016     43,564       263,062      745,498     1,047,937
  Distribution fee
   (Class Y shares)......      39,963     --             4,849       11,513        25,313
  Custodian fees.........      14,899      4,971        16,056       22,577        24,430
  Professional fees......      14,897     25,964        23,427       20,079        18,834
  Shareholder reports and
   notices...............       2,741        424         7,676        6,533        10,374
  Trustees' fees and
   expenses..............         416     --               206          583           848
  Transfer agent fees and
   expenses..............         500        500           500          500           500
  Other..................       2,013      2,951        12,209        4,447         2,740
                           ----------   --------   -----------  -----------  ------------
    TOTAL EXPENSES.......     971,445     78,374       327,985      811,730     1,130,976
                           ----------   --------   -----------  -----------  ------------
    NET INVESTMENT INCOME
     (LOSS)..............   6,424,048    268,482     4,913,959    3,650,214     3,453,932
                           ----------   --------   -----------  -----------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............      --             36    (4,430,322)  (6,033,178)  (20,470,833)
  Futures contracts......      --         --           117,019       14,653       --
  Foreign exchange
   transactions..........      --         --           (39,015)     --            --
                           ----------   --------   -----------  -----------  ------------
      NET GAIN (LOSS)....      --             36    (4,352,318)  (6,018,525)  (20,470,833)
                           ----------   --------   -----------  -----------  ------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
 ON:
  Investments............      --         61,212    (3,540,152)   3,610,109   (32,478,677)
  Future contracts.......      --         --            22,580      (24,466)      --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............      --         --           132,002      --            --
                           ----------   --------   -----------  -----------  ------------
      NET APPRECIATION
       (DEPRECIATION)....      --         61,212    (3,385,570)   3,585,643   (32,478,677)
                           ----------   --------   -----------  -----------  ------------
      NET GAIN (LOSS)....      --         61,248    (7,737,888)  (2,432,882)  (52,949,510)
                           ----------   --------   -----------  -----------  ------------
NET INCREASE
 (DECREASE)..............  $6,424,048   $329,730   $(2,823,929) $ 1,217,332  $(49,495,578)
                           ==========   ========   ===========  ===========  ============

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $17,670, $145,404, $4,734, $501,
      $12,403, $143,746, $1,510 AND $22,928, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             DIVIDEND    VALUE-ADDED                  AMERICAN       MID-CAP        GLOBAL      DEVELOPING
                              GROWTH       MARKET        GROWTH     OPPORTUNITIES     EQUITY        EQUITY        GROWTH
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
INVESTMENT INCOME:
INCOME
  Interest...............  $    198,270  $   214,524  $     69,804  $   2,879,851  $     85,118  $    332,840  $    159,231
  Dividends..............    14,063,286*   2,915,822*      753,331*     3,694,929*       51,505     1,584,279*      391,513*
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
    TOTAL INCOME.........    14,261,556    3,130,346       823,135      6,574,780       136,623     1,917,119       550,744
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
EXPENSES
  Investment management
   fee...................     3,586,098      940,986       806,467      3,681,857       608,192     1,413,172       512,814
  Distribution fee
   (Class Y shares)......        30,563       12,999         8,729         58,198        19,727         6,644         5,918
  Custodian fees.........        43,511       24,843        32,836         97,379         6,602        56,244        57,054
  Professional fees......        18,774       16,406        17,585         20,445        14,699        20,197        21,277
  Shareholder reports and
   notices...............        21,791       11,219         7,807         46,138        14,559        16,112        15,769
  Trustees' fees and
   expenses..............         2,718          934           519          3,393           441           719           609
  Transfer agent fees and
   expenses..............           500          500           500            500           500           500           500
  Other..................         4,518       20,680         1,362          5,534         1,431        11,742         1,610
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
    TOTAL EXPENSES.......     3,708,473    1,028,567       875,805      3,913,444       666,151     1,525,330       615,551
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
    NET INVESTMENT INCOME
     (LOSS)..............    10,553,083    2,101,779       (52,670)     2,661,336      (529,528)      391,789       (64,807)
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............   (41,196,110)    (637,563)  (17,176,498)  (186,433,347)  (39,078,615)   (7,005,682)  (39,736,895)
  Futures contracts......       --           --            --          (4,531,547)      --            --            --
  Foreign exchange
   transactions..........       --           --            --                (413)      --            (62,127)      --
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
      NET GAIN (LOSS)....   (41,196,110)    (637,563)  (17,176,498)  (190,965,307)  (39,078,615)   (7,067,809)  (39,736,895)
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
 ON:
  Investments............    (3,965,420)  (5,259,173)   (3,560,062)   (54,539,651)   (5,424,842)  (22,240,167)    3,402,756
  Future contracts.......       --           --            --              11,516       --            --            --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       --           --            --                  54       --            (20,148)      --
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
      NET APPRECIATION
       (DEPRECIATION)....    (3,965,420)  (5,259,173)   (3,560,062)   (54,528,081)   (5,424,842)  (22,260,315)    3,402,756
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
      NET GAIN (LOSS)....   (45,161,530)  (5,896,736)  (20,736,560)  (245,493,388)  (44,503,457)  (29,328,124)  (36,334,139)
                           ------------  -----------  ------------  -------------  ------------  ------------  ------------
NET INCREASE
 (DECREASE)..............  $(34,608,447) $(3,794,957) $(20,789,230) $(242,832,052) $(45,032,985) $(28,936,335) $(36,398,946)
                           ============  ===========  ============  =============  ============  ============  ============


                           EMERGING
                            MARKETS
                           ---------
INVESTMENT INCOME:
INCOME
  Interest...............  $   7,539
  Dividends..............    351,331*
                           ---------
    TOTAL INCOME.........    358,870
                           ---------
EXPENSES
  Investment management
   fee...................    143,146
  Distribution fee
   (Class Y shares)......     --
  Custodian fees.........      5,602
  Professional fees......     17,815
  Shareholder reports and
   notices...............      3,702
  Trustees' fees and
   expenses..............     --
  Transfer agent fees and
   expenses..............        500
  Other..................      5,886
                           ---------
    TOTAL EXPENSES.......    176,651
                           ---------
    NET INVESTMENT INCOME
     (LOSS)..............    182,219
                           ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
  Investments............   (260,166)
  Futures contracts......     --
  Foreign exchange
   transactions..........     (4,504)
                           ---------
      NET GAIN (LOSS)....   (264,670)
                           ---------
NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION
 ON:
  Investments............   (438,880)
  Future contracts.......     --
  Translation of forward
   foreign currency
   contracts, other
   assets and liabilities
   denominated in foreign
   currencies............       (772)
                           ---------
      NET APPRECIATION
       (DEPRECIATION)....   (439,652)
                           ---------
      NET GAIN (LOSS)....   (704,322)
                           ---------
NET INCREASE
 (DECREASE)..............  $(522,103)
                           =========

---------------------

 *    NET OF FOREIGN WITHHOLDING TAX OF $17,670, $145,404, $4,734, $501,
      $12,403, $143,746, $1,510 AND $22,928, RESPECTIVELY.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          NORTH AMERICAN
                                                  MONEY MARKET                        GOVERNMENT SECURITIES
                                     ---------------------------------------  --------------------------------------
                                        FOR THE YEAR        FOR THE YEAR         FOR THE YEAR        FOR THE YEAR
                                           ENDED                ENDED               ENDED               ENDED
                                     DECEMBER 31, 2001   DECEMBER 31, 2000*   DECEMBER 31, 2001   DECEMBER 31, 2000
                                     ------------------  -------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income............     $  6,424,048         $  7,088,611         $   268,482         $   444,202
  Net realized gain (loss).........        --                          16                  36              (5,971)
  Net change in unrealized
   appreciation/depreciation.......        --                   --                     61,212              83,936
                                        ------------         ------------         -----------         -----------
    NET INCREASE (DECREASE)........        6,424,048            7,088,627             329,730             522,167
                                        ------------         ------------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X shares...................       (5,968,867)          (7,062,455)           (320,415)           (491,109)
  Class Y shares...................         (455,198)             (26,096)          --                  --
Net realized gain
  Class X shares...................        --                         (16)          --                  --
  Class Y shares...................        --                   --                  --                  --
Paid-in-capital
  Class X shares...................        --                   --                  --                  --
  Class Y shares...................        --                   --                  --                  --
                                        ------------         ------------         -----------         -----------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS.................       (6,424,065)          (7,088,567)           (320,415)           (491,109)
                                        ------------         ------------         -----------         -----------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............       86,197,737          (14,727,371)         (1,806,114)         (1,775,022)
                                        ------------         ------------         -----------         -----------
    TOTAL INCREASE (DECREASE)......       86,197,720          (14,727,311)         (1,796,799)         (1,743,964)
NET ASSETS:
Beginning of period................      120,947,929          135,675,240           7,676,678           9,420,642
                                        ------------         ------------         -----------         -----------
END OF PERIOD......................     $207,145,649         $120,947,929         $ 5,879,879         $ 7,676,678
                                        ============         ============         ===========         ===========
ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME (NET INVESTMENT
 LOSS).............................     $         62         $         79         $     1,223         $    42,166
                                        ============         ============         ===========         ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                               DIVERSIFIED INCOME                         BALANCED GROWTH
                                     ---------------------------------------  ---------------------------------------
                                        FOR THE YEAR        FOR THE YEAR         FOR THE YEAR        FOR THE YEAR
                                           ENDED                ENDED               ENDED                ENDED
                                     DECEMBER 31, 2001   DECEMBER 31, 2000*   DECEMBER 31, 2001   DECEMBER 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income............      $ 4,913,959         $  6,949,499        $  3,650,214         $  3,909,024
  Net realized gain (loss).........       (4,352,318)          (2,547,202)         (6,018,525)          (2,161,143)
  Net change in unrealized
   appreciation/depreciation.......       (3,385,570)          (7,995,556)          3,585,643            5,279,732
                                         -----------         ------------        ------------         ------------
    NET INCREASE (DECREASE)........       (2,823,929)          (3,593,259)          1,217,332            7,027,613
                                         -----------         ------------        ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X shares...................       (3,584,851)          (5,910,382)         (3,520,286)          (4,215,233)
  Class Y shares...................         (120,962)              (9,270)           (150,033)             (12,058)
Net realized gain
  Class X shares...................        --                   --                  --                    (946,223)
  Class Y shares...................        --                   --                  --                   --
Paid-in-capital
  Class X shares...................         (822,504)            (795,995)          --                   --
  Class Y shares...................          (27,753)              (1,249)          --                   --
                                         -----------         ------------        ------------         ------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS.................       (4,556,070)          (6,716,896)         (3,670,319)          (5,173,514)
                                         -----------         ------------        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............       (2,060,952)          (5,915,309)          4,551,542           (7,786,850)
                                         -----------         ------------        ------------         ------------
    TOTAL INCREASE (DECREASE)......       (9,440,951)         (16,225,464)          2,098,555           (5,932,751)
NET ASSETS:
Beginning of period................       70,044,954           86,270,418         122,366,475          128,299,226
                                         -----------         ------------        ------------         ------------
END OF PERIOD......................      $60,604,003         $ 70,044,954        $124,465,030         $122,366,475
                                         ===========         ============        ============         ============
ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME (NET INVESTMENT
 LOSS).............................      $  (694,723)        $   (543,690)       $    (13,011)           --
                                         ===========         ============        ============         ============

                                                    UTILITIES
                                     ---------------------------------------
                                        FOR THE YEAR        FOR THE YEAR
                                           ENDED                ENDED
                                     DECEMBER 31, 2001   DECEMBER 31, 2000*
                                     ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income............     $  3,453,932         $  2,828,259
  Net realized gain (loss).........      (20,470,833)           2,581,074
  Net change in unrealized
   appreciation/depreciation.......      (32,478,677)         (11,950,322)
                                        ------------         ------------
    NET INCREASE (DECREASE)........      (49,495,578)          (6,540,989)
                                        ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X shares...................       (3,259,412)          (2,956,945)
  Class Y shares...................         (234,095)             (27,350)
Net realized gain
  Class X shares...................       (3,115,319)         (10,463,977)
  Class Y shares...................         (223,194)           --
Paid-in-capital
  Class X shares...................        --                   --
  Class Y shares...................        --                   --
                                        ------------         ------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS.................       (6,832,020)         (13,448,272)
                                        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............      (14,220,570)          56,604,520
                                        ------------         ------------
    TOTAL INCREASE (DECREASE)......      (70,548,168)          36,615,259
NET ASSETS:
Beginning of period................      201,983,673          165,368,414
                                        ------------         ------------
END OF PERIOD......................     $131,435,505         $201,983,673
                                        ============         ============
ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME (NET INVESTMENT
 LOSS).............................     $     (7,155)           --
                                        ============         ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                 DIVIDEND GROWTH                        VALUE-ADDED MARKET
                                     ---------------------------------------  ---------------------------------------
                                        FOR THE YEAR        FOR THE YEAR         FOR THE YEAR        FOR THE YEAR
                                           ENDED                ENDED               ENDED                ENDED
                                     DECEMBER 31, 2001   DECEMBER 31, 2000*   DECEMBER 31, 2001   DECEMBER 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....     $ 10,553,083        $  12,470,263        $  2,101,779         $  2,337,123
  Net realized gain (loss).........      (41,196,110)         (87,564,788)           (637,563)          10,376,406
  Net change in unrealized
   appreciation/depreciation.......       (3,965,420)          95,777,039          (5,259,173)           6,646,477
                                        ------------        -------------        ------------         ------------
    NET INCREASE (DECREASE)........      (34,608,447)          20,682,514          (3,794,957)          19,360,006
                                        ------------        -------------        ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X shares...................      (10,319,773)         (13,521,553)         (1,701,977)            (790,413)
  Class Y shares...................         (233,284)             (14,094)            (44,343)           --
Net realized gain
  Class X shares...................        --                (135,437,034)        (10,102,756)         (16,263,313)
  Class Y shares...................        --                   --                   (264,950)           --
                                        ------------        -------------        ------------         ------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS.................      (10,553,057)        (148,972,681)        (12,114,026)         (17,053,726)
                                        ------------        -------------        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............      (26,747,531)           7,727,374          20,998,125           (4,237,007)
                                        ------------        -------------        ------------         ------------
    TOTAL INCREASE (DECREASE)......      (71,909,035)        (120,562,793)          5,089,142           (1,930,727)
NET ASSETS:
Beginning of period................      622,248,703          742,811,496         187,777,301          189,708,028
                                        ------------        -------------        ------------         ------------
END OF PERIOD......................     $550,339,668        $ 622,248,703        $192,866,443         $187,777,301
                                        ============        =============        ============         ============
 ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME.................     $         26            --               $  2,101,216         $  1,746,316
                                        ============        =============        ============         ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                     GROWTH                           AMERICAN OPPORTUNITIES
                                     ---------------------------------------  ---------------------------------------
                                        FOR THE YEAR        FOR THE YEAR         FOR THE YEAR        FOR THE YEAR
                                           ENDED                ENDED               ENDED                ENDED
                                     DECEMBER 31, 2001   DECEMBER 31, 2000*   DECEMBER 31, 2001   DECEMBER 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....     $    (52,670)        $   (130,376)       $   2,661,336        $  1,493,449
  Net realized gain (loss).........      (17,176,498)           1,539,979         (190,965,307)        126,978,811
  Net change in unrealized
   appreciation/depreciation.......       (3,560,062)         (21,636,242)         (54,528,081)       (171,621,941)
                                        ------------         ------------        -------------        ------------
    NET INCREASE (DECREASE)........      (20,789,230)         (20,226,639)        (242,832,052)        (43,149,681)
                                        ------------         ------------        -------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X shares...................        --                   --                  (1,435,727)          --
  Class Y shares...................        --                   --                     (55,819)          --
Net realized gain
  Class X shares...................       (5,952,539)          (7,192,511)        (147,429,966)        (71,766,306)
  Class Y shares...................         (225,786)           --                  (6,450,620)          --
                                        ------------         ------------        -------------        ------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS.................       (6,178,325)          (7,192,511)        (155,372,132)        (71,766,306)
                                        ------------         ------------        -------------        ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............      (23,997,827)          66,165,183           45,082,641         193,066,734
                                        ------------         ------------        -------------        ------------
    TOTAL INCREASE (DECREASE)......      (50,965,382)          38,746,033         (353,121,543)         78,150,747
NET ASSETS:
Beginning of period................      135,444,930           96,698,897          846,901,296         768,750,549
                                        ------------         ------------        -------------        ------------
END OF PERIOD......................     $ 84,479,548         $135,444,930        $ 493,779,753        $846,901,296
                                        ============         ============        =============        ============
 ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME.................        --                   --               $   2,660,905        $  1,491,526
                                        ============         ============        =============        ============

                                                 MID-CAP EQUITY                            GLOBAL EQUITY
                                     ---------------------------------------  ---------------------------------------
                                        FOR THE YEAR        FOR THE YEAR         FOR THE YEAR        FOR THE YEAR
                                           ENDED                ENDED               ENDED                ENDED
                                     DECEMBER 31, 2001   DECEMBER 31, 2000*   DECEMBER 31, 2001   DECEMBER 31, 2000*
                                     ------------------  -------------------  ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....     $   (529,528)        $   (597,425)       $    391,789         $  1,241,319
  Net realized gain (loss).........      (39,078,615)          (7,680,734)         (7,067,809)          14,265,031
  Net change in unrealized
   appreciation/depreciation.......       (5,424,842)         (47,563,571)        (22,260,315)         (26,562,155)
                                        ------------         ------------        ------------         ------------
    NET INCREASE (DECREASE)........      (45,032,985)         (55,841,730)        (28,936,335)         (11,055,805)
                                        ------------         ------------        ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X shares...................        --                   --                   (987,392)            (564,063)
  Class Y shares...................        --                   --                    (19,263)           --
Net realized gain
  Class X shares...................        --                  (9,796,856)        (13,996,765)         (11,783,182)
  Class Y shares...................        --                   --                   (279,401)           --
                                        ------------         ------------        ------------         ------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS.................        --                  (9,796,856)        (15,282,821)         (12,347,245)
                                        ------------         ------------        ------------         ------------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............       (9,954,181)         102,575,986          (5,615,209)          22,066,278
                                        ------------         ------------        ------------         ------------
    TOTAL INCREASE (DECREASE)......      (54,987,166)          36,937,400         (49,834,365)          (1,336,772)
NET ASSETS:
Beginning of period................      121,885,924           84,948,524         172,406,234          173,743,006
                                        ------------         ------------        ------------         ------------
END OF PERIOD......................     $ 66,898,758         $121,885,924        $122,571,869         $172,406,234
                                        ============         ============        ============         ============

 ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME.................        --                   --               $     74,049         $    645,666
                                        ============         ============        ============         ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                DEVELOPING GROWTH                        EMERGING MARKETS
                                     ---------------------------------------  --------------------------------------
                                        FOR THE YEAR        FOR THE YEAR         FOR THE YEAR        FOR THE YEAR
                                           ENDED                ENDED               ENDED               ENDED
                                     DECEMBER 31, 2001   DECEMBER 31, 2000*   DECEMBER 31, 2001   DECEMBER 31, 2000
                                     ------------------  -------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....     $    (64,807)        $  1,128,945         $   182,219         $   (22,655)
  Net realized gain (loss).........      (39,736,895)          17,093,144            (264,670)          4,157,280
  Net change in unrealized
   appreciation/depreciation.......        3,402,756          (63,017,455)           (439,652)         (9,766,935)
                                        ------------         ------------         -----------         -----------
    NET DECREASE...................      (36,398,946)         (44,795,366)           (522,103)         (5,632,310)
                                        ------------         ------------         -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income
  Class X shares...................       (1,094,843)              (9,373)          --                  --
  Class Y shares...................          (26,859)           --                  --                  --
Net realized gain
  Class X shares...................      (17,180,796)         (30,566,098)          --                  --
  Class Y shares...................         (435,878)           --                  --                  --
                                        ------------         ------------         -----------         -----------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS.................      (18,738,376)         (30,575,471)          --                  --
                                        ------------         ------------         -----------         -----------
Net increase (decrease) from
 transactions in shares of
 beneficial interest...............         (732,345)          59,131,718          (2,235,744)         (4,033,820)
                                        ------------         ------------         -----------         -----------
    TOTAL DECREASE.................      (55,869,667)         (16,239,119)         (2,757,847)         (9,666,130)
NET ASSETS:
Beginning of period................      144,355,924          160,595,043          13,222,687          22,888,817
                                        ------------         ------------         -----------         -----------
END OF PERIOD......................     $ 88,486,257         $144,355,924         $10,464,840         $13,222,687
                                        ============         ============         ===========         ===========
ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME (NET INVESTMENT
 LOSS).............................        --                $  1,121,702         $   181,617         $    (2,382)
                                        ============         ============         ===========         ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                                      NORTH AMERICAN
                                          MONEY MARKET                            GOVERNMENT SECURITIES
                           -------------------------------------------  ------------------------------------------
                               FOR THE YEAR          FOR THE YEAR           FOR THE YEAR          FOR THE YEAR
                                  ENDED                  ENDED                 ENDED                 ENDED
                            DECEMBER 31, 2001     DECEMBER 31, 2000*     DECEMBER 31, 2001     DECEMBER 31, 2000
                           --------------------  ---------------------  --------------------  --------------------
CLASS X SHARES
SHARES
Sold.....................       156,518,594            106,633,555               33,141                 2,879
Reinvestment of dividends
 and distributions.......         5,968,867              7,062,471               31,714                49,182
Redeemed.................      (104,805,157)          (131,096,843)            (242,897)             (229,547)
                              -------------          -------------          -----------           -----------
NET INCREASE (DECREASE) -
 CLASS X.................        57,682,304            (17,400,817)            (178,042)             (177,486)
                              =============          =============          ===========           ===========
AMOUNT
Sold.....................     $ 156,518,594          $ 106,633,555          $   336,233           $    28,828
Reinvestment of dividends
 and distributions.......         5,968,867              7,062,471              320,415               491,108
Redeemed.................      (104,805,157)          (131,096,843)          (2,462,762)           (2,294,958)
                              -------------          -------------          -----------           -----------
NET INCREASE (DECREASE) -
 CLASS X.................     $  57,682,304          $ (17,400,817)         $(1,806,114)          $(1,775,022)
                              =============          =============          ===========           ===========
CLASS Y SHARES
SHARES
Sold.....................        41,730,692              3,997,869            --                    --
Reinvestment of dividends
 and distributions.......           455,198                 26,095            --                    --
Redeemed.................       (13,670,457)            (1,350,518)           --                    --
                              -------------          -------------          -----------           -----------
NET INCREASE - CLASS Y...        28,515,433              2,673,446            --                    --
                              =============          =============          ===========           ===========
AMOUNT
Sold.....................     $  41,730,692          $   3,997,869            --                    --
Reinvestment of dividends
 and distributions.......           455,198                 26,095            --                    --
Redeemed.................       (13,670,457)            (1,350,518)           --                    --
                              -------------          -------------          -----------           -----------
NET INCREASE - CLASS Y...     $  28,515,433          $   2,673,446            --                    --
                              =============          =============          ===========           ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                       DIVERSIFIED INCOME                             BALANCED GROWTH
                           -------------------------------------------  -------------------------------------------
                               FOR THE YEAR          FOR THE YEAR           FOR THE YEAR          FOR THE YEAR
                                  ENDED                  ENDED                 ENDED                  ENDED
                            DECEMBER 31, 2001     DECEMBER 31, 2000*     DECEMBER 31, 2001     DECEMBER 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
CLASS X SHARES
SHARES
Sold.....................         1,056,505             1,223,990              1,005,857             1,223,181
Reinvestment of dividends
 and distributions.......           600,798               799,832                242,190               370,408
Redeemed.................        (2,411,769)           (2,777,332)            (1,430,042)           (2,248,801)
                               ------------          ------------           ------------          ------------
NET INCREASE (DECREASE) -
 CLASS X.................          (754,466)             (753,510)              (181,995)             (655,212)
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $  7,955,121          $ 10,526,505           $ 15,076,205          $ 17,261,110
Reinvestment of dividends
 and distributions.......         4,407,355             6,706,377              3,520,286             5,161,456
Redeemed.................       (17,914,208)          (23,763,158)           (21,226,722)          (31,612,563)
                               ------------          ------------           ------------          ------------
NET INCREASE (DECREASE) -
 CLASS X.................      $ (5,551,732)         $ (6,530,276)          $ (2,630,231)         $ (9,189,997)
                               ============          ============           ============          ============
CLASS Y SHARES
SHARES
Sold.....................           544,086                78,160                555,827                98,872
Reinvestment of dividends
 and distributions.......            20,615                 1,338                 10,376                   816
Redeemed.................           (88,453)               (2,450)               (84,095)               (1,864)
                               ------------          ------------           ------------          ------------
NET INCREASE - CLASS Y...           476,248                77,048                482,108                97,824
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $  3,986,133          $    623,917           $  8,237,986          $  1,418,237
Reinvestment of dividends
 and distributions.......           148,715                10,519                150,033                12,058
Redeemed.................          (644,068)              (19,469)            (1,206,246)              (27,148)
                               ------------          ------------           ------------          ------------
NET INCREASE - CLASS Y...      $  3,490,780          $    614,967           $  7,181,773          $  1,403,147
                               ============          ============           ============          ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                            UTILITIES                                 DIVIDEND GROWTH
                           -------------------------------------------  -------------------------------------------
                               FOR THE YEAR          FOR THE YEAR           FOR THE YEAR          FOR THE YEAR
                                  ENDED                  ENDED                 ENDED                  ENDED
                            DECEMBER 31, 2001     DECEMBER 31, 2000*     DECEMBER 31, 2001     DECEMBER 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
CLASS X SHARES
SHARES
Sold.....................           512,332             2,367,392              3,428,466              4,677,079
Reinvestment of dividends
 and distributions.......           330,721               524,673                697,138             10,454,591
Redeemed.................        (2,073,951)           (1,002,139)            (7,340,562)           (13,340,890)
                               ------------          ------------          -------------          -------------
NET INCREASE (DECREASE) -
 CLASS X.................        (1,230,898)            1,889,926             (3,214,958)             1,790,780
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $ 10,522,586          $ 64,276,199          $  53,069,189          $  80,639,742
Reinvestment of dividends
 and distributions.......         6,374,731            13,420,922             10,319,773            145,912,178
Redeemed.................       (41,492,208)          (26,755,649)          (110,968,214)          (221,438,566)
                               ------------          ------------          -------------          -------------
NET INCREASE (DECREASE) -
 CLASS X.................      $(24,594,891)         $ 50,941,472          $ (47,579,252)         $   5,113,354
                               ============          ============          =============          =============
CLASS Y SHARES
SHARES
Sold.....................           640,246               231,198              1,522,930                176,266
Reinvestment of dividends
 and distributions.......            24,017                 1,119                 15,972                    664
Redeemed.................          (163,471)               (3,250)              (176,332)                (1,417)
                               ------------          ------------          -------------          -------------
NET INCREASE - CLASS Y...           500,792               229,067              1,362,570                175,513
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $ 12,913,794          $  5,716,097          $  23,172,501          $   2,624,657
Reinvestment of dividends
 and distributions.......           457,289                27,350                233,284                 10,511
Redeemed.................        (2,996,762)              (80,399)            (2,574,064)               (21,148)
                               ------------          ------------          -------------          -------------
NET INCREASE - CLASS Y...      $ 10,374,321          $  5,663,048          $  20,831,721          $   2,614,020
                               ============          ============          =============          =============

                                       VALUE-ADDED MARKET
                           -------------------------------------------
                               FOR THE YEAR          FOR THE YEAR
                                  ENDED                  ENDED
                            DECEMBER 31, 2001     DECEMBER 31, 2000*
                           --------------------  ---------------------
CLASS X SHARES
SHARES
Sold.....................         1,789,225             1,072,553
Reinvestment of dividends
 and distributions.......           600,444               923,110
Redeemed.................        (1,887,319)           (2,221,936)
                               ------------          ------------
NET INCREASE (DECREASE) -
 CLASS X.................           502,350              (226,273)
                               ============          ============
AMOUNT
Sold.....................      $ 35,010,961          $ 21,180,579
Reinvestment of dividends
 and distributions.......        11,804,733            17,053,726
Redeemed.................       (36,103,441)          (43,316,109)
                               ------------          ------------
NET INCREASE (DECREASE) -
 CLASS X.................      $ 10,712,253          $ (5,081,804)
                               ============          ============
CLASS Y SHARES
SHARES
Sold.....................           580,496                43,950
Reinvestment of dividends
 and distributions.......            15,772             --
Redeemed.................           (62,584)               (1,009)
                               ------------          ------------
NET INCREASE - CLASS Y...           533,684                42,941
                               ============          ============
AMOUNT
Sold.....................      $ 11,095,603          $    864,761
Reinvestment of dividends
 and distributions.......           309,293             --
Redeemed.................        (1,119,024)              (19,964)
                               ------------          ------------
NET INCREASE - CLASS Y...      $ 10,285,872          $    844,797
                               ============          ============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                             GROWTH                               AMERICAN OPPORTUNITIES
                           -------------------------------------------  -------------------------------------------
                               FOR THE YEAR          FOR THE YEAR           FOR THE YEAR          FOR THE YEAR
                                  ENDED                  ENDED                 ENDED                  ENDED
                            DECEMBER 31, 2001     DECEMBER 31, 2000*     DECEMBER 31, 2001     DECEMBER 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
CLASS X SHARES
SHARES
Sold.....................           565,902             3,298,149              1,497,080              6,948,834
Reinvestment of dividends
 and distributions.......           365,635               307,767              8,989,474              2,419,633
Redeemed.................        (2,599,271)             (919,021)            (8,754,078)            (3,793,870)
                               ------------          ------------          -------------          -------------
NET INCREASE (DECREASE) -
 CLASS X.................        (1,667,734)            2,686,895              1,732,476              5,574,597
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $  9,604,602          $ 77,266,793          $  29,649,691          $ 226,875,960
Reinvestment of dividends
 and distributions.......         5,952,539             7,192,511            148,865,693             71,766,306
Redeemed.................       (42,212,254)          (21,151,246)          (163,483,385)          (120,188,447)
                               ------------          ------------          -------------          -------------
NET INCREASE (DECREASE) -
 CLASS X.................      $(26,655,113)         $ 63,308,058          $  15,031,999          $ 178,453,819
                               ============          ============          =============          =============
CLASS Y SHARES
SHARES
Sold.....................           250,842               133,700              1,546,786                496,927
Reinvestment of dividends
 and distributions.......            13,912             --                       394,091             --
Redeemed.................          (111,163)               (2,972)              (368,371)                (8,924)
                               ------------          ------------          -------------          -------------
NET INCREASE - CLASS Y...           153,591               130,728              1,572,506                488,003
                               ============          ============          =============          =============
AMOUNT
Sold.....................      $  4,141,111          $  2,925,390          $  29,703,694          $  14,880,276
Reinvestment of dividends
 and distributions.......           225,786             --                     6,506,439             --
Redeemed.................        (1,709,611)              (68,265)            (6,159,491)              (267,361)
                               ------------          ------------          -------------          -------------
NET INCREASE - CLASS Y...      $  2,657,286          $  2,857,125          $  30,050,642          $  14,612,915
                               ============          ============          =============          =============

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                         MID-CAP EQUITY                                GLOBAL EQUITY
                           -------------------------------------------  -------------------------------------------
                               FOR THE YEAR          FOR THE YEAR           FOR THE YEAR          FOR THE YEAR
                                  ENDED                  ENDED                 ENDED                  ENDED
                            DECEMBER 31, 2001     DECEMBER 31, 2000*     DECEMBER 31, 2001     DECEMBER 31, 2000*
                           --------------------  ---------------------  --------------------  ---------------------
CLASS X SHARES
SHARES
Sold.....................         1,121,163             4,661,604                506,603             1,829,338
Reinvestment of dividends
 and distributions.......         --                      419,207              1,077,998               657,581
Redeemed.................        (3,057,558)           (1,225,391)            (2,239,530)           (1,400,191)
                               ------------          ------------           ------------          ------------
NET INCREASE (DECREASE) -
 CLASS X.................        (1,936,395)            3,855,420               (654,929)            1,086,728
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $ 13,079,396          $112,991,934           $  7,476,151          $ 35,199,385
Reinvestment of dividends
 and distributions.......         --                    9,796,856             14,984,157            12,347,245
Redeemed.................       (32,484,240)          (26,732,205)           (31,729,129)          (26,397,318)
                               ------------          ------------           ------------          ------------
NET INCREASE (DECREASE) -
 CLASS X.................      $(19,404,844)         $ 96,056,585           $ (9,268,821)         $ 21,149,312
                               ============          ============           ============          ============
CLASS Y SHARES
SHARES
Sold.....................         1,072,476               328,643                255,806                53,126
Reinvestment of dividends
 and distributions.......         --                    --                        21,533             --
Redeemed.................          (221,119)              (10,082)               (28,508)               (1,892)
                               ------------          ------------           ------------          ------------
NET INCREASE - CLASS Y...           851,357               318,561                248,831                51,234
                               ============          ============           ============          ============
AMOUNT
Sold.....................      $ 11,667,034          $  6,708,398           $  3,748,674          $    951,169
Reinvestment of dividends
 and distributions.......         --                    --                       298,664             --
Redeemed.................        (2,216,371)             (188,997)              (393,726)              (34,203)
                               ------------          ------------           ------------          ------------
NET INCREASE - CLASS Y...      $  9,450,663          $  6,519,401           $  3,653,612          $    916,966
                               ============          ============           ============          ============

                                        DEVELOPING GROWTH                            EMERGING MARKETS
                           -------------------------------------------  ------------------------------------------
                               FOR THE YEAR          FOR THE YEAR           FOR THE YEAR          FOR THE YEAR
                                  ENDED                  ENDED                 ENDED                 ENDED
                            DECEMBER 31, 2001     DECEMBER 31, 2000*     DECEMBER 31, 2001     DECEMBER 31, 2000
                           --------------------  ---------------------  --------------------  --------------------
CLASS X SHARES
SHARES
Sold.....................           455,150             1,707,588                21,989                 9,268
Reinvestment of dividends
 and distributions.......         1,031,939               999,454             --                    --
Redeemed.................        (1,648,382)           (1,215,979)             (250,668)             (310,800)
                               ------------          ------------           -----------           -----------
NET INCREASE (DECREASE) -
 CLASS X.................          (161,293)            1,491,063              (228,679)             (301,532)
                               ============          ============           ===========           ===========
AMOUNT
Sold.....................      $  8,918,074          $ 66,507,746           $   214,675           $   103,738
Reinvestment of dividends
 and distributions.......        18,275,639            30,575,471             --                    --
Redeemed.................       (30,296,517)          (39,782,791)           (2,450,419)           (4,137,558)
                               ------------          ------------           -----------           -----------
NET INCREASE (DECREASE) -
 CLASS X.................      $ (3,102,804)         $ 57,300,426           $(2,235,744)          $(4,033,820)
                               ============          ============           ===========           ===========
CLASS Y SHARES
SHARES
Sold.....................           146,806                68,338             --                    --
Reinvestment of dividends
 and distributions.......            26,202             --                    --                    --
Redeemed.................           (52,885)               (2,072)            --                    --
                               ------------          ------------           -----------           -----------
NET INCREASE - CLASS Y...           120,123                66,266             --                    --
                               ============          ============           ===========           ===========
AMOUNT
Sold.....................      $  2,877,661          $  1,892,834             --                    --
Reinvestment of dividends
 and distributions.......           462,738             --                    --                    --
Redeemed.................          (969,940)              (61,542)            --                    --
                               ------------          ------------           -----------           -----------
NET INCREASE - CLASS Y...      $  2,370,459          $  1,831,292             --                    --
                               ============          ============           ===========           ===========

---------------------

 *    CLASS Y SHARES WERE ISSUED JULY 24, 2000.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Select Dimensions Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997.

On July 24, 2000, the Fund, with the exception of North American Government Securities and Emerging Markets, commenced offering one additional class of shares (Class Y shares). All Portfolio shares held prior to May 1, 2000 have been designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

                    PORTFOLIO                                      INVESTMENT OBJECTIVE
                   Money Market                     Seeks high current income, preservation of capital
                                                    and liquidity by investing in short-term money
                                                    market instruments.
       North American Government Securities         Seeks to earn a high level of current income while
                                                    maintaining relatively low volatility of principal
                                                    by primarily investing in investment grade fixed
                                                    income securities issued or guaranteed by the
                                                    U.S., Canadian or Mexican governments.
                Diversified Income                  Seeks, as a primary objective, to earn a high
                                                    level of current income and, as a secondary
                                                    objective, to maximize total return, but only to
                                                    the extent consistent with its primary objective,
                                                    by equally allocating its assets among three
                                                    separate groupings of fixed income securities.
                 Balanced Growth                    Seeks to achieve capital growth with reasonable
                                                    current income by investing primarily in common
                                                    stock of companies which have a record of paying
                                                    dividends and have the potential for increasing
                                                    dividends, investment grade corporate debt
                                                    securities, asset-backed securities and U.S.
                                                    government securities.
                    Utilities                       Seeks both capital appreciation and current income
                                                    by investing in equity and fixed income securities
                                                    of companies in the utilities industry.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

                    PORTFOLIO                                      INVESTMENT OBJECTIVE
                 Dividend Growth                    Seeks to provide reasonable current income and
                                                    long-term growth of income and capital by
                                                    investing primarily in common stock of companies
                                                    with a record of paying dividends and the
                                                    potential for increasing dividends.
                Value-Added Market                  Seeks to achieve a high level of total return on
                                                    its assets through a combination of capital
                                                    appreciation and current income by investing, on
                                                    an equally-weighted basis, in a diversified
                                                    portfolio of common stocks of the companies which
                                                    are represented in the Standard & Poor's 500
                                                    Composite Stock Price Index.
                      Growth                        Seeks long-term growth of capital by investing
                                                    primarily in common stocks and securities
                                                    convertible into common stocks issued by domestic
                                                    and foreign companies.
              American Opportunities                Seeks long-term capital growth consistent with an
                                                    effort to reduce volatility by investing
                                                    principally in common stock of companies in
                                                    industries which, at the time of the investment,
                                                    are believed to have attractive earnings
                                                    potential.
                  Mid-Cap Equity                    Seeks long-term capital growth by investing
                                                    primarily in equity securities of medium-sized
                                                    companies with market capitalization's within the
                                                    capitalization range of companies comprising the
                                                    Standard & Poor's Mid-Cap 400 Index.
                  Global Equity                     Seeks to obtain total return on its assets
                                                    primarily through long-term capital growth and, to
                                                    a lesser extent, from income, through investments
                                                    in equity securities of companies located in
                                                    various countries around the world.
                Developing Growth                   Seeks long-term capital growth by investing
                                                    primarily in equity securities of smaller and
                                                    medium-sized companies that have the potential for
                                                    growing more rapidly than the economy.
                 Emerging Markets                   Seeks long-term capital appreciation by investing
                                                    primarily in equity securities of companies in
                                                    emerging markets.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) futures contracts are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or (in the case of Growth) by Morgan Stanley Investment Management Inc. ("MSIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted and premiums are amortized over the life of the respective securities.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios (except for North American Government Securities, Mid-Cap Equity

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

and Emerging Markets), along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                                    ANNUAL
PORTFOLIO                                            RATE
---------                                           ------
Money Market......................................  0.50%
North American Government Securities..............  0.65
Diversified Income................................  0.40
Balanced Growth...................................  0.60
Utilities.........................................  0.65
Dividend Growth...................................  *
Value-Added Market................................  0.50
                                                    ANNUAL
PORTFOLIO                                            RATE
---------                                           ------
Growth............................................  0.80%
American Opportunities............................  **
Mid-Cap Equity....................................  0.75
Global Equity.....................................  1.00
Developing Growth.................................  0.50
Emerging Markets..................................  1.25

 * 0.625% to the portion of the daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
 ** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

Under Sub-Advisory Agreements between MSIM and the Investment Manager and TCW and the Investment Manager, MSIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSIM and TCW monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2001 were as follows:

                                  U.S. GOVERNMENT SECURITIES                  OTHER
                                ------------------------------  ---------------------------------
                                 PURCHASES    SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                ------------  ----------------  ---------------  ----------------
Money Market..................  $261,441,596    $217,105,900    $  997,430,548    $  963,452,693
North American Government
 Securities...................     2,127,993       2,289,325          --               --
Diversified Income............    37,466,912      35,502,179        31,408,753        33,709,514
Balanced Growth...............    39,955,632      48,054,934        49,536,691        38,838,952
Utilities.....................     5,292,401       4,421,472        71,204,995        85,995,463
Dividend Growth...............       --             --             130,570,361       158,036,881
Value-Added Market............       --             --              24,398,322        11,848,035
Growth........................       --             --              80,511,813       108,545,918
American Opportunities........   129,018,253     128,512,847     2,069,099,422     2,139,249,968
Mid-Cap Equity................       --             --              12,498,067        17,984,695
Global Equity.................       --             --             119,080,385       126,660,117
Developing Growth.............       --             --             196,447,095       197,448,800
Emerging Markets..............       --             --               1,711,438         3,129,591

Included in the aforementioned purchases of portfolio securities of Balanced Growth are purchases of Hartford Financial Services Group, Inc. and Hartford Life, affiliates of the Fund, of $176,725 and $30,861, respectively.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

At December 31, 2001, Balanced Growth's receivable for investments sold included unsettled trades with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager and Distributor, of $247,500.

At December 31, 2001, American Opportunities' payable for investments purchased and receivable for investments sold included unsettled trades with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager and Distributor, of $341,167 and $999,605, respectively.

At December 31, 2001, Dividend Growth's receivable for investments sold included unsettled trades with Morgan Stanley & Co. Inc. of $640,973.

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with MSDW for executed portfolio transactions:

BALANCED             DIVIDEND    AMERICAN      GLOBAL   MID-CAP  DEVELOPING
 GROWTH   UTILITIES   GROWTH   OPPORTUNITIES   EQUITY   EQUITY     GROWTH
 ------   ---------  --------  -------------  --------  -------  ----------
$17,631    $11,070   $84,474      $46,040      $4,262   $1,125      $329
=======    =======   =======      =======      ======   ======      ====

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED             DIVIDEND            AMERICAN      GLOBAL    DEVELOPING  EMERGING
 GROWTH   UTILITIES   GROWTH   GROWTH  OPPORTUNITIES   EQUITY      GROWTH    MARKETS
 ------   ---------  --------  ------  -------------  ---------  ----------  --------
 $6,102    $19,443   $50,729   $4,079    $366,960      $47,728      $275       $20
 ======    =======   =======   ======    ========      =======      ====       ===

Included in Balanced Growth's receivable for investments sold at December 31, 2001, are unsettled trades with other Morgan Stanley funds aggregating $56,124.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2001, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                       (AMOUNTS IN THOUSANDS)
                                          -------------------------------------------------
     AVAILABLE THROUGH DECEMBER 31,       2004  2005  2006  2007   2008     2009     TOTAL
     ------------------------------       ----  ----  ----  ----  -------  -------  -------
North American Government Securities....   $8    $2   $  4  $ 28  $    21  $    14  $    77
Diversified Income......................  --    --     153   941    1,681    2,700    5,475
Balanced Growth.........................  --    --     --    --       837       66      903
Utilities...............................  --    --     --    --     --      20,813   20,813
Dividend Growth.........................  --    --     --    --    83,533   21,046  104,579
Value-Added Market......................  --    --     --    --     --         637      637
Growth..................................  --    --     --    --     --      15,104   15,104
American Opportunities..................  --    --     --    --     --     209,616  209,616
Mid-Cap Equity..........................  --    --     --    --       937   42,667   43,604
Global Equity...........................  --    --     --    --     --       6,731    6,731
Developing Growth.......................  --    --     --    --     --      39,247   39,247
Emerging Markets........................  --    --     179   --     --         275      454

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2001: North American Government Securities -- $6,000; Diversified Income -- $279,000; Balanced Growth -- $5,736,000; Utilities -- $467,000; Dividend Growth -- $18,935,000; Growth --
$2,524,000; American Opportunities -- $1,438,000; Mid-Cap Equity -- $3,178,000;
Global Equity -- $431,000; Developing Growth -- $947,000.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

At December 31, 2001, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                                                PERMANENT DIFFERENCES
                                    TEMPORARY DIFFERENCES      -----------------------
                                -----------------------------    FOREIGN        NET
                                POST-OCTOBER  LOSS DEFERRALS     CURRENCY    OPERATING
                                   LOSSES     FROM WASH SALES  GAINS/LOSSES    LOSS
                                ------------  ---------------  ------------  ---------
North American Government
 Securities...................           -
Diversified Income............           -               -              -
Balanced Growth...............           -               -
Utilities.....................           -
Dividend Growth...............           -               -
Value-Added Market............                           -
Growth........................           -               -                           -
American Opportunities........           -               -              -
Mid-Cap Equity................           -               -                           -
Global Equity.................           -                              -
Developing Growth.............           -               -                           -
Emerging Markets..............                           -              -

Additionally, Global Equity and Emerging Markets had permanent differences attributable to tax adjustments on passive foreign investment companies sold by the Portfolios. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities:
North American Government Securities, Diversified Income, Balanced Growth and Utilities.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                      ACCUMULATED     ACCUMULATED
                                     UNDISTRIBUTED   UNDISTRIBUTED
                                     NET INVESTMENT  NET REALIZED     PAID-IN
                                     INCOME (LOSS)    GAIN (LOSS)     CAPITAL
                                     --------------  -------------  -----------
North American Government
 Securities........................   $    17,413     $   (17,413)      --
Diversified Income.................    (1,516,729)      1,516,729       --
Balanced Growth....................        43,478         (40,143)  $    (3,335)
Utilities..........................        35,294         (35,294)      --
Dividend Growth....................       --                   60           (60)
Value-Added Market.................          (561)            561       --
Growth.............................        52,670           9,263       (61,933)
American Opportunities.............          (411)            411       --
Mid-Cap Equity.....................       529,528         --           (529,528)
Global Equity......................        43,249         (43,246)           (3)
Developing Growth..................        64,807              (2)      (64,805)
Emerging Markets...................         1,780          (1,780)      --

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2001, Diversified and Emerging Markets had outstanding forward contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

These futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2001, Diversified, Balanced Growth and American Opportunities had outstanding futures contacts.

At December 31, 2001, Emerging Markets' cash balance consisted principally of interest bearing deposits with JPMorgan Chase Bank, the Portfolio's custodian.

7. CHANGE IN ACCOUNTING POLICY
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of each respective Portfolio, but resulted in the following changes to North American Government Securities, Diversified Income, Balanced Growth and Utilities: an increase (decrease) in the cost of securities of ($6,422), $157,550, ($36,384) and ($2,875), respectively;
and a corresponding increase (decrease) to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $9,772, $103,031, $19,699 and $39,578, respectively; increase (decrease) unrealized appreciation/ depreciation by $9,122, $79,982, ($23,373) and $4,281, respectively; and increase (decrease) net realized gains by $650, $23,049, $43,072 and 35,297, respectively. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

8. OTHER BUSINESS
North American Government Securities and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

                 (This page has been intentionally left blank.)

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                          NET ASSET
                                            VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR                              BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31                         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------                         ---------  -------------  --------------  ----------  ------------
MONEY MARKET
CLASS X SHARES
1997....................................   $ 1.00        $0.05          --            $ 0.05       $(0.05)
1998....................................     1.00         0.05          --              0.05        (0.05)
1999....................................     1.00         0.05          --              0.05        (0.05)
2000(a)*................................     1.00         0.06          --              0.06        (0.06)
2001*...................................     1.00         0.04          --              0.04        (0.04)
CLASS Y SHARES
2000(b)*................................     1.00         0.03          --              0.03        (0.03)
2001*...................................     1.00         0.04          --              0.04        (0.04)
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................................    10.09         0.48          $ 0.09          0.57        (0.49)
1998....................................    10.17         0.46           (0.03)         0.43        (0.45)
1999....................................    10.15         0.47           (0.13)         0.34        (0.46)
2000(a).................................    10.03         0.55            0.10          0.65        (0.60)
2001....................................    10.08         0.43(3)         0.06(3)       0.49        (0.49)
DIVERSIFIED INCOME
CLASS X SHARES
1997....................................    10.32         0.80            0.02          0.82        (0.83)
1998....................................    10.29         0.79           (0.37)         0.42        (0.77)
1999....................................     9.93         0.78           (0.96)        (0.18)       (0.77)
2000(a)*................................     8.96         0.76           (1.15)        (0.39)       (0.65)
2001*...................................     7.83         0.56(3)        (0.88)(3)     (0.32)       (0.42)
CLASS Y SHARES
2000(b)*................................     8.58         0.33           (0.73)        (0.40)       (0.33)
2001*...................................     7.81         0.52(3)        (0.86)(3)     (0.34)       (0.41)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             TOTAL      NET ASSET             NET ASSETS
                                          DISTRIBUTIONS    DIVIDENDS      VALUE                 END OF
FOR THE YEAR                                   TO             AND        END OF     TOTAL       PERIOD
ENDED DECEMBER 31                         SHAREHOLDERS   DISTRIBUTIONS   PERIOD    RETURN+      (000'S)
-----------------                         -------------  -------------  ---------  -------    -----------
MONEY MARKET
CLASS X SHARES
1997....................................     --             $(0.05)      $ 1.00      5.21%     $ 84,045
1998....................................     --              (0.05)        1.00      5.16       120,185
1999....................................     --              (0.05)        1.00      4.78       135,675
2000(a)*................................     --              (0.06)        1.00      5.98       118,274
2001*...................................     --              (0.04)        1.00      3.88       175,957
CLASS Y SHARES
2000(b)*................................     --              (0.03)        1.00      2.58(1)      2,673
2001*...................................     --              (0.04)        1.00      3.62        31,189
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................................     --              (0.49)       10.17      5.91         5,091
1998....................................     --              (0.45)       10.15      4.28         8,389
1999....................................     --              (0.46)       10.03      3.40         9,421
2000(a).................................     --              (0.60)       10.08      6.66         7,677
2001....................................     --              (0.49)       10.08      4.91         5,880
DIVERSIFIED INCOME
CLASS X SHARES
1997....................................     $(0.02)         (0.85)       10.29      8.32        62,287
1998....................................      (0.01)         (0.78)        9.93      4.22        93,991
1999....................................      (0.02)=/=      (0.79)        8.96     (1.83)       86,270
2000(a)*................................      (0.09)=/=      (0.74)        7.83     (4.74)       69,443
2001*...................................      (0.10)=/=      (0.52)        6.99     (4.06)       56,745
CLASS Y SHARES
2000(b)*................................      (0.04)=/=      (0.37)        7.81     (4.68)(1)       602
2001*...................................      (0.09)=/=      (0.50)        6.97     (4.41)        3,859

                                               RATIOS TO AVERAGE
                                                   NET ASSETS
                                          ----------------------------
                                                            NET           PORTFOLIO
FOR THE YEAR                                             INVESTMENT       TURNOVER
ENDED DECEMBER 31                         EXPENSES     INCOME (LOSS)        RATE
-----------------                         --------    ----------------    ---------
MONEY MARKET
CLASS X SHARES
1997....................................    0.55%             5.08%          N/A
1998....................................    0.55              5.02           N/A
1999....................................    0.54              4.67           N/A
2000(a)*................................    0.55              5.80           N/A
2001*...................................    0.52              3.63           N/A
CLASS Y SHARES
2000(b)*................................    0.80(2)           5.55(2)        N/A
2001*...................................    0.77              3.38           N/A
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1997....................................    1.26              4.75            27%
1998....................................    1.15              4.52            51
1999....................................    1.01              4.60            53
2000(a).................................    1.00              5.38            --
2001....................................    1.17              4.01(3)         48
DIVERSIFIED INCOME
CLASS X SHARES
1997....................................    0.55              8.09           110
1998....................................    0.49              7.92           111
1999....................................    0.48              8.31            69
2000(a)*................................    0.47              8.92            33
2001*...................................    0.49              7.48(3)        114
CLASS Y SHARES
2000(b)*................................    0.72(2)           9.23(2)         33
2001*...................................    0.74              7.23(3)        114

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
BALANCED GROWTH
CLASS X SHARES
1997.....................   $13.07        $0.29          $ 2.01        $ 2.30       $(0.30)
1998.....................    15.03         0.44            1.68          2.12        (0.43)
1999.....................    16.38         0.48            0.15          0.63        (0.48)
2000(a)*.................    14.63         0.47            0.42          0.89        (0.51)
2001*....................    14.90         0.44(3)        (0.28)(3)      0.16        (0.44)
CLASS Y SHARES
2000(b)*.................    13.67         0.18            1.25          1.43        (0.22)
2001*....................    14.88         0.39(3)        (0.27)(3)      0.12        (0.41)
UTILITIES
CLASS X SHARES
1997.....................    12.94         0.39            2.96          3.35        (0.40)
1998.....................    15.84         0.37            3.06          3.43        (0.37)
1999.....................    18.71         0.34            7.69          8.03        (0.34)
2000(a)*.................    26.25         0.38           (0.79)        (0.41)       (0.40)
2001*....................    23.99         0.43(3)        (6.45)(3)     (6.02)       (0.45)
CLASS Y SHARES
2000(b)*.................    26.06         0.15           (2.04)        (1.89)       (0.18)
2001*....................    23.99         0.40(3)        (6.48)(3)     (6.08)       (0.40)
DIVIDEND GROWTH
CLASS X SHARES
1997.....................    16.45         0.38            3.80          4.18        (0.38)
1998.....................    19.57         0.39            3.38          3.77        (0.39)
1999.....................    22.05         0.40           (0.10)         0.30        (0.40)
2000(a)*.................    19.92         0.33            0.05          0.38        (0.37)
2001*....................    15.85         0.27           (1.13)        (0.86)       (0.28)
CLASS Y SHARES
2000(b)*.................    14.14         0.10            1.73          1.83        (0.13)
2001*....................    15.84         0.23           (1.13)        (0.90)       (0.25)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   RATIOS TO AVERAGE
                                                                                                      NET ASSETS
                                              TOTAL      NET ASSET                 NET ASSETS  -------------------------
                           DISTRIBUTIONS    DIVIDENDS      VALUE                     END OF                     NET       PORTFOLIO
FOR THE YEAR                    TO             AND        END OF       TOTAL         PERIOD                 INVESTMENT    TURNOVER
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+       (000'S)    EXPENSES    INCOME (LOSS)    RATE
-----------------          -------------  -------------  ---------  -----------    ----------  --------    -------------  ---------
BALANCED GROWTH
CLASS X SHARES
1997.....................     $(0.04)        $(0.34)      $15.03         17.87%     $ 71,323      0.86%        2.13%           64%
1998.....................      (0.34)         (0.77)       16.38         14.41       107,852      0.71         2.87            93
1999.....................      (1.90)         (2.38)       14.63          3.52       128,299      0.64         3.10            37
2000(a)*.................      (0.11)         (0.62)       14.90          6.37       120,911      0.64         3.29            39
2001*....................     --              (0.44)       14.62          1.21       116,002      0.64         2.95(3)         71
CLASS Y SHARES
2000(b)*.................     --              (0.22)       14.88         10.55(1)      1,455      0.86(2)      2.90(2)         39
2001*....................     --              (0.41)       14.59          0.86         8,463      0.89         2.70(3)         71
UTILITIES
CLASS X SHARES
1997.....................      (0.05)         (0.45)       15.84         26.45        50,766      0.76         2.83            34
1998.....................      (0.19)         (0.56)       18.71         22.23        85,683      0.71         2.21            19
1999.....................      (0.15)         (0.49)       26.25         43.71       165,368      0.70         1.63            31
2000(a)*.................      (1.45)         (1.85)       23.99         (1.91)      196,489      0.69         1.43            32
2001*....................      (0.42)         (0.87)       17.10        (25.51)      118,964      0.69         2.15(3)         49
CLASS Y SHARES
2000(b)*.................         --          (0.18)       23.99         (7.26)(1)     5,494      0.95(2)      1.40(2)         32
2001*....................      (0.42)         (0.82)       17.09        (25.69)       12,471      0.94         1.90(3)         49
DIVIDEND GROWTH
CLASS X SHARES
1997.....................      (0.68)         (1.06)       19.57         26.12       518,419      0.65         2.11            26
1998.....................      (0.90)         (1.29)       22.05         19.73       723,285      0.63         1.87            39
1999.....................      (2.03)         (2.43)       19.92          0.53       742,811      0.60         1.86           101
2000(a)*.................      (4.08)         (4.45)       15.85          5.36       619,469      0.63         2.01            41
2001*....................     --              (0.28)       14.71         (5.45)      527,738      0.62         1.79            22
CLASS Y SHARES
2000(b)*.................     --              (0.13)       15.84         13.02(1)      2,780      0.88(2)      1.45(2)         41
2001*....................     --              (0.25)       14.69         (5.71)       22,602      0.87         1.54            22

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
VALUE-ADDED MARKET
CLASS X SHARES
1997.....................   $14.16       $ 0.23          $ 3.43        $ 3.66       $(0.23)
1998.....................    17.56         0.22            1.90          2.12        (0.22)
1999.....................    19.19         0.22            2.08          2.30        (0.22)
2000(a)*.................    20.54         0.26            1.95          2.21        (0.09)
2001*....................    20.75         0.22           (0.56)        (0.34)       (0.19)
CLASS Y SHARES
2000(b)*.................    18.74         0.09            1.89          1.98       --
2001*....................    20.72         0.16           (0.55)        (0.39)       (0.18)
GROWTH
CLASS X SHARES
1997.....................    13.55         0.09            3.09          3.18        (0.10)
1998.....................    16.56       --                2.16          2.16       --
1999.....................    18.23        (0.02)           6.65          6.63       --
2000(a)*.................    23.27        (0.02)          (2.47)        (2.49)      --
2001*....................    19.42        (0.01)          (2.90)        (2.91)      --
CLASS Y SHARES
2000(b)*.................    23.90        (0.03)          (4.47)        (4.50)      --
2001*....................    19.40        (0.05)          (2.90)        (2.95)      --
AMERICAN OPPORTUNITIES
CLASS X SHARES
1997.....................    15.30         0.07            4.73          4.80        (0.06)
1998.....................    19.69         0.13            5.57          5.70        (0.14)
1999.....................    23.31         0.08           11.76         11.84        (0.07)
2000(a)*.................    32.60         0.05           (1.39)        (1.34)      --
2001*....................    28.57         0.09           (7.97)        (7.88)       (0.05)
CLASS Y SHARES
2000(b)*.................    29.89         0.05           (1.39)        (1.34)      --
2001*....................    28.55         0.03           (7.95)        (7.92)       (0.05)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   RATIOS TO AVERAGE
                                                                                                      NET ASSETS
                                              TOTAL      NET ASSET                 NET ASSETS  -------------------------
                           DISTRIBUTIONS    DIVIDENDS      VALUE                     END OF                     NET       PORTFOLIO
FOR THE YEAR                    TO             AND        END OF       TOTAL         PERIOD                 INVESTMENT    TURNOVER
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+       (000'S)    EXPENSES    INCOME (LOSS)    RATE
-----------------          -------------  -------------  ---------  -----------    ----------  --------    -------------  ---------
VALUE-ADDED MARKET
CLASS X SHARES
1997.....................     $(0.03)        $(0.26)      $17.56         26.12%     $141,316      0.58%         1.49%           8%
1998.....................      (0.27)         (0.49)       19.19         12.19       174,824      0.55          1.20           14
1999.....................      (0.73)         (0.95)       20.54         12.15       189,708      0.55          1.11           21
2000(a)*.................      (1.91)         (2.00)       20.75         11.98       186,887      0.54          1.31            8
2001*....................      (1.10)         (1.29)       19.12         (1.83)      181,881      0.54          1.12            6
CLASS Y SHARES
2000(b)*.................     --             --            20.72         10.57(1)        890      0.78(2)       1.02(2)         8
2001*....................      (1.10)         (1.28)       19.05         (2.04)       10,985      0.79          0.87            6
GROWTH
CLASS X SHARES
1997.....................      (0.07)         (0.17)       16.56         23.07        40,311      1.01          0.13           55
1998.....................      (0.49)         (0.49)       18.23         13.22        53,504      1.06          0.01          223
1999.....................      (1.59)         (1.59)       23.27         39.10        96,699      0.90         (0.11)          88
2000(a)*.................      (1.36)         (1.36)       19.42        (11.68)      132,909      0.88         (0.10)          68
2001*....................      (1.03)         (1.03)       15.48        (15.23)       80,096      0.86         (0.04)          81
CLASS Y SHARES
2000(b)*.................     --             --            19.40        (18.83)(1)     2,536      1.14(2)      (0.34)(2)       68
2001*....................      (1.03)         (1.03)       15.42        (15.46)        4,383      1.11         (0.29)          81
AMERICAN OPPORTUNITIES
CLASS X SHARES
1997.....................      (0.35)         (0.41)       19.69         31.93       230,014      0.68          0.42          262
1998.....................      (1.94)         (2.08)       23.31         30.78       371,633      0.66          0.62          325
1999.....................      (2.48)         (2.55)       32.60         55.81       768,751      0.66          0.29          360
2000(a)*.................      (2.69)         (2.69)       28.57         (4.42)      832,971      0.64          0.17          426
2001*....................      (5.65)         (5.70)       14.99        (29.47)      463,012      0.65          0.46          393
CLASS Y SHARES
2000(b)*.................     --             --            28.55         (4.48)(1)    13,930      0.88(2)       0.40(2)       426
2001*....................      (5.65)         (5.70)       14.93        (29.67)       30,768      0.90          0.21          393

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................   $10.00       $ 0.18          $ 1.39        $ 1.57       $(0.17)
1998.....................    11.40         0.06            0.57          0.63        (0.07)
1999.....................    11.86         0.06           10.81         10.87        (0.06)
2000(a)*.................    22.66        (0.09)          (5.64)        (5.73)      --
2001*....................    15.38        (0.07)          (5.52)        (5.59)      --
CLASS Y SHARES
2000(b)*.................    24.41        (0.05)          (8.99)        (9.04)      --
2001*....................    15.37        (0.09)          (5.53)        (5.62)      --
GLOBAL EQUITY
CLASS X SHARES
1997.....................    12.06         0.12            0.92          1.04        (0.11)
1998.....................    12.97         0.14            1.81          1.95        (0.18)
1999.....................    14.69         0.06            4.94          5.00        (0.06)
2000(a)*.................    19.63         0.13           (1.19)        (1.06)       (0.06)
2001*....................    17.26         0.04           (2.88)        (2.84)       (0.11)
CLASS Y SHARES
2000(b)*.................    18.85       --               (1.61)        (1.61)      --
2001*....................    17.24        (0.01)          (2.86)        (2.87)       (0.10)
DEVELOPING GROWTH
CLASS X SHARES
1997.....................    16.88         0.05            2.27          2.32        (0.04)
1998.....................    19.16         0.03            1.69          1.72        (0.04)
1999.....................    20.81         0.01           19.23         19.24        (0.01)
2000(a)*.................    40.04         0.22           (7.89)        (7.67)      --
2001*....................    25.93        (0.01)          (6.25)        (6.26)       (0.22)
CLASS Y SHARES
2000(b)*.................    29.79         0.09           (3.98)        (3.89)      --
2001*....................    25.90        (0.05)          (6.25)        (6.30)       (0.21)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                              TOTAL      NET ASSET                NET ASSETS
                           DISTRIBUTIONS    DIVIDENDS      VALUE                    END OF
FOR THE YEAR                    TO             AND        END OF       TOTAL        PERIOD
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+      (000'S)
-----------------          -------------  -------------  ---------  ------------  ----------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................     --             $(0.17)      $11.40        15.84%(1)  $ 19,236
1998.....................     $(0.10)         (0.17)       11.86         5.67        28,198
1999.....................      (0.01)         (0.07)       22.66        92.10        84,949
2000(a)*.................      (1.55)         (1.55)       15.38       (27.56)      116,991
2001*....................     --             --             9.79       (36.39)       55,488
CLASS Y SHARES
2000(b)*.................     --             --            15.37       (36.83)(1)     4,895
2001*....................     --             --             9.75       (36.56)       11,410
GLOBAL EQUITY
CLASS X SHARES
1997.....................      (0.02)         (0.13)       12.97         8.66       102,229
1998.....................      (0.05)         (0.23)       14.69        15.11       125,522
1999.....................     --              (0.06)       19.63        34.14       173,743
2000(a)*.................      (1.25)         (1.31)       17.26        (5.93)      171,523
2001*....................      (1.52)         (1.63)       12.79       (17.22)      118,747
CLASS Y SHARES
2000(b)*.................     --             --            17.24        (8.54)(1)       883
2001*....................      (1.52)         (1.62)       12.75       (17.38)        3,825
DEVELOPING GROWTH
CLASS X SHARES
1997.....................     --              (0.04)       19.16        13.77        82,690
1998.....................      (0.03)         (0.07)       20.81         9.04        81,625
1999.....................     --              (0.01)       40.04        92.52       160,595
2000(a)*.................      (6.44)         (6.44)       25.93       (21.61)      142,640
2001*....................      (3.44)         (3.66)       16.01       (25.49)       85,513
CLASS Y SHARES
2000(b)*.................     --             --            25.90       (13.06)(1)     1,716
2001*....................      (3.44)         (3.65)       15.95       (25.67)        2,973

                                     RATIOS TO AVERAGE
                                        NET ASSETS
                           -------------------------------------
                                                   NET            PORTFOLIO
FOR THE YEAR                                    INVESTMENT        TURNOVER
ENDED DECEMBER 31            EXPENSES         INCOME (LOSS)         RATE
-----------------          -------------  ----------------------  ---------
MID-CAP EQUITY
CLASS X SHARES
1997(c)..................     --   (4)             1.77%(2)(4)       104%(1)
1998.....................     --   (4)             0.58(4)           323
1999.....................      0.20%(4)            0.37(4)           318
2000(a)*.................      0.79               (0.41)              21
2001*....................      0.80               (0.63)              16
CLASS Y SHARES
2000(b)*.................      1.02(2)            (0.62)(2)           21
2001*....................      1.05               (0.88)              16
GLOBAL EQUITY
CLASS X SHARES
1997.....................      1.13                0.91               87
1998.....................      1.10                1.01               80
1999.....................      1.08                0.36               79
2000(a)*.................      1.06                0.68               68
2001*....................      1.07                0.29               89
CLASS Y SHARES
2000(b)*.................      1.29(2)             0.02(2)            68
2001*....................      1.32                0.04               89
DEVELOPING GROWTH
CLASS X SHARES
1997.....................      0.60                0.26              149
1998.....................      0.59                0.19              193
1999.....................      0.58                0.06              178
2000(a)*.................      0.56                0.66              207
2001*....................      0.59               (0.05)             196
CLASS Y SHARES
2000(b)*.................      0.83(2)             0.74(2)           207
2001*....................      0.84               (0.30)             196

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS
FOR THE YEAR               BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO
ENDED DECEMBER 31          OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS
-----------------          ---------  -------------  --------------  ----------  ------------
EMERGING MARKETS
CLASS X SHARES
1997.....................   $11.20       $ 0.06          $ 0.11        $ 0.17       $(0.06)
1998.....................    11.31         0.07           (3.33)        (3.26)       (0.07)
1999.....................     7.91       --                6.60          6.60       --
2000(a)..................    14.49        (0.02)          (4.12)        (4.14)      --
2001.....................    10.35         0.22           (0.59)        (0.37)      --

---------------------

 (a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
 (b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
 (c) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.
 =/=  DISTRIBUTIONS FROM PAID-IN-CAPITAL.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISION OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR NORTH AMERICAN GOVERNMENT SECURITIES, DIVERSIFIED INCOME, BALANCED GROWTH AND UTILITIES WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY $0.01, $0.01, $0.00 AND $0.01, RESPECTIVELY; AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.15%, 0.16%, 0.02% AND 0.02%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.
 (4) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME
      (LOSS) RATIOS WOULD HAVE BEEN 1.12% AND 0.65%, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1997, 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY FOR THE YEAR ENDED DECEMBER 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                RATIOS TO AVERAGE
                                                                                                   NET ASSETS
                                              TOTAL      NET ASSET               NET ASSETS  -----------------------
                           DISTRIBUTIONS    DIVIDENDS      VALUE                   END OF                   NET       PORTFOLIO
FOR THE YEAR                    TO             AND        END OF       TOTAL       PERIOD               INVESTMENT    TURNOVER
ENDED DECEMBER 31          SHAREHOLDERS   DISTRIBUTIONS   PERIOD      RETURN+     (000'S)    EXPENSES  INCOME (LOSS)    RATE
-----------------          -------------  -------------  ---------  -----------  ----------  --------  -------------  ---------
EMERGING MARKETS
CLASS X SHARES
1997.....................     --             $(0.06)      $11.31          1.27%   $23,815       1.71%         0.49%        91%
1998.....................     $(0.07)++       (0.14)        7.91        (29.03)    13,272       1.73          0.72        116
1999.....................      (0.02)=/=      (0.02)       14.49         83.53     22,889       1.84         (0.03)        82
2000(a)..................     --             --            10.35        (28.57)    13,223       1.54         (0.12)        47
2001.....................     --             --             9.98         (3.38)    10,465       1.54          1.59         16

---------------------

 (a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
 (b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
 (c) FOR THE PERIOD JANUARY 21, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.04.
 =/=  DISTRIBUTIONS FROM PAID-IN-CAPITAL.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISION OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR NORTH AMERICAN GOVERNMENT SECURITIES, DIVERSIFIED INCOME, BALANCED GROWTH AND UTILITIES WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) PER SHARE BY $0.01, $0.01, $0.00 AND $0.01, RESPECTIVELY; AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.15%, 0.16%, 0.02% AND 0.02%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.
 (4) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME
      (LOSS) RATIOS WOULD HAVE BEEN 1.12% AND 0.65%, RESPECTIVELY, FOR THE PERIOD ENDED DECEMBER 31, 1997, 0.98% AND (0.40%), RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1998 AND 0.92% AND (0.35%), RESPECTIVELY FOR THE YEAR ENDED DECEMBER 31, 1999.

Morgan Stanley Select Dimensions Investment Series
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Select Dimensions Investment Series, comprising Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio, Mid-Cap Equity Portfolio, Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (the "Portfolios") as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Select Dimensions Investment Series as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 13, 2002

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                                                        NUMBER OF
                                                            TERM OF                                                   PORTFOLIOS IN
                                                          OFFICE AND                                                      FUND
                                        POSITION(S)        LENGTH OF                                                     COMPLEX
      NAME, AGE AND ADDRESS OF           HELD WITH           TIME                                                       OVERSEEN
        INDEPENDENT TRUSTEE              REGISTRANT         SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  BY TRUSTEE**
------------------------------------  ----------------  ---------------  -------------------------------------------  -------------
Michael Bozic (60)                    Trustee           Trustee since    Retired; Director or Trustee of the Morgan        129
c/o Mayer, Brown & Platt                                April 1994       Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees                                      formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                            (December 1998-October 2000), Chairman and
New York, NY                                                             Chief Executive Officer of Levitz Furniture
                                                                         Corporation (November 1995-November 1998)
                                                                         and President and Chief Executive Officer
                                                                         of Hills Department Stores (May 1991-July
                                                                         1995); formerly variously Chairman, Chief
                                                                         Executive Officer, President and Chief
                                                                         Operating Officer (1987-1991) of the Sears
                                                                         Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (69)                    Trustee           Trustee since    Director or Trustee of the Morgan Stanley         129
c/o Summit Ventures LLC                                 January 1993     Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                                            United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                       and Chairman, Senate Banking Committee
Salt Lake City, UT                                                       (1980-1986); formerly Mayor of Salt Lake
                                                                         City, Utah (1971-1974); formerly Astronaut,
                                                                         Space Shuttle Discovery (April 12-19,
                                                                         1985); Vice Chairman, Huntsman Corporation
                                                                         (chemical company); member of the Utah
                                                                         Regional Advisory Board of Pacific Corp.

Wayne E. Hedien (67)                  Trustee           Trustee since    Retired; Director or Trustee of the Morgan        129
c/o Mayer, Brown & Platt                                September 1997   Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees                                      formerly associated with the Allstate
1675 Broadway                                                            Companies (1966-1994), most recently as
New York, NY                                                             Chairman of The Allstate Corporation (March
                                                                         1993-December 1994) and Chairman and Chief
                                                                         Executive Officer of its wholly-owned
                                                                         subsidiary, Allstate Insurance Company
                                                                         (July 1989-December 1994).


      NAME, AGE AND ADDRESS OF
        INDEPENDENT TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------  -----------------------------------
Michael Bozic (60)                    Director of Weirton Steel
c/o Mayer, Brown & Platt              Corporation.
Counsel to the Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (69)                    Director of Franklin Covey (time
c/o Summit Ventures LLC               management systems), BMW Bank of
1 Utah Center                         North America, Inc. (industrial
201 S. Main Street                    loan corporation), United Space
Salt Lake City, UT                    Alliance (joint venture between
                                      Lockheed Martin and the Boeing
                                      Company) and Nuskin Asia Pacific
                                      (multilevel marketing); member of
                                      the board of various civic and
                                      charitable organizations.
Wayne E. Hedien (67)                  Director of The PMI Group Inc.
c/o Mayer, Brown & Platt              (private mortgage insurance);
Counsel to the Independent Trustees   Trustee and Vice Chairman of The
1675 Broadway                         Field Museum of Natural History;
New York, NY                          director of various other business
                                      and charitable organizations.

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                                        NUMBER OF
                                                            TERM OF                                                   PORTFOLIOS IN
                                                          OFFICE AND                                                      FUND
                                        POSITION(S)        LENGTH OF                                                     COMPLEX
      NAME, AGE AND ADDRESS OF           HELD WITH           TIME                                                       OVERSEEN
        INDEPENDENT TRUSTEE              REGISTRANT         SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  BY TRUSTEE**
------------------------------------  ----------------  ---------------  -------------------------------------------  -------------
Dr. Manuel H. Johnson (52)            Trustee           Trustee since    Chairman of the Audit Committee and               129
c/o Johnson Smick International,                        July 1991        Director or Trustee of the Morgan Stanley
Inc.                                                                     Funds and the TCW/DW Term Trusts; Senior
1133 Connecticut Avenue, N.W.                                            Partner, Johnson Smick International, Inc.,
Washington, D.C.                                                         a consulting firm; Co-Chairman and a
                                                                         founder of the Group of Seven Council
                                                                         (G7C), an international economic
                                                                         commission; formerly Vice Chairman of the
                                                                         Board of Governors of the Federal Reserve
                                                                         System and Assistant Secretary of the U.S.
                                                                         Treasury.

Michael E. Nugent (65)                Trustee           Trustee since    Chairman of the Insurance Committee and           207
c/o Triumph Capital, L.P.                               July 1991        Director or Trustee of the Morgan Stanley
237 Park Avenue                                                          Funds and the TCW/DW Term Trusts;
New York, NY                                                             director/trustee of various investment
                                                                         companies managed by Morgan Stanley
                                                                         Investment Management Inc. and Morgan
                                                                         Stanley Investments LP (since July 2001);
                                                                         General Partner, Triumph Capital, L.P., a
                                                                         private investment partnership; formerly
                                                                         Vice President, Bankers Trust Company and
                                                                         BT Capital Corporation (1984-1988).

John L. Schroeder (71)                Trustee           Trustee since    Retired; Chairman of the Derivatives              129
c/o Mayer, Brown & Platt                                April 1994       Committee and Director or Trustee of the
Counsel to the Independent Trustees                                      Morgan Stanley Funds and the TCW/DW Term
1675 Broadway                                                            Trusts; formerly Executive Vice President
New York, NY                                                             and Chief Investment Officer of the Home
                                                                         Insurance Company (August 1991-September
                                                                         1995).


      NAME, AGE AND ADDRESS OF
        INDEPENDENT TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------  -----------------------------------
Dr. Manuel H. Johnson (52)            Director of NVR, Inc. (home
c/o Johnson Smick International,      construction); Chairman and Trustee
Inc.                                  of the Financial Accounting
1133 Connecticut Avenue, N.W.         Foundation (oversight organization
Washington, D.C.                      of the Financial Accounting
                                      Standards Board).
Michael E. Nugent (65)                Director of various business
c/o Triumph Capital, L.P.             organizations.
237 Park Avenue
New York, NY
John L. Schroeder (71)                Director of Citizens Communications
c/o Mayer, Brown & Platt              Company (telecommunications
Counsel to the Independent Trustees   company).
1675 Broadway
New York, NY

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:

                                                                                                                        NUMBER OF
                                                            TERM OF                                                   PORTFOLIOS IN
                                        POSITION(S)       OFFICE AND                                                  FUND COMPLEX
      NAME, AGE AND ADDRESS OF           HELD WITH         LENGTH OF                                                   OVERSEEN BY
         MANAGEMENT TRUSTEE              REGISTRANT      TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    TRUSTEE**
------------------------------------  ----------------  ---------------  -------------------------------------------  -------------
Charles A. Fiumefreddo (68)           Chairman,         Trustee since    Chairman, Director or Trustee and Chief           129
c/o Morgan Stanley Trust              Director or       July 1991        Executive Officer of the Morgan Stanley
Harborside Financial Center,          Trustee and                        Funds and the TCW/DW Term Trusts; formerly
Plaza Two,                            Chief Executive                    Chairman, Chief Executive Officer and
Jersey City, NJ                       Officer                            Director of the Investment Manager, the
                                                                         Distributor and Morgan Stanley Services,
                                                                         Executive Vice President and Director of
                                                                         Morgan Stanley DW, Chairman and Director of
                                                                         the Transfer Agent, and Director and/or
                                                                         officer of various Morgan Stanley
                                                                         subsidiaries (until June 1998).

James F. Higgins (53)                 Trustee           Trustee since    Senior Adviser of Morgan Stanley (since           129
c/o Morgan Stanley Trust                                June 2000        August 2000); Director of the Distributor
Harborside Financial Center,                                             and Dean Witter Realty Inc.; Director or
Plaza Two,                                                               Trustee of the Morgan Stanley Funds and the
Jersey City, NJ                                                          TCW/DW Term Trusts (since June 2000);
                                                                         previously President and Chief Operating
                                                                         Officer of the Private Client Group of
                                                                         Morgan Stanley (May 1999-August 2000),
                                                                         President and Chief Operating Officer of
                                                                         Individual Securities of Morgan Stanley
                                                                         (February 1997-May 1999).

Philip J. Purcell (58)                Trustee           Trustee since    Director or Trustee of the Morgan Stanley         129
1585 Broadway                                           April 1994       Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                             of the Board of Directors and Chief
                                                                         Executive Officer of Morgan Stanley and
                                                                         Morgan Stanley DW; Director of the
                                                                         Distributor; Chairman of the Board of
                                                                         Directors and Chief Executive Officer of
                                                                         Novus Credit Services Inc.; Director and/
                                                                         or officer of various Morgan Stanley
                                                                         subsidiaries.


      NAME, AGE AND ADDRESS OF
         MANAGEMENT TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------  -----------------------------------
Charles A. Fiumefreddo (68)           None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (53)                 None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (58)                Director of American Airlines, Inc.
1585 Broadway                         and its parent company, AMR
New York, NY                          Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:

                                                            TERM OF
                                    POSITION(S)            OFFICE AND
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
      EXECUTIVE OFFICER              REGISTRANT           TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------  --------------------  --------------------  -------------------------------------------
Mitchell M. Merin (48)          President             President since May   President and Chief Operating Officer of
1221 Avenue of the Americas                           1999                  Morgan Stanley Investment Management (since
New York, NY                                                                December 1998); President, Director (since
                                                                            April 1997) and Chief Executive Officer
                                                                            (since June 1998) of the Investment Manager
                                                                            and Morgan Stanley Services; Chairman,
                                                                            Chief Executive Officer and Director of the
                                                                            Distributor (since June 1998); Chairman and
                                                                            Chief Executive Officer (since June 1998)
                                                                            and Director (since January 1998) of the
                                                                            Transfer Agent; Director of various Morgan
                                                                            Stanley subsidiaries; President of the
                                                                            Morgan Stanley Funds and TCW/DW Term Trusts
                                                                            (since May 1999); Trustee of various Van
                                                                            Kampen investment companies (since December
                                                                            1999); previously Chief Strategic Officer
                                                                            of the Investment Manager and Morgan
                                                                            Stanley Services and Executive Vice
                                                                            President of the Distributor (April
                                                                            1997-June 1998), Vice President of the
                                                                            Morgan Stanley Funds (May 1997-April 1999),
                                                                            and Executive Vice President of Morgan
                                                                            Stanley.

Barry Fink (46)                 Vice President,       Vice President,       General Counsel (since May 2000) and
c/o Morgan Stanley Trust        Secretary and         Secretary and         Managing Director (since December 2000) of
Harborside Financial Center,    General Counsel       General Counsel       Morgan Stanley Investment Management;
Plaza Two                                             since February 1997   Managing Director (since December 2000),
Jersey City, NJ                                                             and Secretary and General Counsel (since
                                                                            February 1997) and Director (since July
                                                                            1998) of the Investment Manager and Morgan
                                                                            Stanley Services; Assistant Secretary of
                                                                            Morgan Stanley DW; Vice President,
                                                                            Secretary and General Counsel of the Morgan
                                                                            Stanley Funds and TCW/DW Term Trusts (since
                                                                            February 1997); Vice President and
                                                                            Secretary of the Distributor; previously,
                                                                            Senior Vice President, Assistant Secretary
                                                                            and Assistant General Counsel of the
                                                                            Investment Manager and Morgan Stanley
                                                                            Services.

Thomas F. Caloia (55)           Treasurer             Over 5 years          First Vice President and Assistant
c/o Morgan Stanley Trust                                                    Treasurer of the Investment Manager, the
Harborside Financial Center,                                                Distributor and Morgan Stanley Services;
Plaza Two                                                                   Treasurer of the Morgan Stanley Funds.
Jersey City, NJ

Christopher Ainley (43)         Vice President        Since August 1999     Managing Director of TCW Investment
865 South Figueroa Street                                                   Management Company, Trust Company of the
Los Angeles, California                                                     West and TCW Asset Management Company for
                                                                            over 5 years.

W. David Armstrong (43)         Vice President        Since February 2001   Managing Director and Portfolio Manager of
One Tower Bridge                                                            the Investment Manager and its investment
West Conshohocken,                                                          management affiliates (since 1998);
Pennsylvania                                                                previously a Senior Vice President at
                                                                            Lehman Brothers (1995-1998).

Richard M. Behler (48)          Vice President        Since May 2001        Executive Director and Portfolio Manager of
1221 Avenue of the Americas                                                 the Investment Manager and/or its
New York, New York                                                          investment management affiliates for over 5
                                                                            years.

David P. Chu (41)               Vice President        Since July 2001       Executive Director and Portfolio Manager of
One Tower Bridge                                                            the Investment Manager and/or its
West Conshohocken,                                                          investment management affiliates (since
Pennsylvania                                                                1998); previously an analyst and portfolio
                                                                            manager with Nationsbank and its Subsidiary
                                                                            TradeStreet Investment Associates
                                                                            (1992-1998).

David Dineen (33)               Vice President        Since May 2000        Vice President and Portfolio Manager of the
1221 Avenue of the Americas                                                 Investment Manager for over 5 years.
New York, New York

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                            TERM OF
                                    POSITION(S)            OFFICE AND
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
      EXECUTIVE OFFICER              REGISTRANT           TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------  --------------------  --------------------  -------------------------------------------
Stephen F. Esser (37)           Vice President        Since January 2001    Managing Director and Portfolio Manager of
One Tower Bridge                                                            the Investment Manager and/or its
West Conshohocken,                                                          investment management affiliates for over 5
Pennsylvania                                                                years.

Douglas S. Foreman (44)         Vice President        Since August 1999     Chief Investment Officer of U.S. Equities
865 South Figueroa Street                                                   and Group Managing Director of TCW
Los Angeles, California                                                     Investment Management Company, Trust
                                                                            Company of the West and TCW Asset
                                                                            Management Company for over 5 years.

Edward F. Gaylor (60)           Vice President        Since inception of    Executive Director and Portfolio Manager of
1221 Avenue of the Americas                           the Fund              the Investment Manager for over 5 years.
New York, New York

Michelle Kaufman (37)           Vice President        Since March 1998      Managing Director and Portfolio Manager of
1221 Avenue of the Americas                                                 the Investment Manager and/or its
New York, New York                                                          investment management affiliates for over 5
                                                                            years.

Anita H. Kolleeny (46)          Vice President        Since inception of    Managing Director and Portfolio Manager of
1221 Avenue of the Americas                           the Fund              the Investment Manager and/or its
New York, New York                                                          investment management affiliates over 5
                                                                            years. affiliates for over 5 years.

Angelo Manioudakis (35)         Vice President        Since March 2001      Executive Director and Portfolio Manager of
One Tower Bridge                                                            the Investment Manager and/or its
West Conshohocken,                                                          investment management affiliates for over 5
Pennsylvania                                                                years.

Catherine Maniscalco (38)       Vice President        Since October 2001    Vice President and Portfolio Manager of the
1221 Avenue of the Americas                                                 Investment Manager for over 5 years.
New York, New York

Charles Moon (35)               Vice President        Since March 2001      Executive Director and Portfolio Manager of
One Tower Bridge                                                            the Investment Manager (since 1999);
West Conshohocken,                                                          previously Vice President and Global Banks
Pennsylvania                                                                Analyst for Citigroup (1993-1999).

Paul F. O'Brien (45)            Vice President        Since January 2001    Executive Director of the Investment
One Tower Bridge                                                            Manager and/or its investment management
West Conshohocken,                                                          affiliates for over 5 years.
Pennsylvania

Jonathan R. Page (55)           Vice President        Since inception of    Managing Director and Portfolio Manager of
c/o Morgan Stanley Trust                              the Fund              the Investment Manager and/or its
Harborside Financial Center,                                                investment management affiliates for over 5
Plaza Two                                                                   years.
Jersey City, New Jersey

John Roscoe (38)                Vice President        Since April 2000      Vice President and Portfolio Manager of the
1221 Avenue of the Americas                                                 Investment Manager and/or its investment
New York, New York                                                          management affiliates (since December
                                                                            1997); previously an equity analyst at
                                                                            Rockefeller & Company Inc.

Morgan Stanley Select Dimensions Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                            TERM OF
                                    POSITION(S)            OFFICE AND
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
      EXECUTIVE OFFICER              REGISTRANT           TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------  --------------------  --------------------  -------------------------------------------
Guy G. Rutherfurd, Jr. (62)     Vice President        Since May 1999        Managing Director and Portfolio Manager of
1221 Avenue of the Americas                                                 the Investment Manager for over 5 years.
New York, New York

Ronald B. Silvestri (36)        Vice President        Since January 1997    Vice President and Portfolio Manager of the
1221 Avenue of the Americas                                                 Investment Manager (since December 1999);
New York, New York                                                          previously a Senior Research Analyst with
                                                                            the Investment Manager.

Paul D. Vance (66)              Vice President        Since inception of    Managing Director and Portfolio Manager of
1221 Avenue of the Americas                           the Fund              the Investment Manager and/or its
New York, New York                                                          investment management affiliates for over 5
                                                                            years.

Alice Weiss (54)                Vice President        Since May 1999        Vice President and Portfolio Manager of the
1221 Avenue of the Americas                                                 Investment Manager for over 5 years.
New York, New York

Alison E. Williams (33)         Vice President        Since October 2001    Vice President and Portfolio Manager of the
1221 Avenue of the Americas                                                 Investment Manager (since February 2001);
New York, New York                                                          previously an equity analyst at
                                                                            Painewebber.

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              Wayne E. Hedien                     John L. Schroeder
              James F. Higgins

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                         Independent Auditors
    ------------------------------------------------          ------------------------------------------------
                  Morgan Stanley Trust                                     Deloitte & Touche LLP
         Harborside Financial Center--Plaza Two                          Two World Financial Center
             Jersey City, New Jersey 07311                                New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

                                  Sub-Advisors
          ------------------------------------------------------------
              North American Government Securities, Mid-Cap Equity
                        and Emerging Markets Portfolios
                       ----------------------------------
                       TCW Investment Management Company
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                                Growth Portfolio
                                 --------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

                                          #40474